As filed with the Securities and Exchange Commission on January 10, 2017

Securities Act File No. 333-214205
Investment Company Act File No. 811-23204
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form N-2
☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ PRE-EFFECTIVE AMENDMENT NO. 1
☐ POST-EFFECTIVE AMENDMENT NO.
and/or
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒ AMENDMENT NO. 1
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Prospect Marketplace Lending Corporation
(Exact Name of Registrant as Specified in the Charter)
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10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of Principal Executive Offices)
(212) 448-0702
(Registrant’s Telephone Number, Including Area Code)
John F. Barry III
Brian H. Oswald
c/o Prospect Capital Management L.P.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Copies to:
George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036
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Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box.  ☒
It is proposed that this filing will become effective (check appropriate box):    ☐ when declared effective pursuant to section 8(c).
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CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(1)
Common Stock, $0.01 par value per share	1,000,000 shares	$1	$1,000,000	$115.90
(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION, DATED JANUARY 10, 2017
Prospect Marketplace Lending Corporation
Class A Shares ([ ]), Class I Shares ([ ]) and Class T Shares ([ ]) of Common Stock
The Company. Prospect Marketplace Lending Corporation (“we,” “us,” or the “Company”) is a newly organized Maryland corporation organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). We intend to qualify and will elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Company operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a fundamental policy to make one mandatory repurchase offer in the third calendar quarter of each year, at a price equal to the net asset value (“NAV”) per share, of no less than 5% of the shares outstanding. In addition to this mandatory repurchase offer, the Company intends, subject to the discretion of the Company’s board of directors (the “Board of Directors”), to make three repurchase offers of its outstanding shares in the first, second and fourth calendar quarters of each year and in such amounts as the Board of Directors may determine. See “Share Repurchase Program” below.
Investment Objective. Our investment objective is to achieve total return and current income. There can be no assurance that our investment objective will be achieved.
Investment Strategies and Policies. Under normal market conditions, we will seek to achieve our investment objective by investing, directly or indirectly, at least 80% of the total assets of the Company, including assets attributable to leverage (the “Managed Assets”), in Marketplace Lending Instruments (as defined below).
Our Marketplace Lending Instruments may be made through a combination of: (i) investing in loans to consumers, small- and mid-sized companies and other borrowers originated through online platforms (or an affiliate) that provide a marketplace for lending (“Marketplace Loans”) through purchases of whole loans (either individually or in aggregations); (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (or an affiliate) representing the right to receive the principal and interest payments on a Marketplace Loan originated through the platform; (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans (including interests in the subordinated debt and equity tranches); (iv) investing in private investment funds that purchase Marketplace Loans, (v) acquiring an equity interest in a marketplace lending platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to a marketplace lending platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Marketplace Lending Instruments”). The Company will not purchase online loans originated by the Adviser or its affiliates. We may invest without limit in any of the foregoing types of Marketplace Lending Instruments, except that our investments in private investment funds will be limited to no more than 10% of our Managed Assets. We currently anticipate that the Marketplace Loans in which we will invest will be newly issued and/or current as to interest and principal payments at the time of investment, and that a substantial portion of our Marketplace Lending Instrument investments will be made through purchases of whole loans from the platforms. We have no intention as of the date of this Prospectus to invest in Marketplace Loans originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, we may in the future invest in such Marketplace Loans and, prior to such time, will amend the Prospectus to provide additional information on such investments, including the associated risks. See “Investment Objective, Strategies and Policies” and “Risk Factors-Marketplace Lending-Related Risks.” Unless the context suggests otherwise, all references to loans generally in this Prospectus refer to Marketplace Loans.
We intend to invest at least 80% of our Managed Assets in Marketplace Lending Instruments; however, we may invest up to 20% of our Managed Assets in other income-producing securities of any maturity and credit quality, including below investment grade securities, and equity securities, including exchange-traded funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such income-producing securities in which we may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset‑backed securities, exchange-traded notes, exchange-traded funds (and other investment companies), loans other than Marketplace Loans, including secured and unsecured senior loans, and cash and cash equivalents. The Company may also invest in derivative transactions such as swaps, futures or options for purposes of gaining investment exposure to any of the foregoing instruments, to hedge its exposure or for cash management purposes. See “Risk Factors-Other Investment-Related Risks.”

(continued from front cover)
Investment Adviser. Our investment adviser is Prospect Capital Management L.P. (the “Adviser” or “Prospect Capital Management”). See “Management.”
The Offering. The Company currently offers Class T shares. The Company has applied for exemptive relief from the Securities and Exchange Commission (the “SEC”) to issue multiple classes of shares (including Class A and Class I shares) and to impose asset-based distribution fees and early-withdrawal fees as applicable. Until such exemptive relief is granted, the Company will only offer Class T shares, and upon receiving the exemptive relief, the Company will also offer Class A and Class I shares. Our shares will be offered on a continuous basis at the NAV per share calculated each business day, plus the applicable sales load. The initial NAV per share is $25.00. Any sales load will be deducted from the proceeds paid to the Company. The maximum sales load is expected to be [ ]% of the amount invested for Class A shares and will be [ ]% of the amount invested in Class T shares, which includes a dealer allowance fee and a dealer manager fee expected to be [ %] and [ %], respectively for Class A shares, and will be [ %] and [ %], respectively for Class T shares. In its capacity as the dealer manager, [ ], (the “Dealer Manager”) is expected to receive the dealer manager fee of [ ]% of the amount invested by an investor in Class A shares, and will receive the dealer manager fee of [ %] of the amount invested by an investor in Class T shares. Class I shares are not expected to be subject to a sales charge.
Our shares will be continuously offered through [ ] (the “Distributor”). Our shares may be purchased only through the Distributor or the Company. The Distributor is not required to sell any specific number or dollar amount of our shares, but will use its best efforts to sell our shares. The Company will not sell shares unless it achieves at least [$ ] in subscriptions (“Minimum Offering Requirement”). Pending satisfaction of the Minimum Offering Requirement, all subscription payments will be placed in an interest bearing account held by the Company’s escrow agent, [ ] (the “Escrow Agent”), in trust for the investors’ benefit, pending release to the Company. If the Minimum Offering Requirement is not satisfied within one year from the date of this prospectus, the Company will not accept the proceeds and promptly cause all funds in the escrow account (including interest, if any) to be released and the Company will stop offering shares.
The minimum initial investment by a Stockholder for Class A shares is expected to be [$2,500] for regular accounts and [$1,000] for retirement plan accounts. The minimum initial investment by a Stockholder for Class T shares is [$2,500] for regular accounts and retirement plan accounts. Subsequent investments in Class A and Class T shares may be made with at least [$100] under the Fund’s automatic investment program. Subsequent investment in Class A and Class T shares not made pursuant to the automatic investment program may be made with at least [$1,000]. The minimum initial investment for Class I shares is expected to be [$2,000,000] while subsequent investments may be made in any amount. We may vary the investment minimums from time to time or waive them for certain subscribers in whole or in part. We do not impose any other eligibility requirements with respect to the purchase of shares. See “Plan of Distribution.”
Purchasers of our shares are subject to dilution as a result of expenses we will incur in connection with this offering. In addition, we intend to continue to issue shares, which subjects your ownership percentage in the Company to further dilution. See “Risk Factors-Risks Related to an Investment in Our Shares.”
This prospectus contains important information about us that a prospective investor should know before investing in our shares. Please read this prospectus before investing and keep it for future reference. We have filed with the SEC a statement of additional information dated as of the date of this prospectus, as may be amended (“SAI”), containing additional information about us. The SAI is incorporated by reference in its entirety into this prospectus. We will also file annual, semi-annual and quarterly reports, proxy statements and other information about us with the SEC. This information and the SAI will be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at [ ]. The SEC also maintains a website at www.sec.gov that contains the SAI, and any amendments thereto, and other information regarding us.
Investing in our shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 52 to read about the risks you should consider before buying our shares, including the risk of leverage.

•	Our shares will not be publicly traded and you should not expect to be able to sell your shares regardless of how we perform.

•	Our shares are not currently listed on any securities exchange, and we do not expect a secondary market in our shares to develop in the foreseeable future, if ever.

•
In order to provide some liquidity to its stockholders, the Company intends to offer to repurchase its outstanding shares on a quarterly basis. One of the Company’s repurchase offers will be conducted pursuant to a fundamental policy, pursuant to which the Company will offer to repurchase 5% of its outstanding shares on a non-discretionary basis in the third calendar quarter of each year. Subject to the Company’s discretion, the remaining three repurchase offers are intended to be conducted in the first, second and fourth calendar quarters of each year and in such amounts as the Board of Directors may determine in its sole discretion. There can be no assurance, however, that any such discretionary repurchases will be made. See “Share Repurchase Program.” In addition, you may be charged an early withdrawal charge of [ ]% if you elect to have the Company repurchase your Class T shares during the first year of your purchase.

•	You will have no right to require us to repurchase your shares or any portion thereof. See “Share Repurchase Program.”

•	An investment in our shares is not suitable for investors that require short-term liquidity.

•	Because you will be unable to sell your shares, you will be unable to reduce your exposure on any market downturn.

•
Our distributions may be funded from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

•
If a borrower is unable to make its payments on a loan, we may be greatly limited in our ability to recover any outstanding principal and interest under such loan, as (among other reasons) the loan may be unsecured or undercollateralized, and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

•
The Marketplace Loans in which we invest will not be guaranteed or insured by a third party. In addition, the Marketplace Lending Instruments in which we may invest will not be backed by any governmental authority.

•
Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation and employment status (as applicable) to the lending platforms. As a general matter, platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the platforms, including their intentions for the use of the loan proceeds.

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Our shares should be considered speculative and involving a high degree of risk, including the risk of loss of investment. There can be no assurance that payments due on underlying Marketplace Loans will be made. Marketplace Lending Instruments are generally not rated by the nationally recognized statistical rating organizations. Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such rating organizations to classify “junk” bonds.

•
At any given time, our portfolio may consist of investments that are illiquid and subject to increased credit and default risk, and no market may develop in the future for these investments. Our shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Company.

•	Substantially all of the Company’s investments will be loans that are unsecured or undercollateralized.

•	The amount of distributions that we may pay, if any, is uncertain.

•	As a result of the foregoing and other risks described in this Prospectus, an investment in the Company is considered to be highly speculative.

•	We may decline to accept any subscription requests for any reason regardless of the order in which such subscription request was submitted to us.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
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	Class T Shares	Class A Shares(3)	Class I Shares(3)
Total Offering Amount	$[ ]	$[ ]	$[ ]
Maximum Sales Load (1)	[ ]%	[ ]%	[ ]%
Proceeds to the Company (2)	$[ ]	$[ ]	$[ ]

(1)
The “maximum sales load” includes (i) dealer allowance and dealer manager fees of [ %] and [ %], respectively, of the Company’s public offering price per Class A share, and (ii) dealer allowance and dealer manager fees of [ %] and [ %], respectively, of the Company’s public offering price per Class T share. The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Company shares. See “Plan of Distribution.”

(2)
In addition to the sales load, we estimate that we will incur in connection with this offering approximately $[ ] of offering expenses if the maximum number of [ ] shares is sold at $25.00 per share. The payment of such expenses, although payable by the Company, are indirectly paid by investors in this offering and will immediately reduce the NAV of each share purchased in this offering.

(3)	Currently only Class T shares of the Company are offered. The Company expects to offer Class A and Class I shares in the future, subject to obtaining an exemptive order from the SEC.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Our shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve or any other government agency.
 Prospective investors should not construe the contents of this prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Company.

The date of this prospectus is  , 2017.
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ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we filed with the SEC, using a continuous offering process. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus.
Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.”
You should rely only on the information contained in this prospectus. Neither we nor the Distributor have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our shares. If there is a material change in the affairs of our company, we will amend or supplement this prospectus.

i

ii

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our shares.
Unless otherwise noted, the terms “we,” “us,” “our,” and the “Company” refer to Prospect Marketplace Lending Corporation; the term the “Adviser” refers to Prospect Capital Management L.P.; and the terms “Prospect Administration” and the “Administrator” refer to Prospect Administration LLC. In addition, in this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day that the New York Stock Exchange (NYSE) is open.
Prospect Marketplace Lending Corporation
The Company. We are a newly organized, Maryland corporation organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a fundamental policy to make one mandatory repurchase offer in the third quarter of each year, at a price equal to the net asset value (“NAV”) per share, of no less than 5% of the shares outstanding. In addition to this mandatory repurchase offer, the Company intends, subject to the discretion of the Company’s board of directors (the “Board of Directors”), to make three repurchase offers of its outstanding shares in the first, second and fourth calendar quarters of each year and in such amounts as the Board of Directors may determine. See “Share Repurchase Program” below.
 The Offering. The Company currently offers Class T shares. The Company has applied for exemptive relief from the Securities and Exchange Commission (the “SEC”) to issue multiple classes of shares (including Class A and Class I) and to impose asset-based distribution fees and early withdrawal fees as applicable. Until such exemptive relief is granted, the Company will only offer Class T shares, and upon receiving the exemptive relief, the Company will also offer Class A and Class I shares. Our shares will be offered on a continuous basis at the NAV per share calculated each business day, plus the applicable sales load. The initial NAV per share is $25.00. Any sales load will be deducted from the proceeds paid to the Company. The maximum sales load is expected to be [ ]% of the amount invested for Class A shares and will be [ ]% of the amount invested in Class T shares, which includes a dealer allowance fee and a dealer manager fee expected to be [ %] and [ %], respectively for Class A shares, and will be [ %] and [ %], respectively for Class T shares. In its capacity as the dealer manager, [ ], (the “Dealer Manager”) is expected to receive the dealer manager fee of [ ]% of the amount invested by an investor in Class A shares, and will receive the dealer manager fee of [ %] of the amount invested by an investor in Class T shares. Class I shares are not expected to be subject to a sales charge.
Our shares will be continuously offered through [ ] (the “Distributor”). Our shares may be purchased only through the Distributor or the Company. The Distributor is not required to sell any specific number or dollar amount of our shares, but will use its best efforts to sell our shares. This is not a “firm commitment” offering in which an underwriter has committed to sell a pre-determined number of shares to investors. The Adviser (and not the Company) has agreed to pay an annual fee of $[ ], paid to the Distributor in connection with the Distributor’s efforts to sell our shares on a best efforts basis. The Company will not sell shares unless it achieves at least [$ ] in subscriptions (“Minimum Offering Requirement”). Pending satisfaction of the Minimum Offering Requirement, all subscription payments will be placed in an interest bearing account held by the Company’s escrow agent, (the “Escrow Agent”), in trust for the investors’ benefit, pending release to the Company. If the Minimum Offering Requirement is not satisfied within one year from the date of this prospectus, the Company will not accept the proceeds and promptly cause all funds in the escrow account (including interest, if any) to be released and the Company will stop offering shares.
The minimum initial investment by a Stockholder for Class A shares is expected to be [$2,500] for regular accounts and [$1,000] for retirement plan accounts. The minimum initial investment by a Stockholder for Class T shares is [$2,500] for regular accounts and retirement plan accounts. Subsequent investments in Class A and Class T shares may be made with at least [$100] under the Company’s automatic investment program. Subsequent investment in Class A and Class T shares not made pursuant to the automatic investment program may be made with at least [$1,000]. The minimum initial investment for Class I shares is expected to be [$2,000,000] while subsequent investments may be made in any amount. We may vary the investment minimums from time to time or waive them for certain subscribers in whole or in part. We do not impose any other eligibility requirements with respect to the purchase of shares.
All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. We reserve the right to reject any initial or additional investment and to suspend the offering of shares. The Company and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part. Holders of our shares (“Stockholders”) who invest in the Company through an investment adviser should contact the investment adviser regarding purchase procedures. The Company will not reject purchase orders for shares in order to prevent takeover attempts.

A purchase of shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Company. A purchase order is in “good order” when we, the Distributor, an authorized intermediary or, if applicable, its respective agent or representative, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Company. Once we accept a purchase order, you may not cancel or revoke it. We reserve the right to cancel any purchase order we receives if we believe that it is in the best interest of the Stockholders to do so.
Our shares will not be listed on an exchange in the foreseeable future, if at all. It is not anticipated that a secondary market for our shares will develop unless our shares are listed on an exchange. Neither the Adviser nor the Distributor intends to make a market in the Company’s shares. See “Plan of Distribution.”
Investment Objective. Our investment objective is to achieve total return and current income.  There can be no assurance that our investment objective will be achieved.
Our investment objective and, unless otherwise specified, our investment policies and limitations are not considered to be fundamental by the Company and can be changed without a vote of the Stockholders. However, our policy of investing at least 80% of the total assets of the Company, including assets attributable to leverage (the “Managed Assets”) in Marketplace Lending Instruments (as defined below) may only be changed by the Board of Directors following the provision of 60 days’ prior written notice to the Stockholders. In addition, the investment objective may be changed by our Board of Directors if we provide our Stockholders with at least 60 days prior notice. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Company, as defined in the 1940 Act, which includes our shares and shares of preferred stock of the Company (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.
Investment Strategies and Policies. Under normal market conditions, we will seek to achieve our investment objective by investing, directly or indirectly, at least 80% of our Managed Assets in Marketplace Lending Instruments (as defined below). Our Marketplace Lending Instruments may be made through a combination of: (i) investing in loans to consumers, small- and mid-sized companies (“SMEs”) and other borrowers originated through online platforms (or an affiliate) that provide a marketplace for lending (“Marketplace Loans”) through purchases of whole loans (either individually or in aggregations); (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (or an affiliate) representing the right to receive the principal and interest payments on a Marketplace Loan originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans (including interests in subordinated debt and equity tranches); (iv) investing in private investment funds that purchase Marketplace Loans, (v) acquiring an equity interest in a marketplace lending platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to a marketplace lending platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Marketplace Lending Instruments”). The Company will not purchase online loans originated by the Adviser or its affiliates. We may invest without limit in any of the foregoing types of Marketplace Lending Instruments, except that our investments in private investment funds will be limited to no more than 10% of our Managed Assets. Subject to the foregoing limitation, as of the date of this Prospectus, we initially anticipate that a substantial portion of our consumer Marketplace Loan investments will have originated from LendingClub Corporation (“LendingClub”) and Avant, Inc. (“Avant”). See “Risk Factors-Marketplace Lending-Related Risks.” We currently anticipate that the Marketplace Loans in which we will invest will be newly issued and/or current as to interest and principal payments at the time of investment, and that a substantial portion of our Marketplace Lending Instrument investments will be made through purchases of whole loans from the platforms. We have no intention as of the date of this Prospectus to invest in Marketplace Loans originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, we may in the future invest in such Marketplace Loans and, prior to such time, will amend the Prospectus to provide additional information on such investments, including the associated risks. For a general discussion of marketplace lending and Marketplace Lending Instruments, see “Marketplace Lending” below. Unless the context suggests otherwise, all references to loans generally in this Prospectus refer to Marketplace Loans.
Marketplace Lending Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify junk bonds. Accordingly, the Company’s unrated Marketplace Lending Instrument investments constitute highly risky and speculative investments similar to investments in “junk” bonds, notwithstanding that the Company is not permitted to invest in loans that are of subprime quality at the time of investment. See “Risks-Marketplace Lending-Related Risks-Credit and Below Investment Grade Securities Risk.” The Marketplace Lending Instruments in which we may invest may nevertheless have varying degrees of credit risk. There can be no assurance that payments due on underlying Marketplace Loans will be made. At any given time, our portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, we may be greatly limited in our ability to recover any outstanding principal and interest under such loan. Our shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. See “Risk Factors-Marketplace Lending-Related Risks.”
We intend to invest at least 80% of our Managed Assets in Marketplace Lending Instruments; however, we may also invest up to 20% of our Managed Assets in other income-producing securities of any maturity and credit quality, including below investment grade securities (which are commonly referred to as “junk” bonds), and equity securities, including exchange-traded funds.  Such income-producing securities in which we may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset-backed securities, exchange-traded notes, exchange-traded funds (and other investment companies), loans other than Marketplace Loans, including secured and unsecured senior loans, and cash and cash equivalents. We may engage in derivative transactions in which we may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. We may engage in these derivative transactions to gain investment exposures, hedge our positions or for cash management purposes. See “Risk Factors-Other Investment-Related Risks.”
 Percentage limitations described in this prospectus are as of the time of investment by the Company and may be exceeded on a going-forward basis as a result of market value fluctuations of our portfolio investments.
Investment Adviser. Prospect Capital Management L.P. (the “Adviser” or “Prospect Capital Management”), an affiliate of the Company, manages our investment activities. Prospect Capital Management is an investment adviser that has been registered under the Investment Advisers Act of 1940, or the Advisers Act, since March 31, 2004. Under an investment advisory and management agreement to be entered into between us and Prospect Capital Management (the “Investment Advisory Agreement”) we will agree to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities (and, accordingly, includes the value of assets acquired with proceeds from borrowings), as well as an incentive fee based on our performance. See “Management.”
Investment Philosophy and Process. The Adviser believes that the recent and continuing growth of the online and mobile marketplace lending industry has created an attractive investment opportunity, with the potential for attractive returns. The Adviser seeks to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through marketplace lending with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Marketplace Loans. At the same time, marketplace lending has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns.
In selecting our Marketplace Loan investments, the Adviser intends to employ a bottom-up approach to evaluate the expected returns of loans by loan segment (e.g., consumer and SME loans) and by platform origination (as discussed below), as well as a top-down approach to seek to identify investment opportunities across the various segments of the marketplace lending industry. In doing so, the Adviser expects to conduct an analysis of each segment’s anticipated returns relative to its associated risks, which will take into consideration for each segment duration, scheduled amortization, seniority of the claim of the loan, prepayment terms and prepayment expectations, current coupons and trends in coupon pricing, origination fees, servicing fees and anticipated losses based on historical performance of similar credit instruments. The Adviser will then seek to allocate our assets to the segments identified as being the most attractive on a risk-adjusted return basis. The Company anticipates that Marketplace Loans will generally be fixed-rate loans. The general range of interest rates charged to the Marketplace Loans expected in the Company’s portfolio is between 5% and 35%. The higher interest rates (relative to prevailing market rates) incurred by borrowers of Marketplace Loans reflect their higher risks, including higher risk of default, associated with such investments.
Within each segment, the Adviser will conduct a platform-specific analysis, as opposed to a loan-specific analysis, and, as such, the Adviser’s investment process will not result in a review of each individual Marketplace Loan to which the Company has investment exposure. The Adviser expects to generally seek loans that have originated from platforms that have met the Adviser’s minimum requirements related to, among other things, loan default history and overall borrower credit quality. In this regard, the Adviser expects to engage in a thorough and ongoing due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risk. In addition, the Adviser’s due diligence efforts may include reviews of the servicing and underwriting functions of a platform (as further described below) and/or funding bank (as applicable), the ability of a platform to attract borrowers and the volume of loan originations, and loan performance relative to model expectations, among other things. In conducting such due diligence, the Adviser will generally have access to, and expects to review, the platform’s credit models as well. Moreover, the Adviser expects to visit each platform from time to time for on-site reviews of the platform, including discussions with each of the significant business units within the platform (e.g., credit underwriting, customer acquisition and marketing, regulatory and compliance, information technology, communications, servicing and operations).
Although the Adviser does not expect to review each individual Marketplace Loan prior to investment, it expects to be able to impose minimum quantitative and qualitative criteria on the loans (and aggregations of loans) in which it will invest by limiting our loans to the loan segments and platforms selected by the Adviser, as noted above. In effect, the Adviser expects to adopt the minimum investment criteria inherent in a loan segment or imposed by a platform that it has identified as having the appropriate characteristics for investment. Furthermore, each platform assigns the Marketplace Loans it originates a platform-specific credit grade reflecting the potential risk-adjusted return of the loan, which may be based on various factors such as: (i) the term, interest rate and other characteristics of the loans; (ii) the location of the borrowers; (iii) if applicable, the purpose of the loans within the platform (e.g., consumer and SME loans); and (iv) the credit and risk profile of the borrowers, including, without limitation (to the extent applicable based on the type of loan), the borrower’s annual income, debt-to-income ratio, credit score (e.g., FICO score), delinquency rate and liens. In purchasing Marketplace Loans from a platform, we will provide the applicable platform with instructions as to which platform credit grades are eligible for purchase (or, conversely, which platform credit grades are ineligible for our purchase). The Adviser intends to perform an ongoing analysis of each of the criteria within a platform’s credit grades to determine historical and predicted prepayment, charge-off, delinquency and recovery rates acceptable to the Adviser. While, under normal circumstances, the Adviser does not expect to provide instructions to the platforms as to any individual criterion used to determine platform-specific grades prior to purchasing Marketplace Loans (except as noted below), the Adviser intends to retain the flexibility to provide more specific instructions (e.g., term; interest rate; geographic location of borrower) if the Adviser believes that investment circumstances dictate any such further instructions. The Adviser will likely invest for us in Marketplace Loans that are primarily of “superprime”, “prime” and “nearprime quality” (as determined at the time of investment). We consider a consumer Marketplace Loan, and other Marketplace Loans to individual borrowers to be of subprime quality if the individual borrower of such loan has a FICO score of below 600. Nearprime is typically defined if the individual borrower of such loan has a FICO score of greater than 600 and less than 660. Prime is typically defined if the individual borrower of such loan has a FICO score equal to or greater than 660 and equal to or less than 719. Finally, superprime is typically defined if the individual borrower of such loan has a FICO score of equal to or greater than 720. We consider an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. In determining whether an SME loan is of subprime quality, the Adviser will generally look to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data.
The Adviser does not intend to invest our assets in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Marketplace Loan data provided by such platform relevant to determining the existence and valuation of such Marketplace Loans and utilized in the accounting of the loans (i.e., in order to select a platform, the Adviser must assess that it reasonably believes all relevant loan data for all loans purchased from the platform is included and correct).
The Adviser expects to significantly rely on borrower credit information provided by the platforms through which they will make our investments. The Adviser expects to depend on the applicable platform to collect, verify and provide information to us about each whole loan and borrower. The Adviser will receive updates of such borrower credit information provided by independent third party service providers to the platforms and will therefore be able to monitor the credit profile of its investments on an ongoing basis. See “Investment Objective, Strategies and Policies-Investment Philosophy and Process” and “Determination of Net Asset Value” below.
Marketplace Lending.
General. Marketplace lending has historically been referred to as “peer-to-peer” lending, which term originally reflected the initial focus of the industry on individual investors and consumer loan borrowers. In addition, the marketplace lending platforms may retain on their balance sheets a portion of the loan portfolios they originate. In marketplace lending, loans are originated through online platforms that provide a marketplace that matches consumers, small- and mid-sized companies and other borrowers seeking loans with investors willing to provide the funding for such loans. Reputation, word of mouth and direct marketing via mail have contributed to the growth in the investor and borrower base of the online platforms. Since its inception, the industry has grown to include substantial involvement of institutional investors. The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME). In the case of consumer platforms, prospective borrowers must disclose or otherwise make available to the platform operator certain financial and other information including, for example, the borrower’s credit score (as determined by a credit reporting agency), income, debt-to-income ratio, credit utilization, employment status, homeownership status, number of existing credit lines, intended use of funds and the number and/or amount of recent payment defaults and delinquencies, certain of which information is then made available to prospective lenders. The borrower must satisfy the minimum eligibility requirements set by the operator. The operator uses the information provided by the borrower (along with other relevant data such as the characteristics of the loan) to assign its own credit rating (in the case of most consumer platforms) and the interest rate for the requested loan. Lenders may select which loans to fund based on such borrower-provided information and platform-assigned credit rating (to the extent available) and the yield to the lender, which is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees for screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things. A typical servicing fee charged to the lender is 1% of the prior month’s outstanding loan balance. Operators may also charge borrowers an origination fee, which is typically 1% to 6% of the loan balance. The platforms may set limits as to the maximum dollar amount that may be requested by a borrower (whether through one or multiple loans) and the minimum dollar amount that a lender must provide under each loan. The loans originated through the online consumer lending platforms typically have a fixed term ranging between six months and five years in principal amounts with a minimum (e.g., $1,000) and maximum (e.g., $100,000), and typically amortize through equal monthly payments to their maturity dates. We intend to hold our Marketplace Loan investments until maturity.
We currently anticipate that our Marketplace Loan investments will originate from lending platforms based in the United States, a substantial portion of which is expected to be whole loans. A small number of marketplace lending platforms originate a substantial portion of the Marketplace Loans in the United States (in particular, LendingClub, Prosper Funding LLC (“Prosper”), Marlette Funding, LLC, loanDepot.com, LLC, Sofi Lending Corp (“Sofi”), BorrowersFirst, Inc. (“BorrowersFirst”) and Avant currently originate the large majority of all U.S. consumer Marketplace Loans). We initially anticipate that a substantial portion of our consumer Marketplace Loan investments will have originated from LendingClub and Avant. LendingClub is an online marketplace connecting borrowers and investors located in San Francisco, California. As of September 30, 2016, LendingClub had facilitated approximately $22.7 billion in loans since it first launched in 2007. Founded in 2012, Avant is located in Chicago, Illinois and operates an online lending platform. Personal installment loans are offered to consumers through the Avant platform. As of September 30, 2016, approximately $3.5 billion in loans have been originated through the Avant platform in the U.S. The Adviser intends to continue to build relationships and enter into agreements with additional platforms. However, if there are not sufficient qualified loan requests through any platform, we may be unable to deploy our capital in a timely or efficient manner. In such event, we may be forced to invest in cash, cash equivalents, or other assets that fall within our investment policies that are generally expected to offer lower returns than our target returns from investments in Marketplace Loans. We will enter into purchase and servicing agreements with platforms, which will outline, among other things, the terms of the loan purchase, loan servicing, our rights to assign the loans and the remedies available to the parties.
In the United States, a platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. In addition, courts have recently considered the regulatory environment applicable to marketplace lending platforms and purchasers of Marketplace Loans. In light of recent decisions, if upheld and widely applied, certain marketplace lending platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans. As a result, large amounts of Marketplace Loans purchased by us (directly or indirectly) could become unenforceable, thereby causing losses for Stockholders. See “Investment Objective, Strategies and Policies-Marketplace Lending” and “Risk Factors-Marketplace Lending-Related Risks.”
Marketplace Loans and Pass-Through Notes. As noted above, the underlying Marketplace Loan origination processes employed by each platform may vary significantly. Under one model employed by certain platforms in the United States, the operator of the platform maintains with a bank a segregated deposit account that has on deposit the amounts to be provided by the lenders with respect to each loan. The principal amount of each loan is then advanced to the borrower by the same or a different bank (the “funding bank”). The platform operator purchases the loan from the funding bank at par promptly after its origination and may resell it directly to an investor under a whole loan purchase program. Institutional investors, such as the Company, typically invest in whole loans, and therefore acquire the entire beneficial interest in the loans in which they invest, rather than fractional portions of or participations in such loans. Alternatively, the operator of the platform may purchase the loan from the funding bank at par using the funds of multiple lenders on deposit in the segregated deposit account and then issues to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). As a further alternative, certain operators (including most SME lenders) do not engage funding banks but instead extend their loans directly to the borrowers. These lenders similarly may sell the funded loans as whole loans to institutional investors or sell Pass-Through Notes backed by individual loans or engage in other capital market transactions.
The platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans. Upon identification of the proceeds received with respect to a loan and deduction of applicable fees, the platform operator forwards the amounts owed to the lenders or the holders of any related Pass-Through Notes, as applicable.
A platform operator is not obligated to make any payments due on a Marketplace Loan or Pass-Through Note (except to the extent that the operator actually receives payments from the borrower on the related loan). Accordingly, lenders assume all of the credit risk on the loans they fund through a Pass-Through Note or whole loan purchased from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. In addition, a platform operator is generally not required to repurchase Marketplace Loans from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by a purchaser of whole loans. As loan servicer, the platform operator or an affiliated entity typically has the ability to refer any delinquent Marketplace Loan to a collection agency (which may impose additional fees and costs that are often as high, or higher in some cases, as 35% of any recovered amounts). We will not directly enter into any arrangements or contracts with the collection agencies (and, accordingly, we do not currently anticipate we would have, under current law and existing interpretations, substantial risk of liability for the actions of such collection agencies). At the same time, the relatively low principal amounts of Marketplace Loans often make it impracticable for the platform operator to commence legal proceedings against defaulting borrowers. Marketplace Loans may be secured (generally in the case of SME loans and real estate-related loans) or unsecured (generally in the case of consumer loans). For example, real estate Marketplace Loans may be secured by a deed of trust, mortgage, security agreement or legal title to real estate. There can be no assurance that any collateral pledged to secure a Marketplace Loan can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loan. See “Risk Factors-Marketplace Lending-Related Risks.”
No Marketplace Loans currently being offered have been registered with the SEC and the only Pass-Through Notes that have been registered with the SEC are those issued by LendingClub and Prosper. In addition, Marketplace Loans are not listed on any securities exchange (although secondary market trading in Pass-Through Notes issued by LendingClub and Prosper does occur on an electronic “alternative trading system” maintained by FOLIOfn, Inc., a registered broker-dealer). Marketplace Loans are therefore generally illiquid and the platforms provide no assurances as to the liquidity or value of the loans. An active secondary market for the Marketplace Loans does not currently exist and an active market for the Marketplace Loans may not develop in the future. See “Investment Objective, Strategies and Policies-Marketplace Lending-Marketplace Loans and Pass-Through Notes.”
Asset-Backed Securities. We also may invest in Marketplace Loans through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). We may invest, for example, in an SPV that holds a pool of loans originated by a particular platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.
The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. In general, we may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of asset-backed securities. The subordinated classes of asset-backed securities in which we may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.
The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Company for such securities, the yield we expect to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. See “Risk Factors-Marketplace Lending-Related Risks.”
Private Investment Funds. We may invest up to 10% of our Managed Assets in private investment funds that invest in Marketplace Loans. Under one such fund structure, the platform operator may form (i) an investment fund that offers partnership interests or similar securities to investors on a private placement basis, and (ii) a subsidiary that acts as the investment fund’s general partner and investment manager. The investment fund then applies its investors’ funds to purchase Marketplace Loans originated on the platform (or portions thereof) from the operator. As an investor in an investment fund, we would hold an indirect interest in a pool of Marketplace Loans and would receive distributions on our interest in accordance with the fund’s governing documents. This structure is intended to create diversification and to reduce operator credit risk for the investors in the investment fund by enabling them to invest indirectly in Marketplace Loans through the private investment fund rather than directly from the operator of the platform. See “Risk Factors-Marketplace Lending-Related Risks.”
We also may wholly-own or otherwise control certain pooled investment vehicles which hold Marketplace Loans and/or other Marketplace Lending Instruments, which pooled investment vehicle may be formed and managed by the Adviser (a “Subsidiary”). Each Subsidiary may invest in Marketplace Loans and other instruments that we may hold directly. See “Risk Factors-Structural and Market-Related Risks.”
Other Investments in Marketplace Lending Instruments.  We may invest in the equity securities and/or debt obligations of platform operators (or their affiliates), which may provide these platforms and their related entities with the financing needed to support their lending business. An equity interest in a platform or related entity represents ownership in such company, providing voting rights and entitling us, as a shareholder, to a share of the company’s success through dividends and/or capital appreciation. A debt investment made by the Company could take the form of a loan, convertible note, credit line or other extension of credit made by the Company to a platform operator. We would be entitled to receive interest payments on our investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents. The loans, credit lines or other extensions of credit to a platform may be secured by the platform’s assets, in which case the Company would retain a security interest in, and have priority over, certain assets of the platform. See “Risk Factors-Marketplace Lending-Related Risks” and “Risk Factors-Other Investment-Related Risks.”
Non-listed Closed-End Fund. We are organized as a closed-end management investment company. Unlike shares of open-end management investment companies (commonly known as mutual funds), which generally are redeemable on a daily basis, our shares will not be redeemable at an investor’s option (other than pursuant to the Company’s repurchase policy) and, unlike traditional listed closed-end funds, our shares will not be listed on any securities exchange. We do not expect a secondary market in our shares to develop unless our shares are listed on a securities exchange, if at all. Therefore, investors should not expect to be able to sell their shares regardless of how we perform. As a result of the foregoing, an investment in our shares may not be suitable for investors that require liquidity, other than liquidity provided through our repurchase policy. An investor may not be able to sell or otherwise liquidate his, her or its shares whenever such investor would prefer. If and to the extent that a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per share. We may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. Although we intend to make quarterly offers to repurchase our shares, there can be no assurance that we will repurchase all shares that are tendered by a Stockholder in connection with any repurchase offer and Stockholders should consider that they may not have access to all of the money they invest in the short term or within a specified timeframe. We are designed for long-term investors and an investment in our shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.  See “Non-Listed Closed-End Fund” and “Investor Suitability.” See also “Risk Factors-Structural and Market-Related Risks.”
Share Repurchase Program. In order to provide some liquidity to its Stockholders, the Company intends to offer to repurchase 5% of its outstanding shares on a quarterly basis. The Company is an interval fund and, as such, has adopted a fundamental policy to make one mandatory repurchase offer in the third calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% of the shares outstanding. We refer to such repurchase as a “Mandatory Repurchase” because the Company is required to conduct this minimum repurchase offer unless certain limited circumstances occur. However, investors should not rely on Mandatory Repurchases being made in amounts in excess of 5% of Company assets. See “Share Repurchase Program.” There is no guarantee that Stockholders will be able to sell all of the shares they desire in a Mandatory Repurchase offer because Stockholders, in total, may wish to sell more than the percentage of the Company’s shares being repurchased.
In addition, the Company intends to offer additional liquidity to its Stockholders by offering to repurchase outstanding shares in the first, second and fourth calendar quarters of each year pursuant to three repurchase offers, subject to the discretion of the Company’s Board of Directors. Each such repurchase offer will be at a price equal to the NAV per share, and is expected to be for an amount equal to 5% of the shares outstanding (“Discretionary Repurchases”). The Board of Directors will typically consider the following factors, among others, in making its repurchase determination: (i) whether any Stockholders have requested that the Company repurchase their shares; (ii) the liquidity of the Company’s assets; (iii) the investment plans and working capital requirements of the Company; (iv) the relative economies of scale with respect to the size of the Company; (v) the history of the Company in repurchasing shares; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of shares.
Although the Company intends to engage in periodic Discretionary Repurchases as described herein, no assurances can be given that such Discretionary Repurchases will occur or that Stockholders will be able to sell all of the shares they desire in a repurchase offer. The limitations and restrictions relating to Discretionary Repurchases may prevent the Company from accommodating all repurchase requests made in any written tender offer. Limited liquidity will be provided to Stockholders only through the Company’s Mandatory Repurchase and Discretionary Repurchase offers. See “Share Repurchase Program.”

Available Information. We file periodic reports and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at [ ]. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.
Distribution Policy. Subject to our Board of Directors’ discretion and applicable legal restrictions,we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. See “Distributions.” From time to time, we may also pay interim special distributions in cash or in our shares at the discretion of our Board of Directors. Each year a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our Stockholders. There can be no assurance that we will be able to pay distributions at a specific rate or at all. See “Material U.S. Federal Income Tax Considerations.”
We intend to make our ordinary distributions in additional shares, unless Stockholders have opted out of our distribution reinvestment plan, in which case distributions will be made in cash. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. Stockholder. If Stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares.
Distribution Reinvestment Plan. We expect to adopt a dividend reinvestment plan that provides for reinvestment of our dividends or distributions on behalf of our Stockholders, unless a Stockholder elects to receive cash as provided below. As a result, when our Board of Directors authorizes, and we declare, a cash dividend or distribution, then our Stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends or distributions.
No action will be required on the part of a registered Stockholder to have their cash dividend or distribution reinvested in shares of our common stock. A registered Stockholder may elect to receive an entire dividend or distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to Stockholders. Those Stockholders whose shares are held by a broker or other financial intermediary may receive dividends or distributions in cash by notifying their broker or other financial intermediary of their election.
There will be no brokerage charges or other charges to Stockholders who participate in reinvestment of dividends or distributions under the plan. The plan administrator’s fees under the plan will be paid by us.
Stockholders who receive dividends or distributions in the form of stock will be subject to the same U.S. federal, state and local tax consequences as our Stockholders who elect to receive their dividends or distributions in cash.
Use of Leverage. We currently intend to use leverage for investment and other purposes, such as for financing the repurchase of our shares or to otherwise provide us with liquidity. As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness (collectively, “Borrowings”), defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.
We initially anticipate utilizing leverage through bank Borrowings or similar revolving or term loans, subject to the limitations of the 1940 Act. We do not anticipate issuing preferred stock during our first year of operations. Certain types of Borrowings may result in us being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. In addition, the Borrowings in which we may incur will likely be secured by a lien on our assets. The cost associated with any issuance and use of leverage will be borne by the Stockholders and result in a reduction of the NAV of our shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee. See “Use of Leverage.”
The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of our shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is employed, the NAV and the yield to Stockholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for our shares than if leverage is not used. In addition, the Adviser is paid more if we use leverage, which creates a conflict of interest for the Adviser. See “Risk Factors-Structural and Market-Related Risks” and “Risk Factors- Risks Related to Debt Financing” below.
Advisory Fees. Our Adviser is compensated for its services. Under the Investment Advisory Agreement, our Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee. The base management fee will be payable quarterly in arrears and will be calculated at an annual rate of [ ]% of the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. The subordinated incentive fee, which we refer to as the incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a “hurdle” of [ ]% ([ ]% annualized) and a “catch-up” feature. See “Investment Advisory Agreement—Overview of Our Adviser—Advisory Fees.”
Federal Tax Matters. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our Stockholders from our tax earnings and profits. To maintain our RIC tax treatment, we will be required to meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”
Determination of Net Asset Value. NAV per share is determined daily.  NAV per share is calculated by dividing the value of all of the securities and other assets of the Company, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of shares outstanding. The Board of Directors has adopted valuation policies and procedures for the Company and has delegated the day-to-day responsibility for fair value determinations to the Adviser. The Adviser’s valuation committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board of Directors) has the day-to-day responsibility for overseeing the implementation of the Company’s valuation policies and procedures and fair value determinations (subject to review and ratification by the Board of Directors). Pursuant to the Company’s valuation policies and procedures as adopted by the Board of Directors, the Company’s holdings in Marketplace Lending Instruments are fair valued in accordance with such policies and procedures based on evaluated prices provided by a third-party pricing service, [ ], and affirmed by the Committee.  All fair value determinations are subject to quarterly review by the Board of Directors. See “Determination of Net Asset Value” for a discussion of how NAV is determined.
Investor Suitability. An investment in the Company involves substantial risks and may not be suitable for all investors. You may lose money or your entire investment in us. An investment in us is suitable only for investors who can bear the risks associated with the limited liquidity of our shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisers should (i) consider the suitability of an investment in our shares with respect to the investor’s investment objectives and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs. We should be considered an illiquid investment. See “Investor Suitability.”
Distributor and Dealer Manager. We have entered into a distribution agreement (the “Distribution Agreement”) with [ ], pursuant to which the Distributor is serving as the Company’s principal underwriter and acts as the distributor of the Company’s shares on a best efforts basis, subject to various conditions. In addition, the Company entered into a Dealer Manager Agreement with the Dealer Manager, pursuant to which the Dealer Manager receives compensation for certain sales, promotional and marketing services provided to the Company in connection with the distribution of shares. In connection with the Dealer Manager’s wholesale activities, the Distributor entered into a “Wholesale Marketing Agreement” with the Dealer Manager, pursuant to which the Dealer Manager will solicit, through participating dealers, purchasers in the Company’s shares and undertake such advertising and promotion as it believes is reasonable in connection with procuring purchasers in the Company’s shares.
Administrator. We have entered into an administration agreement (the “Administration Agreement”) under which we have agreed to reimburse Prospect Administration LLC (the “Administrator” or “Prospect Administration”) for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. Prospect Administration is controlled by our Adviser.
Corporate Information. Our principal executive offices are located at 10 East 40th Street, 42nd Floor, New York, New York, 10016. We maintain a website at [ ]. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

SPECIAL RISK CONSIDERATIONS
An investment in us involves special risk considerations. You should consider carefully the key risks summarized below, which are described in more detail (as well as the additional risks described) under “Risks” beginning on page 52 of this Prospectus, before investing in our shares.
Investors should carefully consider our risks and investment objective, as an investment in us may not be appropriate for all investors and is not designed to be a complete investment program. An investment in us involves a high degree of risk. It is possible that investing in us may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.
MARKETPLACE LENDING-RELATED RISKS:
The current marketplace lending market in which we seek to participate is competitive and rapidly changing.
The current marketplace lending market in which we seek to participate is competitive and rapidly changing. We may face increasing competition for access to platforms and Marketplace Lending Instruments as marketplace lending continues to evolve. We may face competition from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than us. These potential competitors may have higher risk tolerances or different risk assessments than us, which could allow them to consider a wider variety of investments and establish more relationships with platforms than the Adviser. A platform with which we may enter into an arrangement to purchase Marketplace Lending Instruments may have similar arrangements with other parties, thereby reducing the potential investments of the Company through such platform. There can be no assurance that the competitive pressures we may face will not erode our ability to deploy capital. If we are limited in our ability to invest in Marketplace Lending Instruments, we may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through investments in Marketplace Lending Instruments. If our access to platforms is limited, it would also be subject to increased concentration and counterparty risk.
The consumer and commercial lending business is highly competitive and Marketplace Loan platforms compete with other Marketplace Loan platforms as well as larger banking, securities and investment banking firms that have substantially greater financial resources. There can be no guarantee that the rapid origination growth experienced by certain platforms in recent periods will continue. Without a sufficient number of new qualified loan requests, there can be no assurances that we will be able to compete effectively for Marketplace Loans and other Marketplace Lending Instruments with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates and residential home values, may affect borrower willingness to seek Marketplace Loans and investor ability and desire to invest in Marketplace Loans and other Marketplace Lending Instruments.
Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. Our returns will be impacted by the price at which we purchase consumer loans. If we are required to purchase such loans at higher prices, our returns will suffer. In addition, no active trading market currently exists for the trading of consumer loans that we intend to purchase, which means it may be difficult or impossible to dispose of such assets once we have acquired them. We can offer no assurances that we will deploy all of our capital in a timely manner or at all.
Moreover, alternative investment vehicles, such as hedge funds, invest in Marketplace Loans. As a result of these new entrants, competition for investment opportunities in Marketplace Loans may intensify. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end management investment company.
We will face credit risks and risk associated with below investment grade securities.
Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for us because we may invest in below investment grade securities, as well as Marketplace Lending Instruments that may be of credit quality comparable to securities rated below investment grade by a NRSRO (notwithstanding our fundamental policy prohibiting investments in Marketplace Loans of subprime quality, as determined at the time of investment). Such below investment grade securities are commonly referred to as “junk” or “high yield” securities. Such securities or Marketplace Lending Instruments of comparable credit quality, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. In addition, these securities and Marketplace Lending Instruments of comparable credit quality are generally susceptible to decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities or Marketplace Lending Instruments of comparable credit quality tend to be very volatile, and these instruments are generally less liquid than investment grade securities.
We may be unable to accurately evaluate each borrower’s actual creditworthiness.
The Adviser is reliant in part on the borrower credit, identification and other relevant information provided to it or assigned by the platforms and third parties, including credit bureaus, when selecting Marketplace Lending Instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating. Borrower information on which platforms and lenders may rely may be outdated. For example, following the date a borrower has provided its information to the platform, it may have become delinquent in the payment of an outstanding obligation, defaulted on a pre-existing debt obligation, taken on additional debt or sustained an adverse financial or life event. In addition, certain information that the Adviser would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Adviser may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential.
There is risk that a borrower may have supplied false or inaccurate information. If a borrower supplied false, misleading or inaccurate information, repayments on the corresponding Marketplace Loan may be lower, in some cases significantly lower, than expected. Information provided by borrowers could prove to be inaccurate or incorrect, and information from credit bureaus may be out of date or contain inaccuracies. If this information becomes unavailable or becomes more expensive to access, it could increase costs to marketplace lending platforms, and consequently our costs, as marketplace lending platforms seek alternative sources of information. If this third-party data is incorrect, the ability of marketplace lending platforms from which we purchase loans to identify qualified borrowers or acquire consumer loans may suffer and our business may be harmed, which may have an adverse effect on our financial condition and results of operations.
Although the Adviser conducts diligence on the credit scoring methodologies used by platforms from which we may purchase Marketplace Lending Instruments, we typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by us, and will not confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on our performance.
Certain of the Marketplace Loans in which we may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, or SMEs that are unable to effectively access public equity or debt markets, as a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record, which may include, for example in the case of consumers, a history of irregular employment, previous bankruptcy filings, repossessions of property, charged off loans and/or garnishment of wages. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that are set by the debt market. As a result of the credit profile of the borrowers and the interest rates on Marketplace Loans, the delinquency and default experience on the Marketplace Lending Instruments may be significantly higher than those experienced by financial products arising from traditional sources of lending. Stockholders are urged to consider the highly risky nature of the credit quality of Marketplace Loans when analyzing an investment in our shares.
In addition, the interest rates on Marketplace Loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the Marketplace Loans may adversely impact our ability to receive returns on our Marketplace Lending Instruments that are commensurate with the risks associated with directly or indirectly owning such instruments.
If a borrower is unable to make its payments on a Marketplace Loan, we may be greatly limited in our ability to recover any outstanding principal and interest under such loan.
Our ability to generate income through our Marketplace Lending Instruments is dependent upon payments being made by the borrower underlying such Marketplace Lending Instruments. If a borrower is unable to make its payments on a Marketplace Loan, we may be greatly limited in our ability to recover any outstanding principal and interest under such loan.
The Marketplace Loans in which we may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. We may need to rely on the collection efforts of the platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans. We may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and thus may not be able to pursue borrowers to collect payment under loans. In such case, the platform is entitled to such payments submitted by a borrower and the lender will have no right to such payments. In addition, platforms will retain from the funds received from borrowers and otherwise available for payment to lenders any insufficient payment fees and the amounts of any attorneys’ fees or collection fees it, a third party service provider or collection agency may impose in connection with any collection efforts. To the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan.
If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s personal liability on its Marketplace Loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.
Our financial results may fluctuate due to a variety of factors, some of which are outside of our control and, as a result, may not fully reflect the underlying performance of our business.
Our results of operations, including the levels of our operating revenue, expenses and other key metrics, may vary significantly in the future and period-to-period comparisons of our results of operations may not be meaningful. Accordingly, the results for any one quarter are not necessarily an indication of future performance. Our financial results may fluctuate due to a variety of factors, some of which are outside of our control and, as a result, may not fully reflect the underlying performance of our business. Fluctuation in results may adversely affect the price of our common shares.
We will be subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the platforms, banks, borrowers and third parties handling borrower and investor information.
A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. Platforms generally are obligated to repurchase Marketplace Loans in cases of confirmed identity theft. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact operating results, brand and reputation and lead the defrauded platform to take steps to reduce fraud risk, which could increase costs.
In addition, the manner in which we will store and use certain personal information of borrowers and the manner in which such information is stored and used on the platforms of marketplace lending platforms and third-party service providers is governed by various federal and state laws. If any of our Adviser's employees, marketplace lending platforms from which we will purchase consumer loans or our third-party service providers take, convert or misuse funds, documents or data or fail to follow protocol when interacting with borrowers, we could be liable for damages and subject to regulatory actions and penalties. We could also be perceived to have facilitated or participated in the illegal misappropriation of funds, documents or data, or the failure to follow protocol, and therefore be subject to civil or criminal liability.
We will be dependent on the continued success of the platforms and related funding banks that originate our Marketplace Loans.
Multiple banks may originate loans for marketplace lending platforms. If such a bank were to suspend, limit or cease its operations or a platform’s relationship with a bank were to otherwise terminate, such platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. Transitioning loan originations to a new funding bank is untested and may result in delays in the issuance of loans or may result in a platform’s inability to facilitate loans. If a platform is unable to enter in an alternative arrangement with a different funding bank, the platform may need to obtain a state license in each state in which it operates in order to enable it to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming. If a platform is unsuccessful in maintaining its relationships with the funding banks, its ability to provide loan products could be materially impaired and its operating results would suffer. We will be dependent on the continued success of the platforms that originate our Marketplace Loans. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., loans originated by other platforms), which could adversely affect our performance and/or prevent us from pursuing our investment objective and strategies.
We may be exposed to geographic concentration risk.
We are not subject to any geographic restrictions when investing in Marketplace Loans and therefore could be concentrated in a particular state or region, although we have no intention as of the date of this Prospectus to invest in Marketplace Loans originated from lending platforms based outside the United States or made to non-U.S. borrowers.

However, we may in the future invest in such Marketplace Loans and, prior to such time, will amend the Prospectus to provide additional information on such investments, including the associated risks. A geographic concentration of the Marketplace Loans may expose us to an increased risk of loss due to risks associated with certain regions. Certain regions of the United States from time to time will experience weaker economic conditions and, consequently, will likely experience higher rates of delinquency and loss than on similar loans nationally. In addition, natural disasters in specific geographic regions may result in higher rates of delinquency and loss in those areas. In the event that a significant portion of the pool of Marketplace Loans is comprised of Marketplace Loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the Marketplace Loans and could impact Company performance.  Further, the concentration of the Marketplace Loans in one or more states would have a disproportionate effect on us if governmental authorities in any of those states took action against the platforms lending in such states.
Because we will rely on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of Marketplace Loans and to service and administer Marketplace Loans (as applicable), we will be susceptible to risks associated with such electronic systems.
Marketplace Loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. Because we will rely on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of Marketplace Loans and to service and administer Marketplace Loans (as applicable), we will be susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.
The Adviser is also reliant on information technology to facilitate the Marketplace Loan acquisition process. Any failure of such technology could have a material adverse effect on the ability of the Adviser to acquire Marketplace Loans and therefore may impact our performance. Any delays in receiving the data provided by such technology could also impact, among other things, the valuation of the portfolio of Marketplace Loans.
The platforms in which we may invest may have a higher risk profile and may be more volatile than companies engaged in lines of business with a longer, established history and such investments should be viewed as longer term investments.
We may invest in listed or unlisted equity securities of platforms or make loans directly to the platforms. Investments in unlisted securities, by their nature, generally involve a higher degree of valuation and performance uncertainties and liquidity risks than investments in listed securities. The companies of unlisted securities, in comparison to companies of listed securities, may:
•have shorter operating histories and a smaller market share, rendering them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•often operate at a financial loss;
•be more likely to depend on the management talents and efforts of a small group of persons and the departure of any such persons could have a material adverse impact on the business and prospects of the company; and
•generally have less predictable operating results and require significant additional capital to support their operations, expansion or competitive position.
Marketplace Loans are relatively illiquid assets.
Our investments will be subject to liquidity risk, which exists when particular investments of the Company are difficult to purchase or sell, likely preventing us from selling such illiquid investments at an advantageous time or price, or possibly requiring us to dispose of other investments at unfavorable times or prices in order to satisfy our obligations.
Marketplace Loans generally have a maturity between six months to five years. Investors acquiring Marketplace Loans and other Marketplace Lending Instruments directly through platforms and hoping to recoup their entire principal must generally hold their loans through maturity. Marketplace Loans and other Marketplace Lending Instruments may not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and are not listed on any securities exchange. Accordingly, those Marketplace Lending Instruments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop, for Marketplace Loans and such other Marketplace Lending

Instruments and, as such, these investments should be considered illiquid. Until an active secondary market develops, we intend to primarily hold our Marketplace Loans until maturity. We may not be able to sell any of our Marketplace Lending Instruments even under circumstances when the Adviser believes it would be in our best interests to sell such investments. In such circumstances, the overall returns to us from our Marketplace Lending Instruments may be adversely affected. Moreover, certain Marketplace Lending Instruments are subject to certain additional significant restrictions on transferability. Although we may attempt to increase our liquidity by borrowing from a bank or other institution, our assets may not readily be accepted as collateral for such borrowing.
Many of the platforms, and marketplace lending in general, are in the early stages of development and have a limited operating history.
As a result, there is a lack of significant historical data regarding the performance of Marketplace Loans and the long term outlook of the industry is uncertain. In addition, because Marketplace Loans are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.
Marketplace Lending Instruments are generally not rated and constitute a highly risky and speculative investment, similar to an investment in “junk” bonds.
There can be no assurance that payments due on underlying Marketplace Loans will be made. Our shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.
The Marketplace Loans in which we expect to invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Marketplace Loans. With respect to Marketplace Loans secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Marketplace Loan.
Furthermore, Marketplace Loans may not contain any cross-default or similar provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower. To the extent a Marketplace Loan does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Marketplace Loan will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Marketplace Loan. If a borrower first defaults on debt obligations other than the Marketplace Loan, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Marketplace Loan if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Marketplace Loans from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by us when purchasing whole loans.
As Pass-Through Notes are pass-through obligations of the operators of the lending platforms, and not direct obligations of the borrowers under the underlying Marketplace Loans originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Marketplace Loans timely make all payments due from them. In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.
There may be a delay between the time we commit to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Marketplace Lending Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.
Our failure to comply with applicable privacy policies or federal, state or foreign laws and regulations or any compromise of security that results in the unauthorized release of personally identifiable information or other user data could damage our reputation, discourage potential borrowers from using marketplace lending platforms or result in fines or proceedings brought against us, issuing banks or other third parties by governmental agencies, borrowers, investors or other third parties, one or all of which could adversely affect our business, financial condition and results of operations.

We and marketplace lending platforms receive, transmit and store a large volume of personally identifiable information and other user data. There are federal, state and foreign laws regarding privacy and the storing, sharing, use, disclosure and protection of personally identifiable information and user data. Specifically, personally identifiable information is increasingly subject to legislation and regulations in numerous U.S. and international jurisdictions, the intent of which is to protect the privacy of personal information that is collected, processed and transmitted in or from the governing jurisdiction. This regulatory framework for privacy issues worldwide is currently evolving and is likely to remain uncertain for the foreseeable future. We could be adversely affected if legislation or regulations are expanded to require changes in business practices or privacy policies, or if governing jurisdictions interpret or implement their legislation or regulations in ways that negatively affect our business, financial condition and results of operations.
A concentration in select platforms may subject us to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms.
We initially anticipate that a substantial portion of our Marketplace Loan investments will have originated from a limited number of platforms and that we may invest 25% or more of our Managed Assets in Marketplace Loans originated from each of LendingClub and Avant. We may, in the future, invest 25% or more of our Managed Assets in Marketplace Loans originated from another or other platform(s).
A concentration in select platforms may subject us to increased dependency and risks associated with those platforms than we would otherwise be subject to if we were more broadly diversified across a greater number of platforms. We may be more susceptible to adverse events affecting such platforms, particularly if such platforms were unable to sustain their current lending models. In addition, many platforms and/or their affiliated entities have incurred operating losses since their inception and may continue to incur net losses in the future. Our concentration in certain platforms may also expose us to increased risk of default and loss on the Marketplace Loans in which we invests through such platforms if such platforms have, among other characteristics, lower borrower credit criteria or other minimum eligibility requirements, or have deficient procedures for conducting credit and interest rate analyses as part of their loan origination processes, relative to other platforms. In addition, the fewer platforms through which we invest, the greater the risks associated with those platforms changing their arrangements will become. For instance, the platforms may change their underwriting and credit models, borrower acquisition channels and quality of debt collection procedures in ways which may make the loans originated through such platforms unsuitable for investment by us. Moreover, a platform may become involved in a lawsuit, which may adversely impact that platform’s performance and reputation and, in turn, our portfolio performance.
We will be dependent on the continued success of the platforms that will originate our Marketplace Lending Instruments and we will materially depend on such platforms for loan data and the origination, sourcing and servicing of Marketplace Loans.
If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., Marketplace Loans originated by other platforms), which could adversely affect our performance and/or prevent us from pursuing our investment objective and strategies. In order to sustain its business, platforms and their affiliated entities may be dependent in large part on their ability to raise additional capital to fund their operations. If a platform and its affiliated entities are unable to raise additional funding, they may be unable to continue their operations.
We may have limited knowledge about the underlying Marketplace Loans in which we intend to invest and will be dependent upon the platform originating such loans for information on the loans. Some investors of Marketplace Lending Instruments, including us, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described under “Investment Objective, Strategies and Policies-Investment Philosophy and Process.” As a result, we will be dependent on the platforms’ ability to collect, verify and provide information to us about each Marketplace Loan and borrower.
In addition, when we own certain other Marketplace Lending Instruments, we and our custodian generally will not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so we will not be able to enforce such underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans.
Prepayments may reduce the amount of interest we may accrue on a given Marketplace Loan.
Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time, typically without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer Marketplace Loans). In the event of a prepayment of the entire remaining unpaid principal amount of a Marketplace Loan, we will receive such prepayment amount but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and we will not receive all of the interest payments that the Adviser may have originally expected to receive on the loan.
Income from our portfolio will decline if we invest the proceeds from matured, traded or called investments at market interest rates that are below our portfolio’s current earnings rate.
Reinvestment risk is the risk that income from our portfolio will decline if we invest the proceeds from matured, traded or called investments at market interest rates that are below our portfolio’s current earnings rate. A decline in income could effect the shares’ market price or our overall return.
We may invest in private investment funds, which could expose us to additional expenses and risks.
By investing in private funds indirectly through the Company, an investor bears a pro rata portion of the asset-based fees and other expenses of the Company, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations/fees and other expenses borne by the Company as an investor in private investment funds, which results in higher costs for the Company and therefore, for the Company’s Stockholders. Private investment funds may also charge certain fees on uncalled capital commitments.
Additionally, private investment funds may require the Company, as an investor, to satisfy capital calls. Moreover, if the Company fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Company's investment in the private investment fund. Any failure by the Company to make timely capital contributions in respect of its commitments may (i) impair the ability of the Company to pursue its investment program, (ii) force the Company to borrow, (iii) indirectly cause the Company, and, indirectly, the Stockholders to be subject to certain penalties from the private investment funds (including the complete forfeiture of the Company's investment in an private investment fund), or (iv) otherwise impair the value of the Company's investments (including the devaluation of the Company).
The foregoing risks are in addition to the risks of the underlying Marketplace Loans and other investments held by the private funds.
The platforms from which we expect to purchase Marketplace Loans are subject to various rules and regulations issued by federal, state and local government authorities.
For example, these rules may require extensive disclosure to, and consents from, applicants and borrowers and may impose multiple qualification and licensing obligations on platforms before they may conduct their business. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. A failure to comply with the applicable rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to service Marketplace Loans or collect on Marketplace Loans.
Marketplace lending industry participants, including platforms, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Moreover, Marketplace Loans generally are written using standardized documentation. Thus, many borrowers may be similarly situated in so far as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the platforms and other related entities.
Marketplace Loan default rates, and marketplace lending generally, may be significantly affected by economic downturns or general economic conditions beyond the control of any borrowers.
In particular, default rates on Marketplace Loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. A significant downturn in the economy could cause default rates on the Marketplace Loans to increase. A substantial increase in default rates, whether due to market and economic conditions or otherwise, could adversely impact the viability of the overall marketplace lending industry.

We may be exposed to risks associated with inadequate collateral of Marketplace Lending Instruments.
To the extent a Marketplace Lending Instrument is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Lending Instrument. For example, with respect to real estate-related loans, the real property security for a Marketplace Loan may decline in value, which could result in the loan amount being greater than the property value and therefore increase the likelihood of borrower default. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured Marketplace Lending Instrument, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan.
It is possible that the same collateral could secure multiple Marketplace Lending Instruments of a borrower. To the extent that collateral secures more than one Marketplace Lending Instrument, the liquidation proceeds of such collateral may not be sufficient to cover the payments due on all such loans.
Asset-backed securities in which we may invest often involve risks that are different from or more acute than risks associated with other types of debt instruments.
Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying Marketplace Loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.
An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to our ability to collect on such securities, platform performance risk and liquidity risk.
Securitization of our assets subjects us to various risks.
We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company such as us (sometimes referred to as an “originator” or “sponsor”) transfers income producing assets to a SPV, which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPV then issues notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPV.
An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPV be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPV with the operations of the originator in the event of the originator’s bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPV that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.
In accordance with the above description, to securitize loans, we may create a wholly-owned subsidiary and contribute a pool of our assets to such subsidiary. The SPV may be funded with, among other things, whole loans or interests from other pools and such loans may or may not be rated. The SPV would then sell its notes to purchasers who we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPV. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPV and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.
Interests we hold in the SPV, if any, will be subordinated to the other interests issued by the SPV. As such, we will only receive cash distributions on such interests if the SPV has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPV, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPV’s portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.
To the extent we securitize our assets, we may be subject to additional risks associated with Regulation AB.
We may securitize our assets to create incremental levered returns for our Stockholders. On December 15, 2004, the SEC approved the final regulations covering the registration, disclosure, communications, and reporting requirements for asset-backed securities, or Regulation AB, which became effective January 1, 2006. On August 27, 2014, the SEC adopted revisions to Regulation AB. Regulation AB contains disclosure requirements applicable to registered securitizations, including requirements to provide historical financial data with respect to either prior securitized pools of the same asset class or prior originations and information with respect to the background, experience and roles of the various transaction parties, including those involved in the origination, sale or servicing of the loans in the securitized pool. Moreover, annual assessments of compliance with servicing criteria by servicers and attestation reports from an independent registered public accounting firm must be obtained with respect to securitized pools of loans.
We may be subject to risks associated with recent events in the marketplace lending industry.
The marketplace lending industry is heavily dependent on investors for liquidity and there has been decreasing interest from institutional investors in purchasing Marketplace Loans (due both to yield considerations as well as reactions to the recent events described below), causing some platforms to increase rates. In addition, there is concern that a weakening credit cycle could stress servicing of Marketplace Loans and result in significant losses.
Concerns have recently been raised pertaining to certain loan identification practices and other compliance related issues of certain platforms. The circumstances surrounding these events have increased the volatility in the industry and have caused some institutional investors to retrench from purchasing Marketplace Lending Instruments. The occurrence of any additional negative business practices involving a marketplace lending platform, or the inability for marketplace lending platforms to assure investors and other market participants of its ability to conduct business practices acceptable to borrowers and investors, may significantly and adversely impact the platforms and/or the marketplace lending industry as a whole and, therefore, our investments in Marketplace Lending Instruments.
There has been increased regulatory scrutiny of the marketplace lending industry, including the recent U.S. Department of the Treasury white paper, the Office of the Comptroller of the Currency white paper and state investigations into marketplace lending platforms in California and New York. In addition, an increasing number of lawsuits have been filed alleging that the platforms are the true lender and not the funding banks.
Our investments could be adversely impacted if a platform that services our investments becomes unable or unwilling to fulfill its obligations to us.
We expect that all of our direct and indirect investments in loans originated by marketplace lending platforms will be serviced by a platform or a third-party servicer. However, our investments could be adversely impacted if a platform that services our investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to us in respect of its investments or increase the costs associated with our investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that our investments could be re-characterized as secured loans from us to the platform, which could result in uncertainty, costs and delays from having our investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by us. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by us.

Our potential investment in SME loans may subject us to additional risk.
The businesses of SME loan borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments, among other concerns, which may adversely affect the ability of such borrowers to make principal and interest payments on the SME loans.
We may be subject to risks associated with the treatment of marketplace lending instruments purchased by the Company under federal securities laws.
We have been advised that it is the current view of the SEC and its Staff that the purchase of whole loans through marketplace lending platforms involves the purchase of “securities” issued by the originating platforms under the Securities Act. If the Marketplace Lending Instruments purchased by the Company, such as whole loans, are deemed to be “securities” under federal securities law, then the issuers of such instruments are subject to a wide range of obligations and sanctions. At the federal level, the issuer, the underwriter and other individuals in a public offering signing a registration statement are strictly liable for any inaccurate statements in the document. Even though an exemption from registration with the SEC is typically utilized by the issuers of the Marketplace Lending Instruments that are securities, the anti-fraud provisions of the federal securities laws still apply. Avoidance of fraud requires full and fair disclosure of all material facts and the usual method of discharging this disclosure obligation is for the issuer to prepare and distribute a prospectus that has been registered with the SEC or, in a private transaction, an “offering memorandum” that incorporates the same type of information as would be contained in a registration statement. Noncompliance with federal securities laws can involve potentially severe consequences for the issuer and we may recover civil damages from the applicable issuer of a security if the requisite intent can be shown against its directors, managers and/or other responsible persons. Securities regulators can also institute administrative proceedings, suits for injunction and, in the appropriate circumstances, even criminal actions. In addition, there are separate obligations and sanctions under securities laws which exist in each and every state.
There is no bright line test to determine whether notes evidencing loans should be deemed “securities” within the purview of the SEC. In general, a determination of whether a note evidencing a loan is a security under the Securities Act is subject to an analysis of the facts and circumstances of the transaction involving the issuance of the notes. To the extent certain Marketplace Lending Instruments, such as whole loans, are not, in the future, deemed to be “securities” under the Securities Act, we would not be able to seek the remedies described above with respect to such instruments.
We will be subject to risks associated with the manner in which our investments are valued.
Under the 1940 Act, we will be required to carry our investments at market value or, if there is no readily available market value, at fair value as determined pursuant to the valuation procedures adopted by the Board of Directors. Typically, there will not be a public market for the investments that we make. Our Marketplace Loans will be difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. We will value these securities at fair value as determined in good faith pursuant to our valuation procedures.
Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of securities in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates approved for such purpose by our Board of Directors. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the securities in which we invest on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.
Significant increases or decreases in unobservable inputs, such as loss adjusted discount rates, projected loss rates or market yield, would result in a decrease or increase, respectively, in the fair value measurement. Because such valuations are inherently uncertain, the valuations may fluctuate significantly over short periods due to changes in current market conditions. Our determinations of fair value of our consumer loans and revolving credit facilities may differ materially from the values that would have been used if an active market and market quotations existed for these loans and credit facilities. Our financial condition and results of operations could be adversely affected if the determinations regarding the fair value of our consumer loans or credit facilities were materially higher or lower than the values that we may realize upon the disposal of such loans or transfer of the credit facilities.
We will be subject to certain tax risks.
Federal and state governmental or regulatory agencies may decide to impose taxes on services provided over the Internet or by online marketplaces. These taxes could discourage the use of marketplace lending platforms, which would adversely affect our access to Marketplace Loans. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect us, including our ability to qualify as a regulated investment company (a “RIC”), or the participants in the marketplace lending industry.
We intend to elect to be treated and to qualify as a RIC for federal income tax purposes. In order to qualify for such treatment, we will need to meet certain organization, income, diversification and distribution tests. We have adopted policies and guidelines that are designed to enable us to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a RIC for federal income tax purposes. No statutory, judicial or administrative authority directly addresses how all of the Marketplace Lending Instruments in which we will invest should be treated for tax purposes. As a result, the tax treatment of our investment in certain Marketplace Lending Instruments is uncertain. The tax treatment of our investment in Marketplace Lending Instruments could be affected by changes in tax laws or regulations, or interpretations thereof, or by judicial authority that could adversely affect our ability to qualify as a RIC.
We currently anticipate that a substantial portion of our Managed Assets will be invested in Marketplace Loans. For purposes of satisfying the diversification requirements to qualify as a RIC, it is uncertain whether the issuer of such Marketplace Loans will be the sourcing platform or the underlying borrowers. In the opinion of [ ], special tax counsel to the Company, Marketplace Loans acquired by us under the circumstances described below in "Material U.S. Federal Income Tax Considerations" should be treated as issued by the underlying borrower for this purpose. Based on such opinion, we intend to treat the underlying borrowers (and not the sourcing platforms) as the issuers of Marketplace Loans for this purpose. However, such opinion is not binding on the Internal Revenue Service (the "IRS") or a court, and there can be no assurance that the IRS will not take contrary positions or that a court would agree with such opinion if the issue were to be litigated. There may be times where a substantial portion of the Marketplace Loans in which we invest will be sourced from one or a few platforms. Thus, a determination or future guidance by the IRS that the issuer of such Marketplace Loans is the sourcing platform may adversely affect our ability to qualify as a RIC.
If, for any taxable year, we do not qualify as a RIC for U.S. federal income tax purposes, we would be treated as a U.S. corporation subject to U.S. federal income tax at the Company level, and possibly state and local income tax, and distributions to our Stockholders would not be deductible by the Company in computing our taxable income. As a result of these taxes, NAV per share and amounts distributed to Stockholders may be substantially reduced. Also, in such event, our distributions, to the extent derived from our current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Stockholders, and non-corporate Stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. In addition, in such an event, in order to re-qualify for taxation as a RIC, we might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause a negative impact on our returns. In such event, our Board of Directors may determine to reorganize or close the Company or materially change our investment objective and strategies. See “Material U.S. Federal Income Tax Considerations.”
One or more regulatory authorities may assert that we, when acting as a lender under the platforms, are required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry, subjecting us to additional risks and expense.
The loan industry is highly regulated and loans made through lending platforms are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. One or more regulatory authorities may assert that we, when acting as a lender under the platforms, are required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If we were required to comply with additional laws or regulations, it would likely result in increased costs for us and may have an adverse effect on our results or operations or our ability to invest in Marketplace Loans and certain Marketplace Lending Instruments. In addition, although in most cases we are not currently required to hold a license in connection with the acquisition and ownership of Marketplace Loans, certain states require (and other states could in the future take a similar position) that lenders under marketplace lending platforms or holders of Marketplace Loans be licensed. Such a licensing requirement could subject us to a greater level of regulatory oversight by state governments as well as result in additional costs for us. If required but unable to obtain such licenses, we may be forced to cease investing in loans issued to borrowers in the states in which licensing may be required. To the extent required or determined to be necessary or advisable, we intend to obtain such licenses in order to pursue its investment strategy.
Under current law, purchasers/assignees of loans made by insured depository institutions do not need to be licensed under consumer lending license statutes because the assignee is not extending credit after the time the loan is purchased (with the possible exception of certain consumer loans made in a limited number of states). The federal Truth in Lending Act and its implementing regulation, however, make consumer loan assignees liable for certain disclosure violations apparent on the face of the note. Most, but not all, purchase agreements for whole loans require the lender to comply with all applicable laws and provide remedies such as indemnities or repurchase obligations with respect to non-compliant loans. Although we may reduce the risk of our exposure to lender regulation risk through appropriate due diligence procedures, there is no assurance that such procedures, or recourse against platforms, would absolve us from any and all claims.
STRUCTURAL AND MARKET-RELATED RISKS:
Our ability to raise additional capital may be limited.
We may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common Stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred Stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common Stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.
Additionally, we are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our Stockholders.
We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, NAV, operating results or the value of our shares.
Our investment objective is described in “Investment Objective, Strategies and Policies-Investment Philosophy and Process.” This investment objective may be changed by our Board of Directors if we provide our Stockholders with at least 60 days prior notice. In addition, our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without Stockholder approval. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, NAV, operating results or the value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated at the time of our public offering. Finally, since our shares are not listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment objective, operating policies, investment criteria or strategies.
We will be subject to cyber security risks.
With the increased use of the Internet and because information technology (“IT”) systems and digital data will underlie most of our operations, the Company and the Adviser, transfer agent, Underwriter and other service providers and the vendors of each (collectively “Service Providers”) will be exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Company or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.
Successful cyber-attacks or other cyber-failures or events affecting the Company or our Service Providers may adversely impact us or our Stockholders or cause an investment in the Company to lose value. For instance, such attacks, failures or other events may interfere with the processing of Stockholder transactions, impact our ability to calculate our NAV, cause the release of private Stockholder information or confidential Company information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject us or our Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Company or our Service Providers may also incur significant costs to manage and control Cyber Risk. While the Company and our Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.
Cyber Risk is also present for issuers of securities or other instruments in which we invest, which could result in material adverse consequences for such issuers, and may cause a Company’s investment in such issuers to lose value.
The amount of any distributions we may make is uncertain.
Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes.
We intend, subject to change by our Board of Directors, to declare distributions on a quarterly basis and pay distributions on a monthly basis. We will pay these distributions to our Stockholders out of assets legally available for distribution. While our Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as an investment company may limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable investment company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our Stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in you recognizing more gain (or less loss) when your shares are sold. Distributions from the proceeds of our public offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital we ultimately invest in our investments.
We will be subject to the risk that fixed rate instruments will decline in value because of changes in market interest rates.
Interest rate risk is the risk that fixed rate instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall. Longer-term fixed rate instruments are generally more sensitive to interest rate changes. These risks may be greater in the current market environment because interest rates are near historically low levels. Moreover, an increase in interest rates could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities and loans in which we may invest, particularly given the current market environment. Because the values of lower-rated and comparable unrated fixed rate instruments are affected both by credit risk and interest rate risk, the price movements of such lower grade instruments in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality instruments in response to changes in market interest rates.
Our use of leverage, as described in this prospectus, will tend to increase our interest rate risk. For example, a change in market interest rates could adversely impact our ability to utilize leverage due to an increase in the cost of Borrowings, which could reduce our net investment income.
The investment vehicles in which we may invest may be similarly subject to the foregoing interest rate risks. In addition, rising interest rates could affect the ability of the operating companies in which we may directly or indirectly invest to service their debt obligations and, therefore, could adversely impact our investments in such companies.
You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Adviser with respect to the incentive fee based on income.
We will be subject to risks associated with the use of leverage.
The leverage issued by the Company will have seniority over our shares and may be secured by the assets of the Company. The use of leverage by the Company can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, our shares’ return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to our shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Stockholders including:
•the likelihood of greater volatility of NAV (and market price) of our shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates on leverage, including Borrowings, or in the dividend rates on any preferred stock that we may pay will reduce the return to Stockholders or will result in fluctuations in the dividends paid on our shares;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of our shares than if we were not leveraged (which may result in a greater decline in the market price of our shares); and
•the investment advisory fee payable to the Adviser will be higher than if we did not use leverage.
There can be no assurances that a leveraging strategy will be successful. We may continue to use leverage if the benefits to the Stockholders of maintaining the leveraged position are believed by the Board of Directors to outweigh any current reduced return.
An investment in our shares, unlike an investment in a traditional listed closed-end fund, may be illiquid.
An investment in our shares, unlike an investment in a traditional listed closed-end fund, may be illiquid. Unlike traditional listed closed-end funds, we have not listed our shares for trading on any securities exchange, and we do not expect any secondary market to develop for our shares unless they are listed on a securities exchange, if at all. Even if a secondary market develops, there can be no assurances that such a market will be efficient. In addition, although we may conduct quarterly repurchase offers of our shares (one Mandatory Repurchase and three Discretionary Repurchases), there is no guarantee that all tendered shares will be accepted for repurchase or that Stockholders will be able to sell all of the shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed.
An investment in shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, shares will not be redeemable at an investor’s option (other than pursuant to our repurchase policy, as defined below). The NAV of our shares may be volatile. As our shares are not traded, investors may not be able to dispose of their investment in the Company no matter how poorly we perform. We are designed for long-term investors and not as a trading vehicle. Moreover, our shares will not be eligible for “short sale” transactions or other directional hedging products.
We rely upon our Adviser and key personnel to manage the Company.
We will be subject to management risk because we will be an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Company, but there can be no guarantee that these will produce the desired results. The Adviser’s judgments about the attractiveness, value and potential appreciation of a marketplace lending platform or individual security in which we invest may prove to be incorrect. In addition, the implementation of our investment strategies depends upon the continued contributions of certain key employees of the Adviser, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management teams could have a negative impact on us during the transitional period that would be required for a successor to assume the responsibilities of the position.
Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser. Our Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser. The departure of any of our Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.
We have no operating history.
We are a non-diversified, closed-end management investment company with no operating history, and are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our shares could decline substantially.
We are subject to non-diversification risk.
We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to maintain our status as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.
We are subject to certain risks as a non-listed closed-end fund.
We are designed for long-term investors and not as a trading vehicle. An investment in our shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, we have not listed our shares for trading on any securities exchange, and we do not expect any secondary market to develop for our shares unless they are listed on a securities exchange. The NAV of our shares may be volatile. As our shares will not be traded, investors may not be able to dispose of their investment in the Company no matter how poorly we perform.
An investment in our shares should not be considered a complete investment program.
The Company is intended for investors seeking income over the long-term, and is not intended to be a short-term trading vehicle. An investment in our shares should not be considered a complete investment program. Each investor should take into account our investment objective and other characteristics, as well as the investor’s other investments, when considering an investment in our shares.
Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our Stockholders.
Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and our Adviser to earn increased asset management fees. In addition, if we decide to utilize leverage, it will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser. Moreover, as the Company’s management fee is charged on gross assets (without deduction of liabilities), the Adviser has an incentive to cause the Company to incur leverage.

We will be subject to affiliated party restrictions.
We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or its affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of an investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. The Adviser has received an exemptive order from the SEC (the “Order”) granting funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, subject to the conditions included therein. We expect that we will be able to rely on the Order as a Future Affiliated Fund (as defined in the Order) to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates.
Our repurchase policy may subject us to additional risks.
Repurchases of shares will reduce the amount of outstanding shares and, thus, our net assets. To the extent that additional shares are not sold, a reduction in our net assets may increase our expense ratio (subject to the Adviser’s reimbursement of expenses) and limit our investment opportunities.
If a repurchase offer is oversubscribed by Stockholders, we will repurchase only a pro rata portion of the shares tendered by each Stockholder. In addition, because of the potential for such proration, Stockholders may tender more shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their shares, increasing the likelihood that other Stockholders may be unable to liquidate all or a given percentage of their investment in the Company. To the extent Stockholders have the ability to sell their shares to the Company pursuant to a repurchase offer, the price at which a Stockholder may sell shares, which will be the NAV per share most recently determined as of the last day of the offer, may be lower than the price that such Stockholder paid for its shares.
We may find it necessary to hold a portion of our net assets in cash or other liquid assets, sell a portion of our portfolio investments or borrow money in order to finance any repurchases of our shares. We may accumulate cash by holding back (i.e., not reinvesting or distributing to Stockholders) payments received in connection with our investments, which could potentially limit our ability to generate income. We also may be required to sell our more liquid, higher quality portfolio investments to purchase shares that are tendered, which may increase risks for remaining Stockholders and increase our expenses. We may also borrow money in order to meet our repurchase obligations. There can be no assurance that we will be able to obtain financing for our repurchase offers. If we borrow to finance repurchases, interest on any such borrowings will negatively affect Stockholders who do not tender their shares in a repurchase offer by increasing our expenses (subject to the Adviser’s reimbursement of expenses) and reducing any net investment income. The purchase of shares by the Company in a repurchase offer may limit our ability to participate in new investment opportunities.
See “Share Repurchase Program” below for additional information on, and the risks associated with, our repurchase policy.
The Adviser receives a management fee on gross assets, even if the Company is not at all times fully invested.
Since the management fee paid to the Adviser is based on gross assets, the Adviser’s management fee will take into account cash, and cash equivalents and all other assets held by the Company, even if the Company is not at all times fully invested.
RISKS RELATED TO OUR ADVISER AND ITS AFFILIATES:
We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
Our Investment Advisory Agreement entitles our Adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults and was structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Our Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

FEES AND EXPENSES
The purpose of the table and the example below is to help you understand certain fees and expenses that you, as a holder of our shares (a “Stockholder”), would bear directly or indirectly. The expenses shown in the table and related footnotes are based on estimated amounts for the Company’s first fiscal year of operations. Our actual expenses may vary from the estimated expenses shown in the table.

Shareholder Transaction Expenses	Class T	Class A*	Class I*
Maximum Sales Load(1) (as a percent of offering price)	[ ]%	[ ]%	None
Offering Expenses(2)	[ ]%	[ ]%	[ ]%
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase(3) (as a percent of original purchase price)	[ ]%	None	None
Annual Expenses (as a percentage of net assets attributable to shares)(4)
Management Fees(5)	[ ]%	[ ]%	[ ]%
Incentive Fees(6)	None	None	None
Interest Payments on Borrowed Funds(7)	[ ]%	[ ]%	[ ]%
Acquired Fund Fees and Expenses(8)(9)	[ ]%	[ ]%	[ ]%
Distribution Fee(10)	[ ]%	None	None
Annual Dealer Manager Fee	[ ]%	None	None
Other Expenses(9)(11)(12)	[ ]%	[ ]%	[ ]%
Loan Servicing Fees(13)	[ ]%	[ ]%	[ ]%
Total Annual Expenses(14)	[ ]%	[ ]%	[ ]%
* Currently only Class T shares of the Company are offered. The Company expects to offer Class A and Class I shares in the future, subject to obtaining an exemptive order from the SEC.
(1) The “maximum sales load” includes (i) expected dealer allowance fee of [ ]% and expected dealer manager fee of [ ]% of the Company’s public offering price per Class A share and (ii) dealer allowance fee of [ ]% and dealer manager fees of [ ]% of the Company’s public offering price per Class T share.
(2) Amount reflects estimated offering expenses to be paid by the Company of up to $[ ] if the Company raises $[ ] million in proceeds (net of the sales load) in this offering during the first twelve months. The offering expenses consist of costs incurred by the Adviser and its affiliates on the Company’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Company’s systems and those of its broker-dealers, marketing expenses, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Company.
(3) Shareholders tendering Class T shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of [ ]%, which will be deducted from the repurchase proceeds of Class T shares if (i) the original purchase was for amounts of $[ ] million or less and (ii) the selling broker received the reallowance of the dealer-manager fee.
(4) Amount assumes that the Company sells $[___] worth of shares during the Fund's first twelve months and that the Fund's net offering proceeds from such sales equal $[___]. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of shares the Company sells in this offering. For example, if the Company were to raise proceeds significantly less than this amount over the following twelve months, average net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Company will sell $[____] worth of shares during the following twelve months.
(5) Our base management fee under the Investment Advisory Agreement will be payable quarterly in arrears, and will be calculated at an annual rate of [ ]% of the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. The figure in the table is calculated on the basis of our estimated average gross assets over the following twelve months. The rate also includes payments under the Administration Agreement based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. See “Investment Advisory Agreement-Overview of Our Adviser-Advisory Fees” and “Administration Agreement.”
(6) The incentive fee, which we refer to as the incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a “hurdle” of [ ]%

of our net assets ([ ]% annualized) and a “catch-up” feature. See “Investment Advisory Agreement-Overview of Our Adviser-Advisory Fees.” Because the example following this table assumes a 5.0% annual return, as required by the Securities and Exchange Commission (the “SEC”), no incentive fee would be payable in the current fiscal year. Based on the Company’s current business plan, the Company anticipates that it may have investment income that could result in the payment of an incentive fee to the Adviser in the current fiscal year. However, because the fund is a new offering with no performance history, its performance may not be accurately predicted.
(7) "Interest Payments on Borrowed Funds" are based on estimated levels of borrowing and estimated interest rates for the current fiscal year. If the Company were to incur higher levels of borrowing or pay higher interest rates, interest payments on borrowed funds as a percentage of net assets would be higher.
(8) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies or private funds. These indirect costs may include performance fees paid to the acquired fund’s advisor or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this fee table will not correlate to the expense ratio in the Company’s financial highlights (when available) because the financial statements include only the direct operating expenses incurred by the Company.
(9) Based on estimated amounts for the current fiscal year.
(10) Class T shares will pay to the Distributor a distribution fee (the “Distribution Fee”) that will accrue at an annual rate equal to [ ]% of the Fund’s average net assets attributable to Class T shares.
(11) “Other Expenses” shown in the table reflects an estimate based on expected offering proceeds of $[] and include, among other things, organization and offering expenses, administration fees, legal fees, the independent auditor’s fees, printing costs and fees payable to the Independent Directors.
(12) Based on estimated amounts the Company expects to pay during the current fiscal year.
(13) “Loan Servicing Fees” are paid to the applicable servicer of the underlying Marketplace Loans. The amount shown in the table reflects an estimate of loan servicing fees to be paid in the current fiscal year.
(14) Our total annual expenses include the expenses of our Subsidiaries, if any.
The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. Because the example assumes a 5.0% annual return, as required by the SEC, no incentive fee is reflected in the example.

Share Class	1 Year	3 Years	5 Years	10 Years
Class T Shares	$[ ]	$[ ]	$[ ]	$[ ]
Class A Shares	$[ ]	$[ ]	$[ ]	$[ ]
Class I Shares	$[ ]	$[ ]	$[ ]	$[ ]

The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of such period. Because the example assumes a 5.0% annual return, as required by the SEC, no incentive fee is reflected in the example.

Share Class	1 Year	3 Years	5 Years	10 Years
Class T Shares	$[ ]**	$[ ]	$[ ]	$[ ]
Class A Shares	$[ ]	$[ ]	$[ ]	$[ ]
Class I Shares	$[ ]	$[ ]	$[ ]	$[ ]

** If the Early Withdrawal Charge applies. See “Early Withdrawal Charge” under “Share Repurchase Program.”
The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The Company may also pay organizational and offering costs in connection with the initial offering of the shares estimated to be $[ ] million. The organizational expenses are recorded as they are incurred, while the offering expenses will be amortized over the first twelve months of the Company’s operations. The Company’s offering costs and organizational expenses are borne by the Company’s Stockholder as an expense of the Company. The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

THE FUND
We are a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company does not intend to hold annual meetings of its Stockholders. We were organized as a Maryland corporation on September 23, 2016. As a newly organized entity, we have no operating history. Our principal office is located at 10 East 40th Street, 42nd Floor, New York, New York, 100016 and our telephone number is (212) 448-0702.
FINANCIAL HIGHLIGHTS
Because the Company is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Company has not been included in this Prospectus.

USE OF PROCEEDS
Subject to satisfying the Minimum Offering Requirement, the Adviser anticipates that the investment of the net proceeds of the continuous offering of shares will be made in accordance with our investment objective and policies as soon as practicable after receipt by us. Pending investment of the net proceeds, we may invest in cash, cash equivalents, short-term debt securities or U.S. government securities. We may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. See “Investment Objective, Strategies and Policies.” In addition, we may use such proceeds to pay distributions to Stockholders.

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES
Investment Objective
Our investment objective is to achieve total return and current income.  There can be no assurance that our investment objective will be achieved.
Our investment objective and, unless otherwise specified, our investment policies and limitations are not considered to be fundamental by the Company and can be changed without a vote of the Stockholders. However, our policy of investing at least 80% of the total assets of the Company, including assets attributable to leverage (the “Managed Assets”) in Marketplace Lending Instruments (as defined below) may only be changed by the Company’s board of directors (the “Board of Directors”) following the provision of 60 days’ prior written notice to the Stockholders. In addition, the investment objective may be changed by our Board of Directors if we provide our Stockholders with at least 60 days prior notice. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Company, as defined in the 1940 Act, which includes our shares and shares of preferred stock of the Company (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.
Investment Strategies and Policies
Under normal market conditions, we will seek to achieve our investment objective by investing, directly or indirectly, at least 80% of our Managed Assets in Marketplace Lending Instruments (as defined below). Our Marketplace Lending Instruments may be made through a combination of: (i) investing in loans to consumers, small- and mid-sized companies (“SMEs”) and other borrowers originated through online platforms (or an affiliate) that provide a marketplace for lending (“Marketplace Loans”) through purchases of whole loans (either individually or in aggregations); (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (or an affiliate) representing the right to receive the principal and interest payments on a Marketplace Loan originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans (including interests in subordinated debt and equity tranches); (iv) investing in private investment funds that purchase Marketplace Loans, (v) acquiring an equity interest in a marketplace lending platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to a marketplace lending platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Marketplace Lending Instruments”). The Company will not purchase online loans originated by an affiliate of the Adviser. We may invest without limit in any of the foregoing types of Marketplace Lending Instruments, except that our investments in private investment funds will be limited to no more than 10% of our Managed Assets. We initially anticipate that a substantial portion of our consumer Marketplace Loan investments will have originated from LendingClub Corporation (“LendingClub”) and Avant, Inc. (“Avant”). See “Risk Factors-Marketplace Lending-Related Risks.” We currently anticipate that the Marketplace Loans in which we will invest will be newly issued and/or current as to interest and principal payments at the time of investment, and that a substantial portion of our Marketplace Lending Instrument investments will be made through purchases of whole loans from the platforms. We have no intention as of the date of this Prospectus to invest in Marketplace Loans originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, we may in the future invest in such Marketplace Loans and, prior to such time, will amend the Prospectus to provide additional information on such investments, including the associated risks. For a general discussion of marketplace lending and Marketplace Lending Instruments, see “Marketplace Lending” below. Unless the context suggests otherwise, all references to loans generally in this Prospectus refer to Marketplace Loans.
Marketplace Lending Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds. Accordingly, the Company’s unrated Marketplace Lending Instrument investments constitute highly risky and speculative investments similar to investments in “junk” bonds, notwithstanding that the Company is not permitted to invest in loans that are of subprime quality at the time of investment. “Risks-Marketplace Lending-Related Risks-Credit and Below Investment Grade Securities Risk.” The Marketplace Lending Instruments in which we may invest may nevertheless have varying degrees of credit risk. There can be no assurance that payments due on underlying Marketplace Loans will be made. At any given time, our portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, we may be greatly limited in our ability to recover any outstanding principal and interest under such loan. Our shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. See “Risk Factors-Marketplace Lending-Related Risks.”
We intend to invest at least 80% of our Managed Assets in Marketplace Lending Instruments; however, we may also invest up to 20% of our Managed Assets in other income-producing securities of any maturity and credit quality, including below investment grade securities (which are commonly referred to as “junk” bonds), and equity securities, including exchange-traded funds.  Such income-producing securities in which we may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset-backed securities, exchange-traded notes, exchange-traded funds (and other investment companies), loans other than Marketplace Loans, including secured and unsecured senior loans, and cash and cash equivalents. The Company may also invest in derivative transactions such as swaps, futures or options for purposes of gaining investment exposure to any of the foregoing instruments, to hedge its exposure or for cash management purposes. See “Risk Factors-Other Investment-Related Risks.”
Percentage limitations described in this prospectus are as of the time of investment by the Company and may be exceeded on a going-forward basis as a result of market value fluctuations of our portfolio investments.
Investment Philosophy and Process
The Adviser believes that the recent and continuing growth of the online and mobile marketplace lending industry has created an attractive investment opportunity, with the potential for attractive returns. The Adviser seeks to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through marketplace lending with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Marketplace Loans. At the same time, marketplace lending has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns.
In selecting our Marketplace Loan investments, the Adviser intends to employ a bottom-up approach to evaluate the expected returns of loans by loan segment (e.g., consumer and SME loans) and by platform origination (as discussed below), as well as a top-down approach to seek to identify investment opportunities across the various segments of the marketplace lending industry. In doing so, the Adviser expects to conduct an analysis of each segment’s anticipated returns relative to its associated risks, which will take into consideration for each segment duration, scheduled amortization, seniority of the claim of the loan, prepayment terms and prepayment expectations, current coupons and trends in coupon pricing, origination fees, servicing fees and anticipated losses based on historical performance of similar credit instruments. The Adviser will then seek to allocate our assets to the segments identified as being the most attractive on a risk-adjusted return basis. The Company anticipates that Marketplace Loans will generally be fixed-rate loans. The general range of interest rates charged to the Marketplace Loans expected in the Company’s portfolio is between 5% and 35%. The higher interest rates (relative to prevailing market rates) incurred by borrowers of Marketplace Loans reflect their higher risks, including higher risk of default, associated with such investments.
Within each segment, the Adviser will conduct a platform-specific analysis, as opposed to a loan-specific analysis, and, as such, the Adviser’s investment process will not result in a review of each individual Marketplace Loan to which the Company has investment exposure. The Adviser expects to generally seek loans that have originated from platforms that have met the Adviser’s minimum requirements related to, among other things, loan default history and overall borrower credit quality. In this regard, the Adviser expects to engage in a thorough and ongoing due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risk. In addition, the Adviser’s due diligence efforts may include reviews of the servicing and underwriting functions of a platform (as further described below) and/or funding bank (as applicable), the ability of a platform to attract borrowers and the volume of loan originations, and loan performance relative to model expectations, among other things. In conducting such due diligence, the Adviser will generally have access to, and expects to review, the platform’s credit models as well. Moreover, the Adviser expects to visit each platform from time to time for on-site reviews of the platform, including discussions with each of the significant business units within the platform (e.g., credit underwriting, customer acquisition and marketing, regulatory and compliance, information technology, communications, servicing and operations).
As part of the foregoing due diligence efforts, the Adviser expects to monitor on an ongoing basis the underwriting quality of each platform through which it invests in Marketplace Loans, including (i) an analysis of the historical and ongoing “loan tapes” that includes loan underwriting data and actual payment experience for all individual loans originated by the platform since inception that are comparable to the loans purchased, or to be purchased, by the Company, (ii) reviews of the credit model used in the platform’s underwriting processes, including with respect to the assignment of credit grades by the platform to its Marketplace Loans and the reconciliation of the underlying data used in the model, (iii) an assessment of any issues identified in the underwriting of the Marketplace Loans and the resulting remediation efforts of the platform to address such issues, and (iv) a validation process to confirm that loans purchased by the Company conform with the terms and conditions of any applicable purchase agreement entered into with the platform.

Although the Adviser does not expect to review each individual Marketplace Loan prior to investment, it expects to be able to impose minimum quantitative and qualitative criteria on the loans (and aggregations of loans) in which it will invest by limiting our loans to the loan segments and platforms selected by the Adviser, as noted above. In effect, the Adviser expects to adopt the minimum investment criteria inherent in a loan segment or imposed by a platform that it has identified as having the appropriate characteristics for investment. Furthermore, each platform assigns the Marketplace Loans it originates a platform-specific credit grade reflecting the potential risk-adjusted return of the loan, which may be based on various factors such as: (i) the term, interest rate and other characteristics of the loans; (ii) the location of the borrowers; (iii) if applicable, the purpose of the loans within the platform (e.g., consumer and SME loans); and (iv) the credit and risk profile of the borrowers, including, without limitation (to the extent applicable based on the type of loan), the borrower’s annual income, debt-to-income ratio, credit score (e.g., FICO score), delinquency rate and liens. In purchasing Marketplace Loans from a platform, we will provide the applicable platform with instructions as to which platform credit grades are eligible for purchase (or, conversely, which platform credit grades are ineligible for our purchase). The Adviser intends to perform an ongoing analysis of each of the criteria within a platform’s credit grades to determine historical and predicted prepayment, charge-off, delinquency and recovery rates acceptable to the Adviser. While, under normal circumstances, the Adviser does not expect to provide instructions to the platforms as to any individual criterion used to determine platform-specific grades prior to purchasing Marketplace Loans (except as noted below), the Adviser intends to retain the flexibility to provide more specific instructions (e.g., term; interest rate; geographic location of borrower) if the Adviser believes that investment circumstances dictate any such further instructions. The Adviser will likely invest for us in Marketplace Loans that are primarily of “superprime”, “prime” and “nearprime quality” (as determined at the time of investment). We consider a consumer Marketplace Loan, and other Marketplace Loans to individual borrowers to be of subprime quality if the individual borrower of such loan has a FICO score of below 600. Nearprime is typically defined if the individual borrower of such loan has a FICO score of greater than 600 and less than 660. Prime is typically defined if the individual borrower of such loan has a FICO score equal to or greater than 660 and equal to or less than 719. Finally, superprime is typically defined if the individual borrower of such loan has a FICO score of equal to or greater than 720. We consider an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. In determining whether an SME loan is of subprime quality, the Adviser will generally look to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data.
The Adviser does not intend to invest our assets in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Marketplace Loan data provided by such platform relevant to determining the existence and valuation of such Marketplace Loans and utilized in the accounting of the loans (i.e., in order to select a platform, the Adviser must assess that it reasonably believes all relevant loan data for all loans purchased from the platform is included and correct).
The Adviser expects to significantly rely on borrower credit information provided by the platforms through which they will make our investments. The Adviser expects to depend on the applicable platform to collect, verify and provide information to us about each whole loan and borrower. The Adviser will receive updates of such borrower credit information provided by independent third party service providers to the platforms and will therefore be able to monitor the credit profile of its investments on an ongoing basis. See “Investment Objective, Strategies and Policies-Investment Philosophy and Process” and “Determination of Net Asset Value” below.
The Adviser expects to invest in Marketplace Loans through the use of a web-based service that provides direct access to platforms and facilitates the loan acquisition process by retrieving for the Adviser data such as bidding and listing information. Given the increased reliance on the use of information technology in marketplace lending, the Adviser intends to conduct due diligence on the platforms through which it will seek its Marketplace Loan investments, including a review of each platform’s information technology security, fraud protection capabilities and business continuity plan. The Adviser expects to generally require a platform to have, among other things, industry standard data backup protections, including off-site backup datacenters and state of the art data encryption, and appropriate cybersecurity measures. In addition, the Adviser has adopted various protections for itself, including a business continuity plan which provides procedures related to the recovery and restoration of its business, particularly with respect to any critical functions and systems of the Adviser, following an interruption in service or disaster.
Marketplace Lending
General. Marketplace lending has historically been referred to as “peer-to-peer” lending, which term originally reflected the initial focus of the industry on individual investors and consumer loan borrowers. In addition, the marketplace lending platforms may retain on their balance sheets a portion of the loan portfolios they originate. In marketplace lending, loans are originated through online platforms that provide a marketplace that matches consumers, small- and mid-sized companies and other borrowers seeking loans with investors willing to provide the funding for such loans. Reputation, word of mouth and direct marketing via mail have contributed to the growth in the investor and borrower base of the online platforms. Since its inception, the industry has grown to include substantial involvement of institutional investors. The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME). In the case of consumer platforms, prospective borrowers must disclose or otherwise make available to the platform operator certain financial and other information including, for example, the borrower’s credit score (as determined by a credit reporting agency), income, debt-to-income ratio, credit utilization, employment status, homeownership status, number of existing credit lines, intended use of funds and the number and/or amount of recent payment defaults and delinquencies, certain of which information is then made available to prospective lenders. The borrower must satisfy the minimum eligibility requirements set by the operator. The operator uses the information provided by the borrower (along with other relevant data such as the characteristics of the loan) to assign its own credit rating (in the case of most consumer platforms) and the interest rate for the requested loan. Lenders may select which loans to fund based on such borrower-provided information and platform-assigned credit rating (to the extent available) and the yield to the lender, which is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees for screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things. A typical servicing fee charged to the lender is 1% of the prior month’s outstanding loan balance. Operators may also charge borrowers an origination fee, which is typically 1% to 6% of the loan balance. The platforms may set limits as to the maximum dollar amount that may be requested by a borrower (whether through one or multiple loans) and the minimum dollar amount that a lender must provide under each loan. The loans originated through the online consumer lending platforms typically have a fixed term ranging between six months and five years in principal amounts with a minimum (e.g., $1,000) and maximum (e.g., $100,000), and typically amortize through equal monthly payments to their maturity dates. We intend to hold our Marketplace Loan investments until maturity.
We currently anticipate that our Marketplace Loan investments will originate from lending platforms based in the United States, a substantial portion of which is expected to be whole loans. A small number of marketplace lending platforms originate a substantial portion of the Marketplace Loans in the United States (in particular, LendingClub, Prosper Funding LLC (“Prosper”), Marlette Funding, LLC, loanDepot.com, LLC, Sofi Lending Corp (“Sofi”), BorrowersFirst, Inc. (“BorrowersFirst”) and Avant currently originate the large majority of all U.S. consumer Marketplace Loans). We initially anticipate that a substantial portion of our consumer Marketplace Loan investments will have originated from LendingClub and Avant. LendingClub is the an online marketplace connecting borrowers and investors located in San Francisco, California. As of September 30, 2016, LendingClub had facilitated approximately $2.7 billion in loans since it first launched in 2007. Founded in 2012, Avant is located in Chicago, Illinois and operates an online lending platform. Personal installment loans are offered to consumers through the Avant platform. As of September 30, 2016, approximately $3.5 billion in loans have been originated through the Avant platform in the U.S. The Adviser intends to continue to build relationships and enter into agreements with additional platforms. However, if there are not sufficient qualified loan requests through any platform, we may be unable to deploy our capital in a timely or efficient manner. In such event, we may be forced to invest in cash, cash equivalents, or other assets that fall within our investment policies that are generally expected to offer lower returns than our target returns from investments in Marketplace Loans. We will enter into purchase and servicing agreements with platforms, which will outline, among other things, the terms of the loan purchase, loan servicing, our rights to assign the loans and the remedies available to the parties. Although the form of these agreements are similar to those typically available to all investors, institutional investors such as us (unlike individual retail investors) will have an opportunity to negotiate some of the terms of the agreement. In particular, we will have greater negotiating power related to termination provisions and custody of our account(s) relative to other investors due to the restrictions placed on us by the 1940 Act, of which the platforms are aware. Pursuant to such agreements, the platform or a third-party servicer will typically service the loans, collecting payments and distributing them to us, less any servicing fees, and the servicing entity, unless directed by us, typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. We expect to have a backup servicer in case any platform or third-party servicer ceases or fails to perform the servicing functions, which we expect will mitigate some of the risks associated with a reliance on platforms or third-party servicers for servicing of the Marketplace Loans. See “Risk Factors-Marketplace Lending-Related Risks.”
In the United States, a platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. Most states limit by statute the maximum rate of interest that lenders may charge on consumer loans. A limited number of states also may have interest rate caps for certain commercial loans. The maximum permitted interest rate can vary substantially between states. Some states impose a fixed maximum rate while others link the maximum rate to a floating rate index. However, as described further below, through a partnership with a bank, an operator of a platform may be able to (through existing law and legal interpretations) impose rates that exceed statutory maximum limits. An operator that is subject to state licensing requirements must also comply with any associated recordkeeping, financial reporting, disclosure, minimum net worth, surety bond or similar requirements imposed by state law, must observe any limitations that applicable state laws impose on the business activities or practices of licensed entities

(including any limits imposed on permitted rates or fees) and will be subject to examination by the applicable state regulators. The federal and state consumer protection laws generally (i) require lenders to provide consumers with specified disclosures regarding the terms of the loans and/or impose substantive restrictions on the terms on which loans are made; (ii) prohibit lenders from discriminating against consumers on the basis of certain protected classes; and (iii) restrict the actions that a lender or debt collector can take to realize delinquent or defaulted loans. Operators of platforms that are not organized as banks are not subject to direct supervision by federal bank or financial institution regulators such as the Federal Deposit Insurance Corporation (the “FDIC”), the Office of the Comptroller of the Currency or the Federal Reserve Bank. However, operators of platforms that have partnered with banks (as described below) may nonetheless agree (at the request of such banks) to comply with certain banking laws not otherwise applicable to the platforms.
In addition to the foregoing, courts have recently considered the regulatory environment applicable to marketplace lending platforms and purchasers of Marketplace Loans. In light of recent decisions, if upheld and widely applied, certain marketplace lending platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans. As a result, large amounts of Marketplace Loans purchased by us (directly or indirectly) could become unenforceable, thereby causing losses for Stockholders. See “Risk Factors-Marketplace Lending-Related Risks.”
Marketplace Loans and Pass-Through Notes. As noted above, the underlying Marketplace Loan origination processes employed by each platform may vary significantly. Under one model employed by certain platforms in the United States, the operator of the platform maintains with a bank a segregated deposit account that has on deposit the amounts to be provided by the lenders with respect to each loan. The principal amount of each loan is then advanced to the borrower by the same or a different bank (the “funding bank”). The platform operator purchases the loan from the funding bank at par promptly after its origination and may resell it directly to an investor under a whole loan purchase program. Institutional investors, such as us, typically invest in whole loans, and therefore acquire the entire beneficial interest in the loans in which they invest, rather than fractional portions of or participations in such loans. Alternatively, the operator of the platform may purchase the loan from the funding bank at par using the funds of multiple lenders on deposit in the segregated deposit account and then issues to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). As a further alternative, certain operators (including most SME lenders) do not engage funding banks but instead extend their loans directly to the borrowers. These lenders similarly may sell the funded loans as whole loans to institutional investors or sell Pass-Through Notes backed by individual loans or engage in other capital market transactions.
The platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans. Upon identification of the proceeds received with respect to a loan and deduction of applicable fees, the platform operator forwards the amounts owed to the lenders or the holders of any related Pass-Through Notes, as applicable.
A platform operator is not obligated to make any payments due on a Marketplace Loan or Pass-Through Note (except to the extent that the operator actually receives payments from the borrower on the related loan). Accordingly, lenders assume all of the credit risk on the loans they fund through a Pass-Through Note or whole loan purchased from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. In addition, a platform operator is generally not required to repurchase Marketplace Loans from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by a purchaser of whole loans. As loan servicer, the platform operator or an affiliated entity typically has the ability to refer any delinquent Marketplace Loan to a collection agency (which may impose additional fees and costs that are often as high, or higher in some cases, as 35% of any recovered amounts). We will not directly enter into any arrangements or contracts with the collection agencies (and, accordingly, we do not currently anticipate we would have, under current law and existing interpretations, substantial risk of liability for the actions of such collection agencies). At the same time, the relatively low principal amounts of Marketplace Loans often make it impracticable for the platform operator to commence legal proceedings against defaulting borrowers. Marketplace Loans may be secured (generally in the case of SME loans and real estate-related loans) or unsecured (generally in the case of consumer loans). For example, real estate Marketplace Loans may be secured by a deed of trust, mortgage, security agreement or legal title to real estate. There can be no assurance that any collateral pledged to secure a Marketplace Loan can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loan. See “Risk Factors-Marketplace Lending-Related Risks.”
Generally, the Marketplace Loans in which we intend to invest will fully amortize and will not be interest-only loans. However, in some sectors (e.g., real estate-related loans), the loans may be interest-only with the principal to be paid at the end of the term. At the current time, we do not intend to invest in real estate-related loans.

The documentation for Marketplace Loans is executed electronically. Accordingly, the borrower does not execute a physical loan note and no such note is available for delivery to investors. No Marketplace Loans currently being offered have been registered with the SEC and the only Pass-Through Notes that have been registered with the SEC are those issued by LendingClub and Prosper. In addition, Marketplace Loans are not listed on any securities exchange (although secondary market trading in Pass-Through Notes issued by LendingClub and Prosper does occur on an electronic “alternative trading system” maintained by FOLIOfn, Inc., a registered broker-dealer). Marketplace Loans are therefore generally illiquid and the issuers provide no assurances as to the liquidity or value of the loans. An active secondary market for the Marketplace Loans does not currently exist and an active market for the Marketplace Loans may not develop in the future.
As described above, borrowers of Marketplace Loans electronically execute each of the loan documents prepared in connection with the applicable loan, binding the borrower to the terms of the loan, which include the provision that the loan may be transferred to another party. Each platform requires buyers to open an account with the platform in order to purchase loans. We will direct the custodian to open an account with each platform selected by us. The account will be opened in the name of the custodian as custodian for us. When we direct the purchase of a loan, the custodian receives electronically from the platform the loan documents and evidence of the purchase and ownership by us, thereby obtaining custody of the documentation that creates and represents our rights in the loan. In addition to the promissory note, such documentation generally includes (depending on the platform) the borrower agreement, authorization to obtain credit reports for loan listing, truth in lending disclosure, terms of use and consent to electronic transactions and disclosures, credit profile authorization, bank account verification and debit authorization (or equivalents thereof).  Our custodian then wires funds to the platform in payment of the loans. The custodian maintains on its books a custodial account for us through which the custodian holds in custody the platform account, the loan/loan documents, and, if applicable, any cash in the platform account including the interest and principal payments received on the loan. We generally will not have access to personally identifiable information about the individual borrowers (e.g., names or similar identifying information) prior to purchasing loans or other Marketplace Lending Instruments, although our custodian will have this information for whole loans owned by us (and we and the Adviser have established procedures with our custodian designed to prevent the inadvertent communication of personally identifiable borrower information by our custodian to us or the Adviser). As transferee of the platform’s ownership rights in the loan, we obtain all of the platform’s ownership rights in the loan and are able to enforce our contractual rights against the platform, as well as enforce the servicing agreements, including the right to direct the servicer to enforce our rights against the borrower in accordance with the servicer’s servicing policies and the terms of the servicing agreement, as applicable.
Operators of platforms that have entered into arrangements with funding banks, as described above, may avoid being subject to state usury law limitations in reliance on a federal law preemption that permits banks to “export” their home state interest rates and to not be subject to the borrower’s state usury laws. These arrangements are structured such that the funding bank, and not the operator of the platform, is deemed to be the “true lender.” This model, however, has been brought into question by a recent court decision. Under other models employed by various platforms, operators may determine not to engage in any arrangements with a funding bank. In these cases, operators may determine to rely on a single state’s lending license in order to lend to borrowers across multiple states. See “Risk Factors-Marketplace Lending-Related Risks” below for a discussion of the principal risks associated with our investments in Marketplace Loans.
Asset-Backed Securities. We also may invest in Marketplace Loans through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). We may invest, for example, in an SPV that holds a pool of loans originated by a particular platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.
The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. In general, we may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of asset-backed securities. The subordinated classes of asset-backed securities in which we may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.
The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by us for such securities, the yield we expect to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. See “Risk Factors-Marketplace Lending-Related Risks.”
Private Investment Funds.  We may invest up to 10% of our Managed Assets in private investment funds that invest in Marketplace Loans. Under one such fund structure, the platform operator may form (i) an investment fund that offers partnership interests or similar securities to investors on a private placement basis, and (ii) a subsidiary that acts as the investment fund’s general partner and investment manager. The investment fund then applies its investors’ funds to purchase Marketplace Loans originated on the platform (or portions thereof) from the operator. As an investor in an investment fund, we would hold an indirect interest in a pool of Marketplace Loans and would receive distributions on our interest in accordance with the fund’s governing documents. This structure is intended to create diversification and to reduce operator credit risk for the investors in the investment fund by enabling them to invest indirectly in Marketplace Loans through the private investment fund rather than directly from the operator of the platform. See “Risk Factors-Marketplace Lending-Related Risks.”
We also may wholly-own or otherwise control certain pooled investment vehicles which hold Marketplace Loans and/or other Marketplace Lending Instruments, which pooled investment vehicle may be formed and managed by the Adviser (a “Subsidiary”). Each Subsidiary may invest in Marketplace Loans and other instruments that we may hold directly. See “Risk Factors-Structural and Market-Related Risks.”
Other Investments in Marketplace Lending Instruments.  We may invest in the equity securities and/or debt obligations of platform operators (or their affiliates), which may provide these platforms and their related entities with the financing needed to support their lending business. An equity interest in a platform or related entity represents ownership in such company, providing voting rights and entitling us, as a shareholder, to a share of the company’s success through dividends and/or capital appreciation. A debt investment made by us could take the form of a loan, convertible note, credit line or other extension of credit made by us to a platform operator. We would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents. The loans, credit lines or other extensions of credit to a platform may be secured by the platform’s assets, in which case the Company would retain a security interest in, and have priority over, certain assets of the platform. See “Risk Factors-Marketplace Lending-Related Risks” and “Risk Factors-Other Investment-Related Risks.”

USE OF LEVERAGE
We currently intend to use leverage for investment and other purposes, such as for financing the repurchase of our shares or to otherwise provide us with liquidity. As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness (collectively, “Borrowings”), defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.
We initially anticipate utilizing leverage through bank Borrowings or similar revolving or term loans, subject to the limitations of the 1940 Act. We do not anticipate issuing preferred stock during our first year of operations. Certain types of Borrowings may result in us being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. In addition, the Borrowings in which we may incur will likely be secured by a lien on our assets. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of our applicable expenses, on our portfolio investments purchased with Borrowings exceeds the then-current interest rate and other costs on such Borrowings, we will generate more return or income than will be needed to pay such interest payments and other costs. In this event, the excess will be available to pay higher dividends to Stockholders. If the net rate of return on our investments purchased with Borrowings does not exceed the costs of such Borrowings, the return to Stockholders will be less than if leverage had not been used. The cost associated with any issuance and use of leverage will be borne by the Stockholders and result in a reduction of the NAV of our shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee.
The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of our shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is employed, the NAV and the yield to Stockholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for our shares than if leverage is not used. In addition, the Adviser is paid more if we use leverage, which creates a conflict of interest for the Adviser. See “Risk Factors-Structural and Market-Related Risks” and “Risk Factors- Risks Related to Debt Financing” below.

NON-LISTED CLOSED-END FUND

We are organized as a non-diversified, closed-end management investment company. Unlike shares of open-end management investment companies (commonly known as mutual funds), which generally are redeemable on a daily basis, our shares will not be redeemable at an investor’s option (other than pursuant to our repurchase policy) and, unlike traditional listed closed-end funds, our shares will not be listed on any securities exchange. We do not expect a secondary market in our shares to develop unless our shares are listed on a securities exchange, if at all. Therefore, investors should not expect to be able to sell their shares regardless of how we perform. As a result of the foregoing, an investment in our shares may not be suitable for investors that require liquidity, other than liquidity provided through our repurchase policy. An investor may not be able to sell or otherwise liquidate his, her or its shares whenever such investor would prefer. If and to the extent that a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per share. We may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. Our shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment. Although we intend to make quarterly offers to repurchase our shares, we are not required to do so and may suspend or terminate the share repurchase program at any time. We are designed for long-term investors and an investment in our shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.  An investment in our shares is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term or who may need the money they invest in a specified timeframe. See “Investor Suitability.” See also “Risk Factors- Structural and Market-Related Risks.”

RISK FACTORS
Investing in our shares involves a number of significant risks. In addition to the other information contained elsewhere in this prospectus, you should consider carefully the following information before making an investment in our shares. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the NAV of our shares could decline, and you may lose all or part of your investment.
Investors should carefully consider the Company’s risks and investment objective, as an investment in the Company may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Company involves a high degree of risk. It is possible that investing in the Company may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.
MARKETPLACE LENDING-RELATED RISKS:
We may face additional risks to the extent we acquire interests in loans either directly by way of assignment or indirectly in a portion of debt by way of participation.
The market for the purchase and subsequent trading of Marketplace Loans is in an early stage of development. We currently intend to acquire all our interests in consumer loans through outright purchases. However, in the future, we may acquire interests in loans either directly by way of assignment or indirectly in a portion of debt by way of participation. The purchaser by an assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, participations acquired by us in a portion of a debt obligation held by a selling institution will typically result in a contractual relationship only with such selling institution, not with the borrower. We would have the right to receive payments of principal, interest and any fees to which it is entitled under the participation only from the selling institution and only upon receipt by the selling institution of such payments from the obligor. In purchasing a participation, we generally will have no right to enforce compliance by the obligor with the terms of the loan. As a result, we would assume the credit risk of both the borrower and the selling institution. In the event of the insolvency of the selling institution, we will be treated as a general creditor of the selling institution in respect of the participation and may not benefit from any set-off between the selling institution and the obligor.
The current marketplace lending market in which we seek to participate is competitive and rapidly changing.
The current marketplace lending market in which we seek to participate is competitive and rapidly changing. We may face increasing competition for access to platforms and Marketplace Lending Instruments as marketplace lending continues to evolve. We may face competition from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than us. These potential competitors may have higher risk tolerances or different risk assessments than us, which could allow them to consider a wider variety of investments and establish more relationships with platforms than the Adviser. A platform with which we may enter into an arrangement to purchase Marketplace Lending Instruments may have similar arrangements with other parties, thereby reducing the potential investments of the Company through such platform. There can be no assurance that the competitive pressures we may face will not erode our ability to deploy capital. If we are limited in our ability to invest in Marketplace Lending Instruments, we may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through investments in Marketplace Lending Instruments. If our access to platforms is limited, it would also be subject to increased concentration and counterparty risk.
The consumer and commercial lending business is highly competitive and Marketplace Loan platforms compete with other Marketplace Loan platforms as well as larger banking, securities and investment banking firms that have substantially greater financial resources. There can be no guarantee that the rapid origination growth experienced by certain platforms in recent periods will continue. Without a sufficient number of new qualified loan requests, there can be no assurances that we will be able to compete effectively for Marketplace Loans and other Marketplace Lending Instruments with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates and residential home values, may affect borrower willingness to seek Marketplace Loans and investor ability and desire to invest in Marketplace Loans and other Marketplace Lending Instruments.
Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. Our returns will be impacted by the price at which we purchase consumer loans. If we are required to purchase such loans at higher prices, our returns will suffer. In addition, no active trading market currently exists for the trading of consumer loans that we intend to purchase, which means it may be difficult or impossible to dispose of such assets once we have acquired them. We can offer no assurances that we will deploy all of our capital in a timely manner or at all.

Moreover, alternative investment vehicles, such as hedge funds, invest in Marketplace Loans. As a result of these new entrants, competition for investment opportunities in Marketplace Loans may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for Marketplace Loans is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end management investment company.
We will face credit risks and risk associated with below investment grade securities.
Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for us because we may invest in below investment grade securities, as well as Marketplace Lending Instruments that may be of credit quality comparable to securities rated below investment grade by a NRSRO (notwithstanding our fundamental policy prohibiting investments in Marketplace Loans of subprime quality, as determined at the time of investment). Such below investment grade securities are commonly referred to as “junk” or “high yield” securities. Such securities or Marketplace Lending Instruments of comparable credit quality, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. In addition, these securities and Marketplace Lending Instruments of comparable credit quality are generally susceptible to decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities or Marketplace Lending Instruments of comparable credit quality tend to be very volatile, and these instruments are generally less liquid than investment grade securities.
We may be unable to accurately evaluate each borrower’s actual creditworthiness.
The Adviser is reliant in part on the borrower credit, identification and other relevant information provided to it or assigned by the platforms and third parties, including credit bureaus, when selecting Marketplace Lending Instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating. Borrower information on which platforms and lenders may rely may be outdated. For example, following the date a borrower has provided its information to the platform, it may have become delinquent in the payment of an outstanding obligation, defaulted on a pre-existing debt obligation, taken on additional debt or sustained an adverse financial or life event. In addition, certain information that the Adviser would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Adviser may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential.
There is risk that a borrower may have supplied false or inaccurate information. If a borrower supplied false, misleading or inaccurate information, repayments on the corresponding Marketplace Loan may be lower, in some cases significantly lower, than expected. Information provided by borrowers could prove to be inaccurate or incorrect, and information from credit bureaus may be out of date or contain inaccuracies. If this information becomes unavailable or becomes more expensive to access, it could increase costs to marketplace lending platforms, and consequently our costs, as marketplace lending platforms seek alternative sources of information. If this third-party data is incorrect, the ability of marketplace lending platforms from which we purchase loans to identify qualified borrowers or acquire consumer loans may suffer and our business may be harmed, which may have an adverse effect on our financial condition and results of operations.
Although the Adviser conducts diligence on the credit scoring methodologies used by platforms from which we may purchase Marketplace Lending Instruments, we typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by us, and will not confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on our performance.

Certain of the Marketplace Loans in which we may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, or SMEs that are unable to effectively access public equity or debt markets, as a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record, which may include, for example in the case of consumers, a history of irregular employment, previous bankruptcy filings, repossessions of property, charged off loans and/or garnishment of wages. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that are set by the debt market. These traditional sources of credit typically impose more stringent credit requirements than the loans provided by certain platforms through which we may make our investments. As a result of the credit profile of the borrowers and the interest rates on Marketplace Loans, the delinquency and default experience on the Marketplace Lending Instruments may be significantly higher than those experienced by financial products arising from traditional sources of lending. Stockholders are urged to consider the highly risky nature of the credit quality of Marketplace Loans when analyzing an investment in our shares.
In addition, the interest rates on Marketplace Loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the Marketplace Loans may adversely impact our ability to receive returns on our Marketplace Lending Instruments that are commensurate with the risks associated with directly or indirectly owning such instruments.
In addition, certain other information used by the platforms and the Adviser in making loan and investment decisions may be deficient and/or incorrect, which increases the risk of loss on the loan. For example, with respect to real estate-related loans, the valuation of the underlying property that is used by platforms in determining whether or not to make a Marketplace Loan to the borrower may prove to be overly optimistic, in which case there would be an increased risk of default on the loan.
If a borrower is unable to make its payments on a Marketplace Loan, we may be greatly limited in our ability to recover any outstanding principal and interest under such loan.
Our ability to generate income through our Marketplace Lending Instruments is dependent upon payments being made by the borrower underlying such Marketplace Lending Instruments. If a borrower is unable to make its payments on a Marketplace Loan, we may be greatly limited in our ability to recover any outstanding principal and interest under such loan.
The Marketplace Loans in which we may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. We may need to rely on the collection efforts of the platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans. We may not be able to obtain the identity of the borrower in order to contact a borrower about a loan and thus may not be able to pursue borrowers to collect payment under loans. In such case, the platform is entitled to such payments submitted by a borrower and the lender will have no right to such payments. In addition, platforms will retain from the funds received from borrowers and otherwise available for payment to lenders any insufficient payment fees and the amounts of any attorneys’ fees or collection fees it, a third party service provider or collection agency may impose in connection with any collection efforts. To the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan.
Marketplace Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its Marketplace Loan and our ability to receive the principal and interest payments that we expect to receive on such loan. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its Marketplace Loan or it may impair the platform’s ability to collect on the Marketplace Loan upon default. To the extent that a Marketplace Loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. We will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured.
Where a borrower is an individual, if he or she dies while the loan is outstanding, his or her estate may not contain sufficient assets to repay the loan or the executor of the estate may prioritize repayment of other creditors. Numerous other events could impact an individual’s ability or willingness to repay a Marketplace Loan, including divorce or sudden significant expenses.
A platform may have the exclusive right and ability to investigate claims of borrower identity theft, which creates a conflict of interest. If a platform determines that verifiable identity theft has occurred, it may be required to repurchase the loan or indemnify the Company. Alternatively, if the platform denies a claim of identity theft, it would not be required to repurchase the loan or indemnify the Company.
If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s personal liability on its Marketplace Loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.
The Dodd-Frank Act exposes us to additional regulatory risks.
Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.
On July 21, 2010, the Wall Street Reform and Consumer Protection Act, or Dodd-Frank Act, was signed into law. Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect us and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio investments may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact our or our portfolio investments’ cash flows or financial condition, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio investments or otherwise adversely affect our business or our portfolio investments.
The Dodd-Frank Act and other legislation and regulations relating to financial institutions and markets, including alternative asset management funds and commercial banks that provide credit to us, has resulted in increased oversight and taxation. There has been, and may continue to be, a related increase in regulatory investigations of the trading and other investment activities of alternative investment funds. Such investigations may impose additional expenses on us, may require the attention of senior management and may result in fines if any of our funds are deemed to have violated any regulations.
The Dodd-Frank Act is extensive and significant legislation that, among other things:

•
created a liquidation framework under which the FDIC may be appointed as receiver following a "systemic risk determination" by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as "covered financial companies," and commonly referred to as "systemically important entities," in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the U.S., and also for the resolution of certain of their subsidiaries;

•	strengthened the regulatory oversight of securities and capital markets activities by the SEC;

•	requires most derivatives to be executed on a regulated market and cleared through a central counterparty; and

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increased regulation of the securitization markets through, among other things, a mandated risk retention requirement for securities which, if applied to our business, would change our business model, and a direction to the SEC to regulate credit rating agencies and adopt regulations governing these organizations and their activities.

With respect to the new liquidation framework for systemically important entities, we cannot assure you that such framework would not apply to us. Guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to us. The SEC has proposed significant changes to the rules applicable to issuers and sponsors of asset-backed securities under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). With the proposed changes, our access to the asset-backed securities capital markets could be affected and our financing programs could be less effective.
In addition, Title X of the Dodd-Frank Act established the Consumer Financial Protection Bureau (“CFPB”). Under the Dodd-Frank Act, the CFPB has regulatory authority over many consumer financial products, including installment loans. The CFPB also has supervisory and enforcement powers over some providers of these consumer financial products. The CFPB has enforcement power (but currently no supervisory authority) over the marketplace lending platforms from which intend to purchase loans, but the CFPB does not have enforcement or supervisory authority over the existing issuing banks. Included in the powers afforded to the CFPB is the authority to adopt rules describing specified acts and practices as being "unfair," "deceptive" or "abusive," and hence unlawful. Specifically, the new "abusive" authority given to the CFPB allows it to declare an act or practice abusive in connection with the provision of a consumer financial product or service, if the act or practice materially interferes with the ability of a consumer to understand a term or condition of a consumer financial product or service; or takes unreasonable advantage of a lack of understanding on the part of the consumer of the material risks, costs or conditions of the product or service, the inability of the consumer to protect the interests of the consumer in selecting or using a consumer financial product or service, or the reasonable reliance by the consumer on a covered person to act in the interests of the consumer. Although the Dodd-Frank Act expressly provides that the CFPB has no authority to establish usury limits, some consumer advocacy groups have suggested that certain forms of consumer financial products, such as installment loans, should be a regulatory priority and it is possible that at some time in the future the CFPB could propose and adopt rules making such lending or other products that the marketplace lending platforms from which we purchase loans and the existing issuing banks may offer materially less profitable or impractical. Further, the CFPB may target specific features of loans or the theory of lending under which the marketplace lending platforms from which we purchase loans and the existing issuing banks originate the loans by rulemaking that could cause us to cease offering certain products or originating loans based on a specific lending model. Any such rules could have a material adverse effect on our business, results of operations and financial condition. The CFPB could also adopt rules imposing new and potentially burdensome requirements and limitations with respect to any of our current or future lines of business, which could have a material adverse effect on our operations and financial performance. In enforcement matters, the Dodd-Frank Act gives the CFPB authority to pursue administrative proceedings or litigation for violations of federal consumer financial laws. In these proceedings, the CFPB can obtain cease and desist orders (which can include orders for restitution or rescission of contracts, as well as other kinds of affirmative relief) and monetary penalties ranging from $5,000 per day for minor violations of federal consumer financial laws (including the CFPB's own rules) to $25,000 per day for reckless violations and $1 million per day for knowing violations. If we are subject to such administrative proceedings, litigation, orders or monetary penalties in the future, this could have a material adverse effect on our operations and financial performance. Also, where a company has violated Title X of the Dodd-Frank Act or CFPB regulations under Title X, the Dodd-Frank Act empowers state attorneys general and state regulators to bring civil actions for the kind of cease and desist orders available to the CFPB (but not for civil penalties). If the CFPB or one or more state officials believe we have violated the foregoing laws, they could exercise their enforcement powers in ways that would have a material adverse effect on us.
The CFPB, which commenced operations in July 2011, has broad authority over the businesses in which we intend to engage. This includes authority to write regulations under federal consumer financial protection laws and regulations, such as Regulation Z, the Truth in Lending Act and Regulation B, and to enforce those laws against and examine large financial institutions for compliance with such laws. The CFPB is authorized to prevent "unfair, deceptive or abusive acts or practices" through its regulatory, supervisory and enforcement authority. To assist in its enforcement, the CFPB maintains an online complaint system that allows consumers to log complaints with respect to various consumer finance products. This system could inform future CFPB decisions with respect to its regulatory, enforcement or examination focus.
There continues to be uncertainty as to how the CFPB's strategies and priorities, including in both its examination and enforcement processes, will impact our businesses and our results of operations going forward. Actions by the CFPB could result in requirements to alter or cease offering affected loan products and services, making them less attractive and restricting our ability to offer them.
Although the marketplace platforms and the originating banks have committed resources for their compliance programs, actions by the CFPB or other regulators against us, the marketplace platforms or our competitors that discourage the use of the marketplace model or suggest to consumers the desirability of other loan products or services could result in reputational harm and a loss of borrowers or investors. Our compliance costs and litigation exposure could increase materially if the CFPB or other regulators enact new regulations, change regulations that were previously adopted, modify, through supervision or enforcement, past regulatory guidance, or interpret existing regulations in a manner different or stricter than have been previously interpreted.
Our financial results may fluctuate due to a variety of factors, some of which are outside of our control and, as a result, may not fully reflect the underlying performance of our business.
Our results of operations, including the levels of our operating revenue, expenses and other key metrics, may vary significantly in the future and period-to-period comparisons of our results of operations may not be meaningful. Accordingly, the results for any one quarter are not necessarily an indication of future performance. Our financial results may fluctuate due to a variety of factors, some of which are outside of our control and, as a result, may not fully reflect the underlying performance of our business. Fluctuation in results may adversely affect the price of our common shares. Factors that may cause fluctuations in our financial results include:

•	our ability to source Marketplace Loans and maintain relationships with marketplace lending platforms;

•	fluctuations in the volume of loans that we acquire, the credit quality of loans in our Marketplace Loan portfolio, our loan mix and the marketing channels through which the loans are sourced;

•	changes in the fair value of the Marketplace Loan portfolio;

•	the amount and timing of our operating expenses;

•	the maintenance and expansion of our business, operations and infrastructure;

•	general economic, industry and market conditions, including the degree to which we encounter competition in our market; and

•	network outages or security breaches.
In addition, we will measure our consumer loans and revolving credit facilities at fair value on a daily basis, and economic events, market conditions and events affecting the fair value of our consumer loans and revolving credit facilities can result in day-to-day mark-downs and mark-ups of the value of consumer loans and revolving credit facilities that collectively can materially affect our financial condition and results of operations.
We will be subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the platforms, banks, borrowers and third parties handling borrower and investor information.
A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. Platforms generally are obligated to repurchase Marketplace Loans in cases of confirmed identity theft. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact operating results, brand and reputation and lead the defrauded platform to take steps to reduce fraud risk, which could increase costs.
In addition, the manner in which we will store and use certain personal information of borrowers and the manner in which such information is stored and used on the platforms of marketplace lending platforms and third-party service providers is governed by various federal and state laws. If any of our Adviser's employees, marketplace lending platforms from which we will purchase consumer loans or our third-party service providers take, convert or misuse funds, documents or data or fail to follow protocol when interacting with borrowers, we could be liable for damages and subject to regulatory actions and penalties. We could also be perceived to have facilitated or participated in the illegal misappropriation of funds, documents or data, or the failure to follow protocol, and therefore be subject to civil or criminal liability.
It is not always possible to identify and deter misconduct or errors by our Adviser's and Administrator's employees, marketplace lending platforms or our third-party service providers, and the precautions taken to detect and prevent this activity may not be effective in controlling unknown or unmanaged risks or losses. Our resources, technologies and fraud prevention tools, and those of marketplace lending platforms and third-party service providers, may be insufficient to accurately detect and prevent fraud or other unauthorized activity. Under our agreements with marketplace lending platforms from which we purchase consumer loans, they are obligated to repurchase loans in cases of confirmed identity theft. Notwithstanding these provisions, the level of our fraud charge-offs and results of operations could be materially adversely affected if fraudulent activity were to significantly increase. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact our results of operations, brand and reputation and lead us to take steps to further reduce fraud risk, which could increase our costs. Any of these occurrences could result in our diminished ability to operate our business, potential liability, reputational damage, regulatory intervention and financial harm, which could negatively impact our business, financial condition and results of operations.
We will be dependent on the continued success of the platforms and related funding banks that originate our Marketplace Loans.
Multiple banks may originate loans for marketplace lending platforms. If such a bank were to suspend, limit or cease its operations or a platform’s relationship with a bank were to otherwise terminate, such platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. Transitioning loan originations to a new funding bank is untested and may result in delays in the issuance of loans or may result in a platform’s inability to facilitate loans. If a platform is unable to enter in an alternative arrangement with a different funding bank, the platform may need to obtain a state license in each state in which it operates in order to enable it to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming. If a platform is unsuccessful in maintaining its relationships with the funding banks, its ability to provide loan products could be materially impaired and its operating results would suffer. We will be dependent on the continued success of the platforms that originate our Marketplace Loans. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., loans originated by other platforms), which could adversely affect our performance and/or prevent us from pursuing our investment objective and strategies.
Issuing banks are subject to oversight by the FDIC and the states where they are organized and operate and must comply with complex rules and regulations, as well as licensing and examination requirements, including requirements to maintain a certain amount of regulatory capital relative to their outstanding loans. If the marketplace lending platforms were unable to enter into an alternative arrangement with a different issuing bank, they would need to obtain a state license in each state in which they operate in order to enable them to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming and could have a material adverse effect on our business, financial condition, results of operations and prospects. If the marketplace lending platforms are unsuccessful in maintaining their relationships with the issuing banks, their ability to provide loan products could be materially impaired and our operating results could suffer.
Typically, the contracts between marketplace lending platforms and their loan issuing banks are non-exclusive and do not prohibit the issuing banks from working with other marketplace lending platforms or from offering competing services. Issuing banks could decide that working with marketplace lending platforms is not in their interests, could make working with marketplace lending platforms cost prohibitive or could decide to enter into exclusive or more favorable relationships with other marketplace lending platforms that do not provide consumer loans to us. In addition, issuing banks may not perform as expected under their agreements. Marketplace lending platforms could in the future have disagreements or disputes with their issuing banks. Any of these factors could negatively impact or threaten our ability to obtain consumer loans and consequently could have a material adverse effect on our business, financial condition, results of operations and prospects.
We may be exposed to geographic concentration risk.
We are not subject to any geographic restrictions when investing in Marketplace Loans and therefore could be concentrated in a particular state or region, although we have no intention as of the date of this Prospectus to invest in Marketplace Loans originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, we may in the future invest in such Marketplace Loans and, prior to such time, will amend the Prospectus to provide additional information on such investments, including the associated risks. A geographic concentration of the Marketplace Loans may expose us to an increased risk of loss due to risks associated with certain regions. Certain regions of the United States from time to time will experience weaker economic conditions and, consequently, will likely experience higher rates of delinquency and loss than on similar loans nationally. In addition, natural disasters in specific geographic regions may result in higher rates of delinquency and loss in those areas. In the event that a significant portion of the pool of Marketplace Loans is comprised of Marketplace Loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the Marketplace Loans and could impact Company performance.  Further, the concentration of the Marketplace Loans in one or more states would have a disproportionate effect on us if governmental authorities in any of those states took action against the platforms lending in such states.
Because we will rely on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of Marketplace Loans and to service and administer Marketplace Loans (as applicable), we will be susceptible to risks associated with such electronic systems.
Marketplace Loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. Because we will rely on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of Marketplace Loans and to service and administer Marketplace Loans (as applicable) we will be susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.
In addition, platforms rely on software that is highly technical and complex and depend on the ability of such software to store, retrieve, process and manage immense amounts of data. Such software may contain errors or bugs. Some errors may only be discovered after the code has been released for external or internal use. Errors or other design defects within the software on which a platform relies may result in a negative experience for borrowers who use the platform, delay introductions of new features or enhancements, result in errors or compromise the platform’s ability to protect borrower or investor data or its own intellectual property. Any errors, bugs or defects discovered in the software on which a platform relies could negatively impact operations of the platform and the ability of the platform to perform its obligations with respect to the Marketplace Loans originated by the platform.
The electronic systems on which platforms rely may be subject to cyber attacks that could result, among other things, in data breaches and the release of confidential information and thus expose the platform to significant liability. A security breach could also irreparably damage a platform’s reputation and thus its ability to continue to operate its business.
The Adviser is also reliant on information technology to facilitate the Marketplace Loan acquisition process. Any failure of such technology could have a material adverse effect on the ability of the Adviser to acquire Marketplace Loans and therefore may impact our performance. Any delays in receiving the data provided by such technology could also impact, among other things, the valuation of the portfolio of Marketplace Loans.
The platforms in which we may invest may have a higher risk profile and may be more volatile than companies engaged in lines of business with a longer, established history and such investments should be viewed as longer term investments.
We may invest in listed or unlisted equity securities of platforms or make loans directly to the platforms. Investments in unlisted securities, by their nature, generally involve a higher degree of valuation and performance uncertainties and liquidity risks than investments in listed securities. The companies of unlisted securities, in comparison to companies of listed securities, may:

•	have shorter operating histories and a smaller market share, rendering them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	often operate at a financial loss;

•
be more likely to depend on the management talents and efforts of a small group of persons and the departure of any such persons could have a material adverse impact on the business and prospects of the company; and

•	generally have less predictable operating results and require significant additional capital to support their operations, expansion or competitive position.
The success of a platform is dependent upon payments being made by the borrowers of Marketplace Loans originated by the platform. Any increase in default rates on a platform’s Marketplace Loans could adversely affect the platform’s profitability and, therefore, our investments in the platform.
Marketplace Loans are relatively illiquid assets.
Our investments will be subject to liquidity risk, which exists when particular investments of the Company are difficult to purchase or sell, likely preventing us from selling such illiquid investments at an advantageous time or price, or possibly requiring us to dispose of other investments at unfavorable times or prices in order to satisfy our obligations.
Marketplace Loans generally have a maturity between six months to five years. Investors acquiring Marketplace Loans and other Marketplace Lending Instruments directly through platforms and hoping to recoup their entire principal must generally hold their loans through maturity. Marketplace Loans and other Marketplace Lending Instruments may not be registered under the Securities Act, and are not listed on any securities exchange. Accordingly, those Marketplace Lending Instruments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop, for Marketplace Loans and such other Marketplace Lending Instruments and, as such, these investments should be considered illiquid. Until an active secondary market develops, we intend to primarily hold our Marketplace Loans until maturity. We may not be able to sell any of our Marketplace Lending Instruments even under circumstances when the Adviser believes it would be in our best interests to sell such investments. In such circumstances, the overall returns to us from our Marketplace Lending Instruments may be adversely affected. Moreover, certain Marketplace Lending Instruments are subject to certain additional significant restrictions on transferability. Although we may attempt to increase our liquidity by borrowing from a bank or other institution, our assets may not readily be accepted as collateral for such borrowing.
Many of the platforms, and marketplace lending in general, are in the early stages of development and have a limited operating history.
As a result, there is a lack of significant historical data regarding the performance of Marketplace Loans and the long term outlook of the industry is uncertain. In addition, because Marketplace Loans are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.
Marketplace Lending Instruments are generally not rated and constitute a highly risky and speculative investment, similar to an investment in “junk” bonds.
There can be no assurance that payments due on underlying Marketplace Loans will be made. Our shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.
The Marketplace Loans in which we may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Marketplace Loans. With respect to Marketplace Loans secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Marketplace Loan.
Furthermore, Marketplace Loans may not contain any cross-default or similar provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower. To the extent a Marketplace Loan does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Marketplace Loan will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Marketplace Loan. If a borrower first defaults on debt obligations other than the Marketplace Loan, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Marketplace Loan if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Marketplace Loans from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by us when purchasing whole loans.
Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on a Marketplace Loan after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court. It is possible that the borrower’s liability on the Marketplace Loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured Marketplace Loan, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.
As Pass-Through Notes are pass-through obligations of the operators of the lending platforms, and not direct obligations of the borrowers under the underlying Marketplace Loans originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Marketplace Loans timely make all payments due from them. In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.
There may be a delay between the time we commit to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Marketplace Lending Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.
Our failure to comply with applicable privacy policies or federal, state or foreign laws and regulations or any compromise of security that results in the unauthorized release of personally identifiable information or other user data could damage our reputation, discourage potential borrowers from using marketplace lending platforms or result in fines or proceedings brought against us, issuing banks or other third parties by governmental agencies, borrowers, investors or other third parties, one or all of which could adversely affect our business, financial condition and results of operations.
We and marketplace lending platforms receive, transmit and store a large volume of personally identifiable information and other user data. There are federal, state and foreign laws regarding privacy and the storing, sharing, use, disclosure and protection of personally identifiable information and user data. Specifically, personally identifiable information is increasingly subject to legislation and regulations in numerous U.S. and international jurisdictions, the intent of which is to protect the privacy of personal information that is collected, processed and transmitted in or from the governing jurisdiction. This regulatory framework for privacy issues worldwide is currently evolving and is likely to remain uncertain for the foreseeable future. We could be adversely affected if legislation or regulations are expanded to require changes in business practices or privacy policies, or if governing jurisdictions interpret or implement their legislation or regulations in ways that negatively affect our business, financial condition and results of operations.
The U.S. Federal Gramm-Leach-Bliley Act (GLBA) limits the disclosure of non-public personal information about a consumer to non-affiliated third parties and requires financial institutions to disclose certain privacy policies and practices with respect to its information sharing with both affiliates and non-affiliated third parties. A number of states have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other federal and state statutes deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. marketplace lending platforms generally have privacy policies that conform to these GLBA and other requirements. In addition, such platforms have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly. The platforms do not and the Company will not sell or rent such information to third parties for marketing purposes. Through its participation in the platforms, the Company will obtain non-public personal information about loan prospective borrowers, and intends to conduct itself in compliance with, and as if it is subject to, the same limitations on disclosure and obligations of safeguarding and proper disposal of non-public personal information as are the platforms.
In addition, the Company could be subject to state data security laws, depending on whether the information the Company obtains is considered non-public personally identifiable information under those state laws. Any violations of state data security laws by the Company could subject it to fines, penalties, or other regulatory action on a state-by-state basis, which, individually or in the aggregate, could have a material adverse effect on the Company due to the compliance costs related to any violations as well as costs to ensure compliance with such laws on an ongoing basis. Additionally, any violations of the GLBA by the Company could subject it to regulatory action by the U.S. Federal Trade Commission, which could require the Company to, inter alia, implement a comprehensive information security and reporting program and to be subject to audits on an ongoing basis.
Our failure to comply with applicable privacy policies or federal, state or foreign laws and regulations or any compromise of security that results in the unauthorized release of personally identifiable information or other user data could damage our reputation, discourage potential borrowers from using marketplace lending platforms or result in fines or proceedings brought against us, issuing banks or other third parties by governmental agencies, borrowers, investors or other third parties, one or all of which could adversely affect our business, financial condition and results of operations. In addition to laws, regulations and other applicable common law rules regarding privacy and privacy advocacy, industry groups or other private parties may propose new and different privacy standards. We could also be subject to liability for the inappropriate use of information made available by us. Because the interpretation and application of privacy and data protection laws and privacy standards are still uncertain, it is possible that these laws or privacy standards may be interpreted and applied in a manner that is inconsistent with our practices. Any inability to adequately address privacy concerns, even if unfounded, or to comply with applicable privacy or data protection laws, regulations and privacy standards, could result in additional cost and liability for us, damage our reputation, inhibit use of our platform and harm our business.
A concentration in select platforms may subject us to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms.
We initially anticipate that a substantial portion of our Marketplace Loan investments will have originated from a limited number of platforms and that we may invest 25% or more of our Managed Assets in Marketplace Loans originated from each of LendingClub and Avant. We may, in the future, invest 25% or more of our Managed Assets in Marketplace Loans originated from another or other platform(s).
A concentration in select platforms may subject us to increased dependency and risks associated with those platforms than we would otherwise be subject to if we were more broadly diversified across a greater number of platforms. We may be more susceptible to adverse events affecting such platforms, particularly if such platforms were unable to sustain their current lending models. In addition, many platforms and/or their affiliated entities have incurred operating losses since their inception and may continue to incur net losses in the future. Our concentration in certain platforms may also expose us to increased risk of default and loss on the Marketplace Loans in which we invests through such platforms if such platforms have, among other characteristics, lower borrower credit criteria or other minimum eligibility requirements, or have deficient procedures for conducting credit and interest rate analyses as part of their loan origination processes, relative to other platforms. In addition, the fewer platforms through which we invest, the greater the risks associated with those platforms changing their arrangements will become. For instance, the platforms may change their underwriting and credit models, borrower acquisition channels and quality of debt collection procedures in ways which may make the loans originated through such platforms unsuitable for investment by us. Moreover, a platform may become involved in a lawsuit, which may adversely impact that platform’s performance and reputation and, in turn, our portfolio performance.
An investor may become dissatisfied with a platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such platform’s reputation may suffer and the platform may lose investor confidence, which could adversely affect investor participation on the platform’s marketplace.
We will be dependent on the continued success of the platforms that will originate our Marketplace Lending Instruments and we will materially depend on such platforms for loan data and the origination, sourcing and servicing of Marketplace Loans.
If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., Marketplace Loans originated by other platforms), which could adversely affect our performance and/or prevent us from pursuing our investment objective and strategies. In order to sustain its business, platforms and their affiliated entities may be dependent in large part on their ability to raise additional capital to fund their operations. If a platform and its affiliated entities are unable to raise additional funding, they may be unable to continue their operations.
We may have limited knowledge about the underlying Marketplace Loans in which we intend to invest and will be dependent upon the platform originating such loans for information on the loans. Some investors of Marketplace Lending Instruments, including us, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described under “Investment Objective, Strategies and Policies-Investment Philosophy and Process.” As a result, we will be dependent on the platforms’ ability to collect, verify and provide information to us about each Marketplace Loan and borrower.
In addition, when we own certain other Marketplace Lending Instruments, we and our custodian generally will not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so we will not be able to enforce such underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans.
Prepayments may reduce the amount of interest we may accrue on a given Marketplace Loan.
Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time, typically without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer Marketplace Loans). In the event of a prepayment of the entire remaining unpaid principal amount of a Marketplace Loan, we will receive such prepayment amount but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and we will not receive all of the interest payments that the Adviser may have originally expected to receive on the loan.
Income from our portfolio will decline if we invest the proceeds from matured, traded or called investments at market interest rates that are below our portfolio’s current earnings rate.
Reinvestment risk is the risk that income from our portfolio will decline if we invest the proceeds from matured, traded or called investments at market interest rates that are below our portfolio’s current earnings rate. A decline in income could effect our overall return.
We may invest in private investment funds, which could expose us to additional expenses and risks.
By investing in private funds indirectly through the Company, an investor bears a pro rata portion of the asset-based fees and other expenses of the Company, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations/fees and other expenses borne by the Company as an investor in private investment funds, which results in higher costs for the Company and therefore, for the Company’s Stockholders. Private investment funds may also charge certain fees on uncalled capital commitments.
Additionally, private investment funds may require the Company, as an investor, to satisfy capital calls. Moreover, if the Company fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Company's investment in the private investment fund. Any failure by the Company to make timely capital contributions in respect of its commitments may (i) impair the ability of the Company to pursue its investment program, (ii) force the Company to borrow, (iii) indirectly cause the Company, and, indirectly, the Stockholders to be subject to certain penalties from the private investment funds (including the complete forfeiture of the Company's investment in an private investment fund), or (iv) otherwise impair the value of the Company's investments (including the devaluation of the Company).

The foregoing risks are in addition to the risks of the underlying Marketplace Loans and other investments held by the private funds.
Public perception of alternative financial services providers may change, subjecting us to additional risks.
Consumer advocacy groups and various media sources continue to criticize alternative financial services providers. These critics frequently characterize such alternative financial services providers as predatory or abusive toward consumers. If these persons were to criticize the products that the marketplace lending platforms from which we expect to purchase loans, it could result in further regulation of our business. Furthermore, the consumer financial services industry is highly regulated, and announcements regarding new or expected governmental and regulatory action in the alternative financial services sector may adversely impact perceptions of our business even if such actions are not targeted at our operations and do not directly impact us.
Negative publicity about us or the marketplace lending industry or any of the individual platforms that we contract with, including the quality and reliability of our ability to access consumer loans, effectiveness of credit decision-making and scoring models used by marketplace lending platforms, complaints, privacy and security practices, litigation, regulatory activity (including investigations and additional or modified regulatory obligations on us or marketplace lending platforms) and the experience of borrowers with the platform and services of the marketplace lending platforms through which they borrow, even if inaccurate, could adversely affect our reputation and the confidence in, and the use of, the marketplace lending platforms, which could harm our business and results of operations. Harm to our reputation can arise from many sources, including misconduct by our Adviser, misconduct by marketplace lending platforms, outsourced service providers or other counterparties, failure by us or our partners to meet minimum standards of service and quality, inadequate protection of borrower and investor information and compliance failures and claims. Any of these factors could have a material adverse effect on our business, financial condition, results of operations and prospects.
The platforms from which we expect to purchase Marketplace Loans are subject to various rules and regulations issued by federal, state and local government authorities.
For example, these rules may require extensive disclosure to, and consents from, applicants and borrowers and may impose multiple qualification and licensing obligations on platforms before they may conduct their business. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. A failure to comply with the applicable rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to service Marketplace Loans or collect on Marketplace Loans.
Marketplace lending industry participants, including platforms, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Moreover, Marketplace Loans generally are written using standardized documentation. Thus, many borrowers may be similarly situated in so far as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the platforms and other related entities.
As noted above, each of the platforms through which we may invest may adhere to a novel or different business model, resulting in uncertainty as to the regulatory environment applicable to a particular platform and us. For example, one platform may operate from a particular state to make loans to small- and mid-sized companies across the United States. The platform must comply with that state’s licensing requirements and, if applicable, usury limitations. However, other states could seek to regulate the platform (or us as a lender under the platform) on the basis that loans were made to companies located in such other state. In that case, loans made in that other state could be subject to the maximum interest rate limits, if any, of such jurisdiction, which could limit potential revenue for us. In addition, it could further subject the platform (or us) to such state’s licensing requirements.
Another platform, on the other hand, might follow a different model pursuant to which all loans originated by the platform must be made through a bank. The bank may work jointly with the platform to act as issuer, i.e., the true lender, of the platform’s loans. However, if challenged, courts may instead determine that the platform (or us as a lender under the platform) is the true lender of the loans. In fact, courts have recently applied differing interpretations to the analysis of which party should be deemed the true lender. The resulting uncertainty may increase the possibility of claims brought against the platforms by borrowers seeking to void their loans or subject the platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the platform (or us) is deemed to be the true lender in any jurisdiction (whether determined by a regulatory agency or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits of such jurisdiction and existing loans may be unenforceable, and the platform (and/or us) could be subject to additional regulatory requirements in addition to any penalties and fines. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such platforms to terminate their business. In such circumstances, there is likely to be an adverse effect on the Adviser’s ability to continue to invest in certain or all Marketplace Loans and other Marketplace Lending Instruments and our ability to pursue our investment objective and generate anticipated returns.
The interest rates that are charged to borrowers and that form the basis of payments to investors through the platforms of online originating owners are based upon the ability under federal law of the issuing bank that originates the loan to export the interest rates of its jurisdiction of incorporation to provide uniform rates to all borrowers in all states that have not opted out. If the platforms’ ability to export the interest rates, and related terms and conditions, permitted under a particular state’s law to borrowers in other states was determined to violate applicable lending laws, this could subject the platforms to the interest rate restrictions, and related terms and conditions, of the lending laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could materially and negatively impact the platforms’ operations and ability to operate, in which case they may be forced to terminate or significantly alter their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Company.
In particular, WebBank, the primary issuing bank for several of the marketplace lending platforms from which we intend to purchase consumer loans, exports the interest rates of Utah, which allows parties to generally agree by contract to any interest rate. If a borrower were to successfully bring claims against us or marketplace lending platforms from which we purchase consumer loans for state usury law violations, and the rate on that borrower's loan was greater than that allowed under applicable state law, we could be subject to fines and penalties. Further, if we were unable to acquire loans from another issuing bank, we would have to substantially modify our business operations from the manner currently contemplated and could be required to maintain state-specific licenses and only provide a limited range of interest rates, all of which would substantially reduce our operating efficiency and attractiveness to investors and possibly result in a decline in our results of operations.
Even absent regulations, plaintiffs may successfully challenge the funding bank or other lending models. Recent case law raises questions regarding the viability of the model in which many consumer platforms operate and specifically the ability of investors to charge the same rate as the funding bank after the loan has been sold to investors. The U.S. Court of Appeals for the Second Circuit in May 2015 issued a significant decision interpreting the scope of federal preemption under the National Bank Act (the “NBA”) and held that a non-bank assignee of loans originated by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury. Although binding only in Connecticut, New York and Vermont, this decision nonetheless may significantly affect non-bank assignees of loans, including the loan origination practices of certain marketplace lending platforms. At a minimum, non-bank assignees/purchasers of bank loans may face uncertainty as to their ability to rely upon federal preemption of state usury laws. In June 2016, the U.S. Supreme Court declined to hear an appeal of the case, although in a brief to that court, the Solicitor General of the U.S. stated that the Second Circuit decision was incorrectly decided. The case was remanded to the federal district court for consideration of choice of law issues. Some marketplace lending platforms purchase loans from state-chartered banks shortly after origination and rely upon federal preemption to exempt the loans from state usury caps. The Second Circuit decision, although directly ruling on purchasers of national bank loans, could be applied by courts considering the scope of federal preemption under the Depository Institutions Deregulation and Monetary Control Act of 1980 (which generally preempts state usury laws in favor of federally insured state-chartered banks). The decision, which appears to be contrary to other federal circuit court decisions and inconsistent with long-standing commercial practice, could be challenged and reconsidered and therefore the long term impact of the decision is uncertain. If, however, the decision is upheld or is more widely applied, certain marketplace lending platforms may be required to restructure their operations and certain loans previously made through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans. As a result, large amounts of Marketplace Loans purchased by us (directly or indirectly) could become unenforceable or subject to diminished return or penalties, thereby causing losses for Stockholders. The risk from this court decision in the three states comprising the Second Circuit may be mitigated by purchasing or investing in loans that are not above the state usury limitations in those states.
In addition, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a creditor to enforce a Marketplace Loan. If a platform or related entity were to go into bankruptcy or become the subject of a similar insolvency proceeding, the platform or related entity may stop performing its services with respect to the Marketplace Loans. For example, if the servicer of the Marketplace Loans is involved in such a proceeding, it may be difficult to find a replacement for such services. A replacement entity may seek additional compensation or revised terms with respect to the obligations of the servicer. The servicer may also have the power, in connection with a bankruptcy or insolvency proceeding and with the approval of the court or the bankruptcy trustee or similar official, to assign its rights and obligations as servicer to a third party without the consent, and even over the objection, of any affected parties. If the servicer is a debtor in bankruptcy or the subject of an insolvency or similar proceeding, this may limit the ability of affected parties to enforce the obligations of the servicer, to collect any amount owing by the servicer or to terminate and replace the servicer. A bankruptcy court may also reduce the monthly payments due under the related contract or loan or change the rate of interest and time of repayment of the indebtedness. Borrowers may delay or suspend making payments on Marketplace Loans because of the uncertainties occasioned by the platform or its related entities becoming subject to a bankruptcy or similar proceeding, even if the borrowers have no legal right to do so. It is possible that a period of adverse economic conditions resulting in high defaults and delinquencies on the Marketplace Loans will increase the potential bankruptcy risk to platforms and its related entities.
The regulatory environment applicable to platforms and their related entities may be subject to periodic changes. Any such changes could have an adverse effect on the platforms’ and related entities’ costs and ability to operate. The platforms could seek to pass through any increase in costs to lenders such as us. Further, changes in the regulatory application or judicial interpretation of the laws and regulations applicable to financial institutions generally also could impact the manner in which the marketplace lending industry conducts its business. In addition, Congress, the states and regulatory agencies could further regulate the consumer credit industry in ways that would make it more difficult to collect payments on Marketplace Loans. The regulatory environment in which financial institutions operate has become increasingly complex and robust, and following the financial crisis of 2008, supervisory efforts to apply relevant laws, regulations and policies have become more intense. Additionally, in May 2016, the U.S. Treasury Department issued a white paper regarding its review of the online marketplace lending industry. The white paper provided policy recommendations, highlighted the benefits and risks associated with online marketplace lending and set forth certain best practices applicable to established and emerging market participants, among other things. The white paper is part of a multi-stage process led by the U.S. Treasury Department, in consultation with other regulatory agencies, to inform appropriate policy responses. The U.S. Treasury Department’s focus on marketplace lending signifies the increasing spotlight on the industry and could ultimately result in significant and sweeping changes to the current regulatory framework governing marketplace lending. In addition, some states such as California are requesting information from marketplace lenders.
Marketplace Loan default rates, and marketplace lending generally, may be significantly affected by economic downturns or general economic conditions beyond the control of any borrowers.
In particular, default rates on Marketplace Loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. A significant downturn in the economy could cause default rates on the Marketplace Loans to increase. A substantial increase in default rates, whether due to market and economic conditions or otherwise, could adversely impact the viability of the overall marketplace lending industry.
In particular, economic and financial market conditions significantly deteriorated for a significant part of the past decade as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy experienced relatively high levels of unemployment, underemployment and constrained lending. Although certain financial markets have improved, to the extent the economic conditions that existed in the U.S. during and following the financial crisis were to recur, such economic conditions may adversely impact our business, financial condition and results of operations. A similar crisis could negatively impact the willingness of borrowers to participate in the marketplace lending platforms, which would significantly reduce the supply of Marketplace Loans. Adverse economic conditions could reduce the number of qualified buyers seeking loans on the platforms of marketplace lending platforms, and the ability of borrowers to make payments on outstanding loans, resulting in higher default rates by borrowers, which would have an adverse effect on our business, financial condition, results of operations and prospects. In addition, we will record our Marketplace Loans at fair value. As a result, volatility in the capital markets may have a material adverse effect on our consumer loan valuations even if we plan to hold the loans to maturity. Should any of these situations occur, our revenue and transactions would decline and our business would be negatively impacted.
We may be exposed to risks associated with inadequate collateral of Marketplace Lending Instruments.
To the extent a Marketplace Lending Instrument is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Lending Instrument. For example, with respect to real estate-related loans, the real property security for a

Marketplace Loan may decline in value, which could result in the loan amount being greater than the property value and therefore increase the likelihood of borrower default. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured Marketplace Lending Instrument, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan.
If a borrower of a secured Marketplace Lending Instrument enters bankruptcy, an automatic stay of all proceedings against such borrower’s property will be granted. This stay will prevent any recovery and liquidation of the collateral securing such loan, unless relief from the stay can be obtained from the bankruptcy court. There is no guarantee that any such relief will be obtained. Significant legal fees and costs may be incurred in attempting to obtain relief from a bankruptcy stay from the bankruptcy court and, even if such relief is ultimately granted, it may take several months or more to obtain. In addition, bankruptcy courts have broad powers to permit a sale of collateral free of any lien, to compel receipt of an amount less than the balance due under the Marketplace Lending Instrument and to permit the borrower to repay the Marketplace Lending Instrument over a term which may be substantially longer than the original term of the loan.
It is possible that the same collateral could secure multiple Marketplace Lending Instruments of a borrower. To the extent that collateral secures more than one Marketplace Lending Instrument, the liquidation proceeds of such collateral may not be sufficient to cover the payments due on all such loans.
Asset-backed securities in which we may invest often involve risks that are different from or more acute than risks associated with other types of debt instruments.
For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying Marketplace Loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.
An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to our ability to collect on such securities, platform performance risk and liquidity risk.

Securitization of our assets subjects us to various risks.

We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company such as us (sometimes referred to as an “originator” or “sponsor”) transfers income producing assets to a SPV, which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPV then issues notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPV.

An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPV be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPV with the operations of the originator in the event of the originator’s bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPV that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.

In accordance with the above description, to securitize loans, we may create a wholly-owned subsidiary and contribute a pool of our assets to such subsidiary. The SPV may be funded with, among other things, whole loans or interests from other pools and such loans may or may not be rated. The SPV would then sell its notes to purchasers who we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPV. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPV and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

Interests we hold in the SPV, if any, will be subordinated to the other interests issued by the SPV. As such, we will only receive cash distributions on such interests if the SPV has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPV, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPV’s portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.

If the SPV is not consolidated with us, our only interest will be the value of our retained subordinated interest and the income allocated to us, which may be more or less than the cash we receive from the SPV, and none of the SPV’s liabilities will be reflected as our liabilities. If the assets of the SPV are not consolidated with our assets and liabilities, then the leverage incurred by such SPV may or may not be treated as borrowings by us for purposes of the requirement that we not issue senior securities in an amount in excess of our net assets.

We may also engage in transactions utilizing SPVs and securitization techniques where the assets sold or contributed to the SPV remain on our balance sheet for accounting purposes. If, for example, we sell the assets to the SPV with recourse or provide a guarantee or other credit support to the SPV, its assets will remain on our balance sheet. Consolidation would also generally result if we, in consultation with the SEC, determine that consolidation would result in a more accurate reflection of our assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain our assets for purposes of the limitations described above and the leverage incurred by the SPV will be treated as borrowings incurred by us for purposes of our limitation on the issuance of senior securities.

The Adviser may have conflicts of interest with respect to potential securitizations in as much as securitizations that are not consolidated may reduce our assets for purposes of determining its investment advisory fee although in some circumstances the Adviser may be paid certain fees for managing the assets of the SPV so as to reduce or eliminate any potential bias against securitizations.
To the extent we securitize our assets, we may be subject to additional risks associated with Regulation AB.
We may securitize our assets to create incremental levered returns for our Stockholders. On December 15, 2004, the SEC approved the final regulations covering the registration, disclosure, communications, and reporting requirements for asset-backed securities, or Regulation AB, which became effective January 1, 2006. On August 27, 2014, the SEC adopted revisions to Regulation AB. Regulation AB contains disclosure requirements applicable to registered securitizations, including requirements to provide historical financial data with respect to either prior securitized pools of the same asset class or prior originations and information with respect to the background, experience and roles of the various transaction parties, including those involved in the origination, sale or servicing of the loans in the securitized pool. Moreover, annual assessments of compliance with servicing criteria by servicers and attestation reports from an independent registered public accounting firm must be obtained with respect to securitized pools of loans.
If we conduct a registered offering of asset-backed securities, our failure to provide the information required by Regulation AB could subject us to Securities Act liability either directly or indirectly through the indemnification provisions of the transaction documents related to a securitization of our mortgage loans. Furthermore, any failure to comply with the reporting requirements for asset-backed securities under the Exchange Act may result in the loss of eligibility to register our asset-backed securities on Form SF-3 which would increase the costs of and limit our access to the public asset-backed securities market.
In addition, compliance with Regulation AB may increase our cost of doing business as we are required to develop systems and procedures to ensure that we do not violate any aspect of these new requirements.
We may be exposed to risk associated with the regulation of any of the platforms as an investment company or an investment adviser.
If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Investment Advisers Act of 1940, their ability to conduct business may be materially adversely affected, which may result in such entities being unable to perform their obligations with respect to their Marketplace Loans, including applicable indemnity, guaranty, repurchasing and servicing obligations, and any contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable.
We may be subject to risks associated with recent events in the marketplace lending industry.
The marketplace lending industry is heavily dependent on investors for liquidity and there has been decreasing interest from institutional investors in purchasing Marketplace Loans (due both to yield considerations as well as reactions to the recent events described below), causing some platforms to increase rates. In addition, there is concern that a weakening credit cycle could stress servicing of Marketplace Loans and result in significant losses.
Concerns have recently been raised pertaining to certain loan identification practices and other compliance related issues of certain platforms. The circumstances surrounding these events have increased the volatility in the industry and have caused some institutional investors to retrench from purchasing Marketplace Lending Instruments. The occurrence of any additional negative business practices involving a marketplace lending platform, or the inability for marketplace lending platforms to assure investors and other market participants of its ability to conduct business practices acceptable to borrowers and investors, may significantly and adversely impact the platforms and/or the marketplace lending industry as a whole and, therefore, our investments in Marketplace Lending Instruments.
There has been increased regulatory scrutiny of the marketplace lending industry, including the recent U.S. Department of the Treasury white paper, the Office of the Comptroller of the Currency white paper and state investigations into marketplace lending platforms in California and New York. In addition, an increasing number of lawsuits have been filed alleging that the platforms are the true lender and not the funding banks.
Our investments could be adversely impacted if a platform that services our investments becomes unable or unwilling to fulfill its obligations to us.
We expect that all of our direct and indirect investments in loans originated by marketplace lending platforms will be serviced by a platform or a third-party servicer. However, our investments could be adversely impacted if a platform that services our investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to us in respect of its investments or increase the costs associated with our investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that our investments could be re-characterized as secured loans from us to the platform, which could result in uncertainty, costs and delays from having our investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by us. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by us.
We may gain exposure to the securities, and attendant risks, of small capitalization companies, mid-capitalization companies and recently organized companies.
We may gain exposure to the securities of small capitalization companies, mid-capitalization companies and recently organized companies. For example, we may invest in securities of marketplace lending platforms or may gain exposure to other small capitalization, mid-capitalization and recently organized companies through investments in the borrowings of such companies facilitated through a marketplace lending platform. Historically, such investments, and particularly investments in smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. Many of the risks that apply to small capitalization companies apply equally to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial and technical personnel. The equity securities of marketplace lending platforms or other issuers that are small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Investments in instruments issued by, or loans of, small capitalization companies may also be more difficult to value than other types of investments because of the foregoing considerations as well as, if applicable, lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.
Our potential investment in SME loans may subject us to additional risk.
The businesses of SME loan borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments, among other concerns, which may adversely affect the ability of such borrowers to make principal and interest payments on the SME loans.
We may be subject to risks associated with the treatment of marketplace lending instruments purchased by the Company under federal securities laws.
We have been advised that it is the current view of the SEC and its Staff that the purchase of whole loans through marketplace lending platforms involves the purchase of “securities” issued by the originating platforms under the Securities Act. If the Marketplace Lending Instruments purchased by the Company, such as whole loans, are deemed to be “securities” under federal securities law, then the issuers of such instruments are subject to a wide range of obligations and sanctions. At the federal level, the issuer, the underwriter and other individuals in a public offering signing a registration statement are strictly liable for any inaccurate statements in the document. Even though an exemption from registration with the SEC is typically utilized by the issuers of the Marketplace Lending Instruments that are securities, the anti-fraud provisions of the federal securities laws still apply. Avoidance of fraud requires full and fair disclosure of all material facts and the usual method of discharging this disclosure obligation is for the issuer to prepare and distribute a prospectus that has been registered with the SEC or, in a private transaction, an “offering memorandum” that incorporates the same type of information as would be contained in a registration statement. Noncompliance with federal securities laws can involve potentially severe consequences for the issuer and we may recover civil damages from the applicable issuer of a security if the requisite intent can be shown against its directors, managers and/or other responsible persons. Securities regulators can also institute administrative proceedings, suits for injunction and, in the appropriate circumstances, even criminal actions. In addition, there are separate obligations and sanctions under securities laws which exist in each and every state.
There is no bright line test to determine whether notes evidencing loans should be deemed “securities” within the purview of the SEC. In general, a determination of whether a note evidencing a loan is a security under the Securities Act is subject to an analysis of the facts and circumstances of the transaction involving the issuance of the notes. To the extent certain Marketplace Lending Instruments, such as whole loans, are not, in the future, deemed to be “securities” under the Securities Act, we would not be able to seek the remedies described above with respect to such instruments.
We will be subject to risks associated with the manner in which our investments are valued.
Under the 1940 Act, we will be required to carry our investments at market value or, if there is no readily available market value, at fair value as determined pursuant to the valuation procedures adopted by the Board of Directors. Typically, there will not be a public market for the investments that we make. Our Marketplace Loans will be difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. We will value these securities at fair value as determined in good faith pursuant to our valuation procedures.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of securities in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates approved for such purpose by our Board of Directors. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the securities in which we invest on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.
Significant increases or decreases in unobservable inputs, such as loss adjusted discount rates, projected loss rates or market yield, would result in a decrease or increase, respectively, in the fair value measurement. Because such valuations are inherently uncertain, the valuations may fluctuate significantly over short periods due to changes in current market conditions. Our determinations of fair value of our consumer loans and revolving credit facilities may differ materially from the values that would have been used if an active market and market quotations existed for these loans and credit facilities. Our financial condition and results of operations could be adversely affected if the determinations regarding the fair value of our consumer loans or credit facilities were materially higher or lower than the values that we may realize upon the disposal of such loans or transfer of the credit facilities.
We will be subject to the risk that fixed rate instruments will decline in value because of changes in market interest rates.
Interest rate risk is the risk that fixed rate instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall. Longer-term fixed rate instruments are generally more sensitive to interest rate changes. Our investment in such instruments means that the NAV and market price of our shares will tend to decline if market interest rates rise. These risks may be greater in the current market environment because interest rates are near historically low levels. Moreover, an increase in interest rates could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities and loans in which we may invest, particularly given the current market environment. Because the values of lower-rated and comparable unrated fixed rate instruments are affected both by credit risk and interest rate risk, the price movements of such lower grade instruments in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality instruments in response to changes in market interest rates.
Our use of leverage, as described in this prospectus, will tend to increase our interest rate risk. For example, a change in market interest rates could adversely impact our ability to utilize leverage due to an increase in the cost of Borrowings, which could reduce our net investment income.
The investment vehicles in which we may invest may be similarly subject to the foregoing interest rate risks. In addition, rising interest rates could affect the ability of the operating companies in which we may directly or indirectly invest to service their debt obligations and, therefore, could adversely impact our investments in such companies.
Because we may borrow money and may issue preferred stock to finance investments, our net investment income may depend, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income.
You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Adviser with respect to the incentive fee based on income.
We will be subject to certain tax risks.
Federal and state governmental or regulatory agencies may decide to impose taxes on services provided over the Internet or by online marketplaces. These taxes could discourage the use of marketplace lending platforms, which would adversely affect our access to Marketplace Loans. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect us, including our ability to qualify as a regulated investment company (a “RIC”), or the participants in the marketplace lending industry.
We intend to elect to be treated and to qualify as a RIC for federal income tax purposes. In order to qualify for such treatment, we will need to meet certain organization, income, diversification and distribution tests. We have adopted policies and guidelines that are designed to enable us to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a RIC for federal income tax purposes. No statutory, judicial or administrative authority directly addresses how all of the Marketplace Lending Instruments in which we will invest should be treated for tax purposes. As a result, the tax treatment of our investment in certain Marketplace Lending Instruments is uncertain. The tax treatment of our investment in Marketplace Lending Instruments could be affected by changes in tax laws or regulations, or interpretations thereof, or by judicial authority that could adversely affect our ability to qualify as a RIC.
We currently anticipate that a substantial portion of our Managed Assets will be invested in Marketplace Loans. For purposes of satisfying the diversification requirements to qualify as a RIC, it is uncertain whether the issuer of such Marketplace Loans will be the sourcing platform or the underlying borrowers. In the opinion of [ ], special tax counsel to the Company, Marketplace Loans acquired by us under the circumstances described below in "Material U.S. Federal Income Tax Considerations" should be treated as issued by the underlying borrower for this purpose. Based on such opinion, we intend to treat the underlying borrowers (and not the sourcing platforms) as the issuers of Marketplace Loans for this purpose. However, such opinion is not binding on the Internal Revenue Service (the "IRS") or a court, and there can be no assurance that the IRS will not take contrary positions or that a court would agree with such opinion if the issue were to be litigated. There may be times where a substantial portion of the Marketplace Loans in which we invest will be sourced from one or a few platforms. Thus, a determination or future guidance by the IRS that the issuer of such Marketplace Loans is the sourcing platform may adversely affect our ability to qualify as a RIC.
If, for any taxable year, we do not qualify as a RIC for U.S. federal income tax purposes, we would be treated as a U.S. corporation subject to U.S. federal income tax at the Company level, and possibly state and local income tax, and distributions to our Stockholders would not be deductible by the Company in computing our taxable income. As a result of these taxes, NAV per share and amounts distributed to Stockholders may be substantially reduced. Also, in such event, our distributions, to the extent derived from our current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Stockholders, and non-corporate Stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. In addition, in such an event, in order to re-qualify for taxation as a RIC, we might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause a negative impact on our returns. In such event, our Board of Directors may determine to reorganize or close the Company or materially change our investment objective and strategies. See “Material U.S. Federal Income Tax Considerations.”
One or more regulatory authorities may assert that we, when acting as a lender under the platforms, are required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry, subjecting us to additional risks and expense.
The loan industry is highly regulated and loans made through lending platforms are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. One or more regulatory authorities may assert that we, when acting as a lender under the platforms, are required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If we were required to comply with additional laws or regulations, it would likely result in increased costs for us and may have an adverse effect on our results or operations or our ability to invest in Marketplace Loans and certain Marketplace Lending Instruments. In addition, although in most cases we are not currently required to hold a license in connection with the acquisition and ownership of Marketplace Loans, certain states require (and other states could in the future take a similar position) that lenders under marketplace lending platforms or holders of Marketplace Loans be licensed. Such a licensing requirement could subject us to a greater level of regulatory oversight by state governments as well as result in additional costs for us. If required but unable to obtain such licenses, we may be forced to cease investing in loans issued to borrowers in the states in which licensing may be required. To the extent required or determined to be necessary or advisable, we intend to obtain such licenses in order to pursue its investment strategy.
Under current law, purchasers/assignees of loans made by insured depository institutions do not need to be licensed under consumer lending license statutes because the assignee is not extending credit after the time the loan is purchased (with the possible exception of certain consumer loans made in a limited number of states). The federal Truth in Lending Act and its implementing regulation, however, make consumer loan assignees liable for certain disclosure violations apparent on the face of the note. Most, but not all, purchase agreements for whole loans require the lender to comply with all applicable laws and provide remedies such as indemnities or repurchase obligations with respect to non-compliant loans. Although we may reduce the risk of our exposure to lender regulation risk through appropriate due diligence procedures, there is no assurance that such procedures, or recourse against platforms, would absolve us from any and all claims.

STRUCTURAL AND MARKET-RELATED RISKS:
Our ability to raise additional capital may be limited.
We may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common Stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred Stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common Stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.
If we raise additional funds by issuing more shares, then the percentage ownership of our Stockholders at that time will decrease, and you may experience dilution.
Additionally, we are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our Stockholders.
We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, NAV, operating results or the value of our shares.
Our investment objective is described in “Investment Objective, Strategies and Policies-Investment Philosophy and Process.” This investment objective may be changed by our Board of Directors if we provide our Stockholders with at least 60 days prior notice. In addition, our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without Stockholder approval. However, our policy of investing at least 80% of our Managed Assets in Marketplace Loans and other Marketplace Lending Instruments may only be changed by the Board of Directors following the provision of 60 days’ prior written notice to the Stockholders. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, NAV, operating results or the value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated at the time of our public offering. Finally, since our shares are not listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment objective, operating policies, investment criteria or strategies.
We will be subject to cyber security risks.

With the increased use of the Internet and because information technology (“IT”) systems and digital data will underlie most of our operations, the Company and the Adviser, transfer agent, Underwriter and other service providers and the vendors of each (collectively “Service Providers”) will be exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Company or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.
Successful cyber-attacks or other cyber-failures or events affecting the Company or our Service Providers may adversely impact us or our Stockholders or cause an investment in the Company to lose value. For instance, such attacks, failures or other events may interfere with the processing of Stockholder transactions, impact our ability to calculate our NAV, cause the release of private Stockholder information or confidential Company information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject us or our Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Company or our Service Providers may also incur significant costs to manage and control Cyber Risk. While the Company and our Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.
Cyber Risk is also present for issuers of securities or other instruments in which we invest, which could result in material adverse consequences for such issuers, and may cause a Company’s investment in such issuers to lose value.
In addition, federal regulators and many federal and state laws and regulations require companies to notify individuals of data security breaches involving their personal data. These mandatory disclosures regarding a security breach are costly to implement and often lead to widespread negative publicity, which may cause borrowers and investors to lose confidence in the effectiveness of our data security measures. Any security breach, whether actual or perceived, would harm our reputation, could result in a loss of borrowers, may cause marketplace lending platforms to decide not to sell consumer loans to us, and could adversely affect our business and operations.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of Service Providers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
We will depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
Our business will be dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.
These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our Stockholders.
The amount of any distributions we may make is uncertain.
Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes.
We intend, subject to change by our Board of Directors, to declare distributions on a quarterly basis and pay distributions on a monthly basis. We will pay these distributions to our Stockholders out of assets legally available for distribution. While our Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as an investment company may limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable investment company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our Stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in you recognizing more gain (or less loss) when your shares are sold. Distributions from the proceeds of our public offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital we ultimately invest in our investments.
Any failure to implement required new or improved internal controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm, may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on our ability to continue the offering.
An investment in our shares, unlike an investment in a traditional listed closed-end fund, may be illiquid.
An investment in our shares, unlike an investment in a traditional listed closed-end fund, may be illiquid. Unlike traditional listed closed-end funds, we have not listed our shares for trading on any securities exchange, and we do not expect any secondary market to develop for our shares unless they are listed on a securities exchange, if at all. Even if a secondary market develops, there can be no assurances that such a market will be efficient. In addition, although we may conduct quarterly repurchase offers of our shares (one Mandatory Repurchase and three Discretionary Repurchases), there is no guarantee that all tendered shares will be accepted for repurchase or that Stockholders will be able to sell all of the shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed. See “Share Repurchase Program.”
An investment in shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, shares will not be redeemable at an investor’s option (other than pursuant to our repurchase policy, as defined below). The NAV of our shares may be volatile. As our shares are not traded, investors may not be able to dispose of their investment in the Company no matter how poorly we perform. We are designed for long-term investors and not as a trading vehicle. Moreover, our shares will not be eligible for “short sale” transactions or other directional hedging products.

Our investments will also be subject to liquidity risk, which exists when particular investments of the Company are difficult to purchase or sell, possibly preventing us from selling such illiquid investments at an advantageous time or price, or possibly requiring us to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
We rely upon our Adviser and key personnel to manage the Company.
We will be subject to management risk because we will be an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Company, but there can be no guarantee that these will produce the desired results. The Adviser’s judgments about the attractiveness, value and potential appreciation of a marketplace lending platform or individual security in which we invest may prove to be incorrect. In addition, the implementation of our investment strategies depends upon the continued contributions of certain key employees of the Adviser, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management teams could have a negative impact on us during the transitional period that would be required for a successor to assume the responsibilities of the position.
Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser. Our Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser. The departure of any of our Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.
Our ability to achieve our investment objective depends on our Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.
Both the Investment Advisory Agreement and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by our Adviser upon 60 days’ notice to us. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace our Adviser or Prospect Administration.
We have no operating history.
We are a non-diversified, closed-end management investment company with no operating history, and are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our shares could decline substantially.
We are subject to non-diversification risk.
We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to maintain our status as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.
We are subject to certain risks as a non-listed closed-end fund.
We are designed for long-term investors and not as a trading vehicle. An investment in our shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, we have not listed our shares for trading on any securities exchange, and we do not expect any secondary market to develop for our shares unless they are listed on a securities exchange. The NAV of our shares may be volatile. As our shares will not be traded, investors may not be able to dispose of their investment in the Company no matter how poorly we perform.

An investment in our shares should not be considered a complete investment program.
The Company is intended for investors seeking income over the long-term, and is not intended to be a short-term trading vehicle. An investment in our shares should not be considered a complete investment program. Each investor should take into account our investment objective and other characteristics, as well as the investor’s other investments, when considering an investment in our shares.
We will be subject to the Sarbanes-Oxley Act and other laws.
We will be subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.
Additionally, we and the Marketplace Loans in which we may invest will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our Stockholders, potentially with retroactive effect. Any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
Changes in the laws or regulations or the interpretations of the laws and regulations that govern registered closed-end management investment companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. Our portfolio companies, if any, will be subject to federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interest as a Stockholder potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter its investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.
We will be subject to affiliated party restrictions.
We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or its affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of an investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. The Adviser has received an exemptive order from the SEC (the “Order”) granting funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, subject to the conditions included therein. We expect that we will be able to rely on the Order as a Future Affiliated Fund (as defined in the Order) to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates.

Our repurchase policy may subject us to additional risks.
Repurchases of shares will reduce the amount of outstanding shares and, thus, our net assets. To the extent that additional shares are not sold, a reduction in our net assets may increase our expense ratio (subject to the Adviser’s reimbursement of expenses) and limit our investment opportunities.
If a repurchase offer is oversubscribed by Stockholders, we will repurchase only a pro rata portion of the shares tendered by each Stockholder. In addition, because of the potential for such proration, Stockholders may tender more shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their shares, increasing the likelihood that other Stockholders may be unable to liquidate all or a given percentage of their investment in the Company. To the extent Stockholders have the ability to sell their shares to the Company pursuant to a repurchase offer, the price at which a Stockholder may sell shares, which will be the NAV per share most recently determined as of the last day of the offer, may be lower than the price that such Stockholder paid for its shares.
We may find it necessary to hold a portion of our net assets in cash or other liquid assets, sell a portion of our portfolio investments or borrow money in order to finance any repurchases of our shares. We may accumulate cash by holding back (i.e., not reinvesting or distributing to Stockholders) payments received in connection with our investments, which could potentially limit our ability to generate income. We also may be required to sell our more liquid, higher quality portfolio investments to purchase shares that are tendered, which may increase risks for remaining Stockholders and increase our expenses. Although most, if not all, of our investments are expected to be illiquid and the secondary market for such investments is likely to be limited, we believe we would be able to find willing purchasers of our investments if such sales were ever necessary to supplement such cash generated by payments received in connection with our investments. However, we may be required to sell such investments during times and at prices when we otherwise would not, which may cause us to lose money. We may also borrow money in order to meet our repurchase obligations. There can be no assurance that we will be able to obtain financing for our repurchase offers. If we borrow to finance repurchases, interest on any such borrowings will negatively affect Stockholders who do not tender their shares in a repurchase offer by increasing our expenses (subject to the Adviser’s reimbursement of expenses) and reducing any net investment income. The purchase of shares by the Company in a repurchase offer may limit our ability to participate in new investment opportunities.
In the event a Stockholder chooses to participate in a repurchase offer, the Stockholder will be required to provide us with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Stockholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Stockholder seeks to sell shares to us as part of a repurchase offer, the Stockholder will be required to do so without knowledge of what the repurchase price of the shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per share prior to the repurchase date. See “Share Repurchase Program” below for additional information on, and the risks associated with, our repurchase policy.
By investing through our Subsidiaries (if any), we will be exposed to the risks associated with the Subsidiaries’ investments (which risks are generally the same as the investment risks described in this Prospectus applicable to the Company).
Subsidiaries will not be registered as investment companies under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. However, we will comply with the applicable requirements of the 1940 Act on a consolidated basis with our Subsidiaries (if any) and each such Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Company. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related matters impacting us and our status as a RIC, could result in the inability of us and/or our Subsidiary to operate as described in this Prospectus and could adversely affect us and our Stockholders.
The Adviser receives a management fee on gross assets, even if the Company is not at all times fully invested.
Since the management fee paid to the Adviser is based on gross assets, the Adviser’s management fee will take into account cash, and cash equivalents and all other assets held by the Company, even if the Company is not at all times fully invested.
RISKS RELATED TO DEBT FINANCING:
We will be subject to risks associated with the use of leverage.
The leverage issued by the Company will have seniority over our shares and may be secured by the assets of the Company. The use of leverage by the Company can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, our shares’ return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to our shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Stockholders including:

•	the likelihood of greater volatility of NAV (and market price) of our shares than a comparable portfolio without leverage;

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the risk that fluctuations in interest rates on leverage, including Borrowings, or in the dividend rates on any preferred stock that we may pay will reduce the return to Stockholders or will result in fluctuations in the dividends paid on our shares;

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the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of our shares than if we were not leveraged (which may result in a greater decline in the market price of our shares); and

•	the investment advisory fee payable to the Adviser will be higher than if we did not use leverage.
There can be no assurances that a leveraging strategy will be successful. We may continue to use leverage if the benefits to the Stockholders of maintaining the leveraged position are believed by the Board of Directors to outweigh any current reduced return.
The funds borrowed pursuant to a leverage/borrowing program (such as a credit line), or obtained through the issuance of preferred stock, constitute a substantial lien and burden by reason of their prior claim against the income of the Company and against the net assets of the Company in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any Borrowings made by the Company under a leverage/borrowing program are senior to the rights of Stockholders and the holders of preferred stock with respect to the payment of dividends or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to our shares or preferred stock, or to purchase shares or preferred stock, unless at the time thereof we meet certain asset coverage requirements and no event of default exists under any leverage program. In addition, we may not be permitted to pay dividends on shares unless all dividends on our preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage/borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Company) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in us being subject to covenants relating to asset coverage and Company composition requirements. Generally, covenants to which we may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. See “Use of Leverage.” We may need to liquidate our investments when it may not be advantageous to do so in order to satisfy such obligations or to meet any asset coverage and segregation requirements (pursuant to the 1940 Act or otherwise). As our portfolio will be substantially illiquid, any such disposition or liquidation could result in substantial losses to the Company.
We also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for preferred stock or other leverage securities issued by the Company. These guidelines may impose asset coverage or Company composition requirements that are more stringent than those imposed by the 1940 Act. While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit Stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.
Our willingness to utilize leverage, and the amount of leverage we will assume, will depend on many factors, including market conditions and interest rates. Successful use of a leveraging strategy may depend on our ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of our shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with our investment objectives and policies.
Changes in interest rates may affect our cost of capital and net investment income.
If we borrow funds to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we may have to purchase or develop such expertise.
Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.
Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters. Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and, in the event dividends become two full years in arrears, would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred Stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.
FEDERAL INCOME TAX RISKS:
We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.
To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

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The annual distribution requirement for a RIC will be satisfied if we distribute to our Stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets and more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt or equity investments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.
RISKS RELATED TO OUR ADVISER AND ITS AFFILIATES:
Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our Stockholders.
Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and our Adviser to earn increased asset management fees. In addition, if we decide to utilize leverage, it will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser. Moreover, as the Company’s management fee is charged on gross assets (without deduction of liabilities), the Adviser has an incentive to cause the Company to incur leverage.
We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
Our Investment Advisory Agreement entitles our Adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults and was structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Our Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.
Our Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.
Our Adviser’s professionals serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our Stockholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management, Prospect Capital Corporation, and their affiliates. Our Adviser and its personnel will devote only as much of its or their time and resources to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.
Furthermore, our Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of our Adviser and its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other clients of our Adviser and its affiliates.

Our incentive fee may induce our Adviser to make speculative investments.
The subordinated incentive fee payable by us to our Adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the subordinated incentive fee payable to our Adviser is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which includes any borrowings for investment purposes, may encourage our Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of a default, which would adversely affect holders of our shares. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns.
The recognition of income in connection with investments that we purchase with original issue discount may result in the payment of an incentive fee to our Adviser without a corresponding receipt of cash income.
In the event we recognize loan interest income in excess of the cash we receive in connection with an investment that we purchase with original issue discount, we may be required to liquidate assets in order to pay a portion of the incentive fee. Our Adviser, however, is not required to reimburse us for the portion of any incentive fees attributable to non-cash income in the event of a subsequent default on such investment and non-payment of such non-cash income.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our Stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations-Taxation as a Regulated Investment Company.”
RISKS RELATED TO AN INVESTMENT IN OUR SHARES:
Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares than anticipated if our Board of Directors determines to increase the offering price to comply with the requirement that we avoid selling shares below NAV per share.
The purchase price at which you purchase shares will be determined at each closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the NAV of our shares. As a result, in the event of an increase to our NAV per share, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price. See “Determination of Net Asset Value.”
Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares if our Board of Directors does not decrease the offering price in the event of a decline to our NAV per share.
The purchase price at which you purchase shares will be determined at each closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the NAV of our shares. In the event of a decrease to our NAV per share, you could pay a premium of more than [ ]% for your shares if our Board of Directors does not decrease the offering price. A non-temporary decline in our NAV per share to an amount more than [ ]% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our Adviser, reasonably and in good faith determines that the decline in NAV per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) NAV per share decreases to more than [ ]% below our current net offering price and (ii) our Board of Directors believes that such decrease in NAV per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new net offering price that is not more than [ ]% above our NAV per share, plus selling commissions, dealer manager fees and organizational and offering expenses. If instead, our Board of Directors determines that the decline in our NAV per share is the result of a temporary movement in the credit markets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the NAV per share of greater than [ ]%. See “Plan of Distribution.”
This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.
This offering is being made on a best efforts basis, whereby the Distributor participating in the offering is only required to use its best efforts to sell our shares and has no firm commitment or obligation to purchase any of our shares. Even though we expect to satisfy the minimum size of our offering necessary for us to release funds from the escrow account and to utilize additional subscription funds, such amounts may not be sufficient for us to purchase a relatively diversified portfolio of investments. If we are not able to raise additional funds, the opportunity to make a broad range of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.
The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.
The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future, if ever. This offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. Our Board of Directors, in the exercise of its fiduciary duty to our Stockholders, may determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such an event is in the best interests of our Stockholders. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our Board of Directors in which our Stockholders will receive cash or shares of a publicly traded company. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for investors to achieve liquidity, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program. Also, if you invest through a fee-based program, also known as a wrap account, of an investment dealer, your liquidity may be further restricted by the terms and conditions of such program, which may limit your ability to request the repurchase of your shares that are held in such account. However, the completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require Stockholder approval, and there can be no assurance that we will complete a liquidity event at all. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to our share repurchase program.
We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.
Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.
Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.
Potential investors will not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue [ ] shares. Pursuant to our charter (as it may be amended prior to the offering of our shares), a majority of our entire Board of Directors may amend our charter to increase the number of authorized shares without Stockholder approval. After an investor purchases shares, our Board of Directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or investment personnel of our Adviser. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

We intend to enter into a royalty-free license to use the name “Prospect Marketplace Lending Corporation”, which may be terminated if our Adviser is no longer our investment adviser.
We intend to enter into a license agreement with Prospect Capital Investment Management, LLC, an affiliate of Prospect Capital Management, pursuant to which Prospect Capital Investment Management will agree to grant us a non-exclusive, royalty free license to use the name “Prospect Marketplace.” Under this agreement, we will have a right to use the Prospect Marketplace name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the Prospect Marketplace name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.
OTHER INVESTMENT-RELATED RISKS:
We may invest in additional types of debt securities, which involve additional risks.
Debt securities are subject to various risks, including:

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Credit Risk. Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Company may invest in securities that are rated below investment grade or in unrated securities of comparable quality, the Company is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities; thus, these investments are more speculative in nature.

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Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of our investment in that issuer.

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Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Currently, interest rates are at or near historical lows and, as a result, they are likely to rise over time. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in our NAV. Since the magnitude of these fluctuations will generally be greater at times when our average maturity is longer, under certain market conditions we may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

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Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Company or at prices approximating the value at which we are carrying the securities on our books.

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Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in our income and distributions to Stockholders. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to redeem the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If we bought a security at a premium, the premium could be lost in the event of a prepayment.

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Reinvestment Risk. Reinvestment risk is the risk that income from our portfolio will decline if we invest the proceeds from matured, traded or called bonds at market interest rates that are below our portfolio’s current earnings rate. A decline in income could affect the shares’ market price or our overall return.

We may invest in distressed and defaulted instruments, which present a substantial risk of default or may be in default at the time of investment
We may invest in distressed instruments. Investments in the instruments of financially distressed issuers involve substantial risks. These instruments may present a substantial risk of default or may be in default at the time of investment. We may incur additional expenses to the extent we are required to seek recovery upon a default in the payment of principal or interest on our portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, we may lose our entire investment or may be required to accept cash or securities with a value substantially less than our original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its instruments may prove to be wrong.
Other risks involved with distressed instruments include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies. With distressed investing, there may be a time lag between when we make an investment and when we realize the value of the investment. In addition, we may incur legal and other monitoring costs in protecting the value of our claims.
We may invest in equity securities, which may be more volatile than other investments.
The value of a particular equity security in which we may invest may decrease. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity. Equity securities tend to be more volatile than bonds and money market instruments. Common stocks are subordinate to preferred stocks in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.
We may be exposed to additional risks to the extent we invest in senior loans, including corporate loans.
There is less readily available and reliable information about most senior loans than is the case for many other types of instruments, including listed securities. Senior loans are not listed on any national securities exchange or automated quotation system and as such, many senior loans are illiquid, meaning that the Company may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain senior loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Company’s NAV and difficulty in valuing the Company’s portfolio of senior loans. Although the Adviser believes that the Company’s investments in adjustable rate senior loans could limit fluctuations in the Company’s NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such senior loans and result in fluctuations in the Company’s NAV and difficulty in valuing the Company’s portfolio of senior loans.
Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan will result in a reduction of income to the Company, a reduction in the value of the senior loan and a potential decrease in the Company’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Adviser relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Company is particularly dependent on the analytical abilities of the Adviser.
We may be exposed to additional risks to the extent we invest in exchange-traded notes
We may invest in exchange-traded notes (“ETNs”), which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs typically mature 30 years from the date of issue. There may be restrictions on our right to liquidate our investment in an ETN prior to maturity (for example, we may only be able to offer our ETN for repurchase by the issuer on a weekly basis), and there may be limited availability of a secondary market.

We may be exposed to additional risks to the extent we invest in investment companies, such as exchange- traded funds (“ETFs”).
We will incur higher and additional expenses when we invest in other investment companies such as ETFs. There is also the risk that we may suffer losses due to the investment practices or operations of such other investment companies. To the extent that we invest in one or more investment companies that concentrate in a particular industry, we would be vulnerable to factors affecting that industry and the performance of such investment companies, and that of the Company, may be more volatile than investment companies that do not concentrate in a particular industry.
The investment companies in which we may invest are not subject to our investment policies and restrictions. We generally receive information regarding the portfolio holdings of the investment companies in which we invest only when that information is made available to the public. We cannot dictate how these companies invest their assets. The investment companies in which we may invest may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this Prospectus.
The ETFs (and other index funds) in which we may invest may not be able to replicate exactly the performance of the indices they track due to transactions costs and other expenses of the ETFs. ETFs may not be able to match or outperform their benchmarks.
We may be restricted by provisions of the 1940 Act that generally limit the amount we and our affiliates can invest in any one investment company to 3% of such company’s outstanding voting stock. As a result, we may hold a smaller position in an investment company than if we were not subject to this restriction. In addition, to comply with provisions of the 1940 Act, in any matter upon which the Stockholders of the investment companies in which we invest are solicited to vote, the Adviser may be required to vote its shares in such companies in the same proportion as shares held by other stockholders of the those companies. However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, we are permitted to invest in certain ETFs in excess of the limits set forth in the 1940 Act subject to the terms and conditions set forth in such exemptive orders.
Our investments in restricted instruments may expose us to additional risks.
Investments in restricted instruments, including Marketplace Lending Instruments and securities that have not been registered under the Securities Act and are subject to restrictions on resale, could have the effect of increasing the amount of our assets invested in illiquid investments if eligible investors are unwilling to purchase these instruments. Restricted instruments may be difficult to dispose of at the price at which we value the instruments and at the times when we believe it is desirable to do so. The market price of illiquid and restricted instruments generally is more volatile than that of more liquid instruments, which may adversely affect the price that we recover upon the sale of such instruments. Illiquid and restricted instruments are also more difficult to value, especially in challenging markets. Investment of our assets in illiquid and restricted instruments may restrict our ability to take advantage of market opportunities. The risks associated with illiquid and restricted instruments may be particularly acute in situations in which our operations require cash (such as in connection with share repurchases) and could result in us borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted instruments. In order to dispose of an unregistered instrument, we, where we have contractual rights to do so, may have to cause such instrument to be registered. A considerable period may elapse between the time the decision is made to sell the instrument and the time the instrument is registered, therefore enabling us to sell it. Contractual restrictions on the resale of instruments vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the instruments. In either case, we would bear market risks during that period.
We may be exposed to additional risks associated with derivative investments.
We may engage in derivative transactions in which we may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments.
To the extent we engage in derivative transactions, we may engage in these derivative transactions to gain investment exposures, hedge our positions or for cash management purposes..
Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including Rule 144A eligible securities. Derivatives could result in Company losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Company’s derivatives strategy may not be successful and could result in substantial, potentially unlimited, losses to the Company regardless of the Company’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Company. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, and interest rate risk, while exposing the Company to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk. More detail on particular derivatives that may be utilized is discussed below.
A futures contract is an exchange-traded derivative transaction between two parties in which a buyer agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller. Futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Company may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Company may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Company, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Company’s NAV. Futures contracts can increase the Company’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, and interest rate risk, while also exposing the Company to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Swaps are derivatives, whereby in a typical swap transaction, two parties agree to exchange an amount equal to the return, based upon an agreed-upon notional value, earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Company losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Company. The Company may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Company’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, and interest rate risk, while also exposing the Company to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. By investing in options, the Company is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Company’s losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Company may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Company’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, and interest rate risk, while also exposing the Company to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

INVESTOR SUITABILITY
An investment in the Company involves substantial risks and may not be suitable for all investors. You may lose money or your entire investment in us. An investment in us is suitable only for investors who can bear the risks associated with the limited liquidity of our shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisers should (i) consider the suitability of an investment in our shares with respect to the investor’s investment objectives and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs. We should be considered an illiquid investment. Investors will not be able to redeem shares on a daily basis because we are a closed-end fund. Our shares are not traded on an active market and there is currently no secondary market for our shares, nor do we expect a secondary market for its shares to exist in the future unless our shares are listed on a securities exchange, if at all.

MANAGEMENT
Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our Board of Directors. The responsibilities of our Board of Directors will include, among others, the oversight of our investment activities, the oversight of the valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Directors will have an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. Each director will serve until his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed by the Board, or for cause by the Stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors.
Any vacancy on our Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on our Board of Directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.
Board of Directors and Executive Officers
Our Board of Directors will consist of five members, three of whom will not be “interested persons” of us or our Adviser as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers.
Directors
Information regarding our Board of Directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o Prospect Marketplace Lending Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Interested Directors
The following directors are “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
John F. Barry III, 64	Director, Chairman of the Board of Directors, and Chief Executive Officer	[ ]	Chairman and Chief Executive Officer of Prospect Capital Corporation; Managing Director of Prospect Capital Management and Prospect Administration since June 2004	Two	Prospect Capital Corporation since 2004
M. Grier Eliasek, 43	Director, President and Chief Operating Officer	[ ]
President and Chief Operating Officer of the Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration, President and CEO of Priority Income Fund, Inc., President and COO of Priority Senior Secured Income Management, LLC, President and CEO of Pathway Energy Infrastructure Fund, Inc., President and COO of Pathway Energy Infrastructure Management, LLC.
				Four	Prospect Capital Corporation since 2004, Priority Income Fund, Inc. since July 31, 2012, Pathway Energy Infrastructure Fund, Inc. since February 19, 2013

Independent Directors
The following directors are not “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years

Director Qualifications
Our Board of Directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow our Board of Directors to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by our Board of Directors.
John F. Barry III
The Board of Directors benefits from Mr. Barry’s more than 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on various boards of directors. In addition to overseeing the Company and Prospect Capital Corporation, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co. The Board of Directors also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers. Prior to Davis Polk & Wardwell, Mr. Barry clerked for Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit. Mr. Barry’s service as Chairman and Chief Executive Officer of the Company, as Chairman and Chief Executive Officer of Prospect Capital Corporation and as a Managing Director of Prospect Capital Management and Prospect Administration provides him with a continuously updated understanding of investment companies, their operations, and the business and regulatory issues facing the Company. Mr. Barry received his J.D. from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts from Princeton University, where he was a University Scholar.
M. Grier Eliasek
Mr. Eliasek brings to the Board of Directors business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company, President and Chief Operating Officer of Prospect Capital Corporation, Director, Chairman of the Board of Directors, Chief Executive Officer and President of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., President and Chief Operating Officer of Priority Senior Secured Income Management, LLC and Pathway Energy Infrastructure Management, LLC and a Managing Director of Prospect Capital Management and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. The Board of Directors also benefits from Mr. Eliasek’s experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain & Company, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek’s longstanding service as Director, President and Chief Operating Officer of Prospect Capital Corporation, as Director, Chairman of the Board of Directors, Chief Executive Officer and President of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., President and Chief Operating Officer of Priority Senior Secured Income Management, LLC and Pathway Energy Infrastructure Management, LLC and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of investment company operations, and the business and regulatory issues facing the Company. Mr. Eliasek received his MBA from Harvard Business

School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.
Information about Executive Officers Who are Not Directors

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian H. Oswald, 55	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	[ ]
Mr. Oswald is the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Prospect Capital Corporation and a Managing Director of Prospect Administration since November 2008. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser, Priority Income Fund, Inc., Priority Senior Secured Income Management, LLC, Pathway Energy Infrastructure Management, Pathway Energy Infrastructure Fund, and a Managing Director of Prospect Administration.

Brian H. Oswald
Mr. Oswald has served as our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since Inception. Mr. Oswald also currently serves as the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser and as a Managing Director of our Administrator, concentrating on portfolio management, strategic and growth initiatives and other management functions. In addition, he serves as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Prospect Capital Corporation, Priority Income Fund, Inc., Priority Senior Secured Income Management, LLC, Pathway Energy Infrastructure Management, LLC and Pathway Energy Infrastructure Fund, Inc. Mr. Oswald joined Prospect Capital Corporation and Prospect Administration in 2008. Prior to joining Prospect Capital Corporation and Prospect Administration, Mr. Oswald spent two years with the Structured Finance Division of GSC Group, most recently as Managing Director of Finance. From 1997 to 2003, Mr. Oswald was the Chief Accounting Officer at Capital Trust, Inc., a self-managed finance and investment management REIT which specializes in credit‑sensitive structured financial products. In 2003, he was elevated to Managing Director and Chief Financial Officer of Capital Trust, a position he held until 2005. During his tenure with Capital Trust, the company completed its public offering, which recapitalized the company and raised three private equity funds. From 1996 to 1997, Mr. Oswald served as the Corporate Controller for Magic Solutions, Inc., an international computer software company and led the expansion and surveillance of three international sites. He was the Director of Financial Reporting and Subsidiary Accounting for River Bank America from 1995 to 1996 and assisted in raising new capital for the bank. From 1992 to 1994, he was the Executive Vice President and President of Gloversville Federal Savings and Loan Association. Mr. Oswald began his career in 1982 at KPMG Peat Marwick where he held various positions over his ten-year tenure, finishing as a senior manager in the financial institutions group. Mr. Oswald holds a BA from Moravian College and is a licensed Certified Public Accountant in the States of New York and Pennsylvania. He is also a Certified Management Accountant.
The address for our executive officers is c/o Prospect Marketplace Lending Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Director Independence
We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
A director shall be considered to be independent if he or she is not an “interested person” of us, as defined in Section 2(a)(19) of the 1940 Act.
Our Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and Stockholder, with the exception of Mr. Barry, as a result of his position as Chairman of the Board of Directors and Chief Executive Officer of us and Managing Director of our Adviser, and his executive positions at certain affiliates of our Adviser and Mr. Eliasek, as a result of his position as President and Chief Operating Officer of us and Managing Director of our Adviser, and his executive positions at certain affiliates of our Adviser.

Board Leadership Structure
Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and our services and expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and executive officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and to perform such other duties as may be assigned to him by our Board of Directors. We do not have a fixed policy as to whether the Chairman of our Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of us and our Stockholders at such times.
Presently, Mr. Barry serves as the Chairman of our Board of Directors. Mr. Barry is an “interested person” of us as described above. We believe that Mr. Barry’s history with us and the Adviser, familiarity with our investment platform, and extensive knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Barry’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, helping these groups act with a common purpose.
We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board’s Role in Risk Oversight
Our Board of Directors will perform its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” our audit committee and our nominating and corporate governance committee will assist our Board of Directors in fulfilling its risk oversight responsibilities. Our audit committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments, overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. Our nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our Stockholders, developing and recommending to our Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management.
Our Board of Directors will also perform its risk oversight responsibilities with the assistance of our chief compliance officer. Our Board of Directors will annually review a written report from our chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. Our chief compliance officer’s annual report will address at a minimum (i) the operation of our compliance policies and procedures and our service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of our chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, our chief compliance officer will meet separately in executive session with the independent directors at least annually, and when requested by the independent directors.
We believe that our Board of Directors’ role in risk oversight will be effective and appropriate given the extensive regulation to which we will be subject as a registered closed-end management investment company. As a registered closed-end management investment company, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness will be limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness and we will be limited in our ability to invest in any company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of our Board of Directors
Our Board of Directors will have the following committees:
Audit Committee
Our audit committee will be responsible for establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments; selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants; approving professional services provided by our independent accountants (including compensation therefore); reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of our audit committee are [ ], all of whom are independent. [ ] serves as the Chairman of our audit committee and our Board of Directors has determined that [ ] is an “audit committee financial expert” as defined under SEC rules.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee will select and nominate directors for election by our Stockholders, will select nominees to fill vacancies on our Board of Directors or a committee thereof, will develop and recommend to our Board of Directors a set of corporate governance principles and will oversee the evaluation of our Board of Directors and our management. The committee is composed of [ ]. [ ] serves as Chairman of our nominating and corporate governance committee.
Our nominating and corporate governance committee does not currently have a written policy with regard to nominees recommended by our Stockholders. The absence of such a policy does not mean, however, that a Stockholder recommendation will not be considered if one is received.
Our nominating and corporate governance committee will consider qualified director nominees recommended by Stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a Stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our shares owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our Stockholders.
In evaluating director nominees, the members of our nominating and corporate governance committee consider the following factors:

•	the appropriate size and composition of our Board of Directors;

•	whether or not the person is an “interested person” with respect to us as defined in Section 2(a)(19) of the 1940 Act;

•	our needs with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of our business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.
Our nominating and corporate governance committee’s goal is to assemble a Board of Directors that brings to us a variety of perspectives and skills derived from high quality business and professional experience.
Other than the foregoing there are no stated minimum criteria for director nominees, although the members of our nominating and corporate governance committee may consider such other factors as they may deem are in the best interests of us and our Stockholders. Our nominating and corporate governance committee also believes it appropriate for certain key members of our management to participate as members of our Board of Directors.
The members of our nominating and corporate governance committee identify nominees by first evaluating the current members of our Board of Directors willing to continue in service. If any member of our Board of Directors does not wish to continue in service or if our Board of Directors decides not to re-nominate a member for re-election, the independent members of our Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire

Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. Our Board of Directors and our nominating and corporate governance committee has not engaged any third parties to identify or evaluate or assist in identifying potential nominees, although each reserves the right in the future to retain a third party search firm, if necessary.
Our nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, our nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. Our nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. Our nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with our nominating and corporate governance committee’s goal of creating a Board of Directors that best serves our needs and the interest of our Stockholders.
Compensation of Directors
Our directors who do not also serve in an executive officer capacity for us or our Adviser will be entitled to receive annual cash retainer fees, determined based on our NAV as of the end of each fiscal quarter. These directors are [ ]. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$—
$100 million - $300 million	[ ]
$300 million - $500 million	[ ]
$500 million - $1 billion	[ ]
>$1 billion	[ ]
We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.
Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business will be provided by individuals who are employees of Prospect Capital Management or Prospect Administration or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we will reimburse Prospect Administration for our allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement.
The Investment Advisory Agreement will provide that our Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Adviser or such other person, and our Adviser and such other person shall be held harmless for any loss or liability suffered by us, if (i) our Adviser has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) our Adviser or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by our Adviser or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold our Adviser or such other person harmless is only recoverable out of our net assets and not from our Stockholders.
Control Persons
Following the completion of this offering, the share ownership position in us of our Adviser is expected to represent less than 1% of our outstanding common stock.

PORTFOLIO MANAGEMENT
The management of our investment portfolio is the responsibility of our Adviser and its professionals, which currently includes John F. Barry III, Managing Director of our Adviser and our Chairman of the Board of Directors and Chief Executive Officer, M. Grier Eliasek, Managing Director of our Adviser and our Chief Operating Officer and President, and Brian H. Oswald, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as Christopher A. Johnson, Scott Ramsey, John Kneisley, Edward Shuman, Joseph H. Roth, Nick McClelland and Jessica Cheng. For more information regarding the business experience of Messrs. Barry, Eliasek and Oswald, see “Management—Board of Directors and Executive Officers,” and of Christopher A. Johnson, Scott Ramsey, John Kneisley, Edward Shuman, Joseph H. Roth, Nick McClelland and Jessica Cheng, see “—Investment Personnel” below. For information regarding our shares owned by our Adviser’s professionals, see “Control Persons and Principal Stockholders” in the SAI. Our Adviser’s professionals are not be employed by us, and will receive no compensation from us in connection with their portfolio management activities.
Investment Personnel
Messrs. Barry, Eliasek and Oswald are assisted by Christopher A. Johnson, Scott Ramsey, John Kneisley, Edward Shuman, Joseph H. Roth, Nick McClelland and Jessica Cheng who serve as Managing Director, Managing Director, Managing Director, Vice President, Vice President, Senior Associate and Senior Associate, respectively, for our Adviser.
Information regarding Christopher A. Johnson, Scott Ramsey, John Kneisley, Edward Shuman, Joseph H. Roth, Nick McClelland and Jessica Cheng is set forth below.
Christopher A. Johnson is a Managing Director at our Adviser and has 32 years of finance industry experience. Mr. Johnson is responsible for the online lending investment initiatives of our Adviser. Prior to joining our Adviser, Mr. Johnson was the Vice Chairman of Berenson & Company, where he was a senior investment banker. Prior to joining Berenson in August, 2010, Mr. Johnson spent nine years at Deutsche Bank Securities in various roles, including Head of the Restructuring Advisory Group, Co-head of Global Media Investment Banking, Co-head of Telecom Americas Coverage and Chief Operating Officer for Deutsche Bank's Global TMT Operating Committee. Mr. Johnson started at Deutsche Bank in December 2001, after working at Merrill Lynch for fifteen years, most recently as Co-head and Chairman of the Global Leveraged Finance Group. Mr. Johnson has a MBA from the Darden Graduate School of Business Administration, University of Virginia, and a B.S. (cum laude) from Washington and Lee University. At the Darden School, he received the William Michael Shermet award for academic excellence. Prior to receiving his MBA, Mr. Johnson served as a Lieutenant (USN) on the USS Finback (SSN-670).
Scott Ramsey is a Managing Director of our Adviser and has 25 years of real estate and finance industry experience. Mr. Ramsey is involved in originating, executing, and managing investments across our Adviser’s real estate platform. Prior to joining our Adviser, Mr. Ramsey was a private real estate investor and, before that, a Managing Director at Credit Suisse Securities LLC, in their real estate investment banking group. Prior to joining Credit Suisse in February 2002, Mr. Ramsey spent seven years at Cohen & Steers Capital Management, a leading REIT investment management firm. Mr. Ramsey spent one year in their financial advisory group, Cohen & Steers Capital Advisors, and six years at Cohen & Steers Capital Management, as a REIT research analyst and member of the firm’s investment committee. Mr. Ramsey started his real estate career at Development Design Group, an architectural design and development consulting firm, in August 1988. In his career, he has completed over $16 billion in M&A transactions and over $9 billion of public and private debt and equity financings. Mr. Ramsey has an MBA from the Columbia University’s Graduate School of Business and a B Arch. from Cornell University. Mr. Ramsey is a licensed architect.
John Kneisley is a Managing Director and has 25 years of financial industry experience.  Mr. Kneisley is involved in investment approval, portfolio management, strategic and growth initiatives, and other management functions.  From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund with over $9 billion of assets under management.  At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of private debt investments and certain control investments.   He also managed Silver Point’s five CLOs.  From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing leveraged loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients.   Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.
Joseph H. Roth is a Vice President of our Adviser with eight years of finance industry experience. Mr. Roth is responsible for originating, executing and managing investments across a variety of industries. Prior to joining our Adviser, Mr. Roth was an Associate at Solaia Capital Advisors, where he worked on investments in the financial services industry. Mr. Roth worked as an investment banking associate at Citadel Securities, where he advised on M&A transactions and securities issuances for corporate clients. Mr. Roth began his career as an Analyst at Rothschild, where he worked on M&A and restructuring advisory for domestic and international clients. Mr. Roth holds a BBA from the Stephen M. Ross School of Business at the University of Michigan.
Edward Shuman is a Vice President, focusing on select portfolio companies as well as originating, evaluating, and managing new investments.  Previously Mr. Shuman was at Yale University where he performed atomic physics research.  Mr. Shuman earned his PhD in Physics and his BA in Economics from the University of Virginia.

Jessica Cheng is a Senior Associate and has worked in the accounting and finance industry since 2005. Ms. Cheng is responsible for originating, executing and managing investments across a variety of industries. Prior to her current investment role, Ms. Cheng was a Senior Associate in the finance group at our Adviser, where she was responsible for managing the firm’s liquidity and funding activities, as well as servicing the credit facility and its collateral base. Ms. Cheng began her career in the assurance group at KPMG LLP, where she worked on the financial statement audits of asset management firms and registered investment companies. Ms. Cheng holds a BS in Accounting and a BA in Music Performance from Binghamton University, and an MBA in Finance from the Saïd Business School at the University of Oxford in the U.K.

Nick McClelland is a Senior Associate and has eight years of finance industry experience. Mr. McClelland is responsible for sourcing, executing, and managing private debt and private equity investments in a variety of industries. Previously, Mr. McClelland worked as an investment professional at the private equity firm Stone Goff Partners, where he was responsible for sourcing, analyzing and executing middle market buyouts in the United States. Previously, he worked as an Investment Banking Associate within the Leveraged Finance department at J.P. Morgan. Mr. McClelland began his career as an Analyst in the Mergers and Acquisitions department at Duff & Phelps and as an Analyst on the Treasury Desk at Brown Brothers Harriman. Mr. McClelland holds an MBA from New York University’s Stern School of Business and a BA in Economics from Roanoke College.

INVESTMENT ADVISORY AGREEMENT
Overview of Our Adviser
Management Services and Responsibilities
Prospect Capital Management L.P. has registered as an investment adviser under the Advisers Act and will serve as our investment adviser pursuant to the Investment Advisory Agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our Adviser will oversee our day-to-day operations and will provide us with investment advisory services. Under the terms of the Investment Advisory Agreement, our Adviser:

•	will determine the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	will determine what securities we will purchase, retain or sell;

•	will identify, evaluate, negotiate and structure the investments we intend to make; and

•	will execute, monitor and service the investments we intend to make.
Our Adviser’s services under the Investment Advisory Agreement may not be exclusive, and our Adviser will be free to furnish similar services to other entities so long as its services to us are not impaired.
Advisory Fees
We will pay our Adviser a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to our Adviser and any incentive fees it earns will ultimately be borne by our Stockholders.
Base Management Fee. The base management fee will be payable quarterly in arrears and will be calculated at an annual rate of [ ]% of the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. The base management fee includes payments under the Administration Agreement based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. The base management fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as our Adviser shall determine. The base management fee for any partial month or quarter will be appropriately prorated.
Incentive Fee. We will pay the Adviser an income incentive fee, which is calculated and payable quarterly in arrears. The income incentive fee equals [ ]% of our "pre-incentive fee net income" for the immediately preceding quarter, subject to a "hurdle" of [ ]% of our net assets ([ ]% annualized) and a "catch up" feature. Pre-incentive fee net income means U.S. GAAP net increase in net assets resulting from operations, before the incentive fee, excluding the effect of net change in unrealized appreciation (depreciation).
The incentive fee includes a "catch-up" provision which requires us to pay [ ]% of our pre-incentive fee net income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than [ ]% of the quarterly hurdle rate in any calendar quarter ([ ]% annualized assuming an annualized hurdle rate of [ ]%). The catch-up provision is meant to provide our Adviser with [ ]% of our pre-incentive fee net income as if a hurdle rate did not apply when our pre-incentive fee net income exceeds [ ]% of the quarterly hurdle rate in any calendar quarter (10.00% annualized assuming an annualized hurdle rate of [ ]%).
Payment of Our Expenses
Our primary operating expenses will be the payment of advisory fees and other expenses under the Investment Advisory Agreement and Administration Agreement and other expenses necessary for our operations. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our shares, subject to limitations included in the Investment Advisory Agreement;

•	the cost of calculating our NAV, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	investment advisory fees and other expenses under the Investment Advisory Agreement, including routine non-compensation overhead expenses of our Adviser;

•
fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	loan servicing costs;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, and costs related to listing our securities on any securities exchange;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, Stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with accounting, independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal securities laws, including compliance with the Sarbanes-Oxley Act;

•	interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance the Fund’s investments;

•	brokerage commissions for the purchase and sale of our investments; and

•
all other expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement.

Duration and Termination
Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was executed and will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory Agreement, as well as approval by a majority of our directors who are not interested persons.
The Investment Advisory Agreement provides that we may terminate the agreement without penalty upon 60 days written notice to our Adviser. If our Adviser wishes to voluntarily terminate the Investment Advisory Agreement, it must give Stockholders a minimum of 60 days’ notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities. The Investment Advisory Agreement also terminates in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.
Without the vote of a majority of our outstanding voting securities, our Investment Advisory Agreement may not be amended in a manner economically material to our Stockholders. In addition, should we or our Adviser elect to terminate the Investment Advisory Agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding shares, except in limited circumstances where a temporary adviser may be appointed without Stockholder consent, consistent with the 1940 Act for a time period not to exceed 150 days following the date on which the previous contract terminates.
A discussion regarding the basis for the Board of Directors approval of the Company’s Investment Advisory Agreement will be available in the Company’s first annual or semi-annual report to Stockholders following commencement of operations.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of its services under the Investment Advisory Agreement or otherwise as our investment adviser.

Organization of Our Adviser
Our Adviser is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act. The principal address of our Adviser is Prospect Capital Management L.P., 10 East 40th Street, 42nd Floor, New York, New York 10016.

ADMINISTRATION AGREEMENT
We have also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel. Under the Administration Agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our Stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our NAV, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our Stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. After identifying those whole and partial portions of its internal and external costs and expenses incurred by Prospect Administration to provide administrative services to us (e.g., personnel (compensation and overhead), infrastructure, vendors, etc.) and that are reimbursable under the Administration Agreement, Prospect Administration allocates to us all such costs and expenses not previously reimbursed to Prospect Administration by us. Our payments to Prospect Administration for these allocated costs and expenses are periodically reviewed by our Board of Directors, which oversees the allocation of the foregoing costs and expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is an affiliate of Prospect Capital Management and our Adviser.
Indemnification
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as our administrator.

DISTRIBUTION REINVESTMENT PLAN
We expect to adopt a dividend reinvestment plan that provides for reinvestment of our dividends or distributions on behalf of our Stockholders, unless a Stockholder elects to receive cash as provided below. As a result, when our Board of Directors authorizes, and we declare, a cash dividend or distribution, then our Stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends or distributions.
No action will be required on the part of a registered Stockholder to have their cash dividend or distribution reinvested in shares of our common stock. A registered Stockholder may elect to receive an entire dividend or distribution in cash by notifying the plan administrator and our transfer agent, in writing so that such notice is received by the plan administrator no later than the record date for dividends to Stockholders. The plan administrator will set up a dividend reinvestment account for shares acquired pursuant to the plan for each Stockholder who has not so elected to receive dividends and distributions in cash or who has enrolled in the plan as described herein (each, a “Participant”). The plan administrator will hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee. Upon request by a Participant to terminate their participation in the plan, received in writing, via the internet or the plan administrator’s toll free number no later than three business days prior to a dividend or distribution payment date, such dividend or distribution will be paid out in cash and not be reinvested. If such request is received fewer than three business days prior to a dividend or distribution payment date, such dividend or distribution will be reinvested but all subsequent dividends and distributions will be paid to the Stockholder in cash. Upon such termination of the Participant’s participation in the plan, all whole shares owned by the Participant will be issued to the Participant and a check will be issued to the Participant for the proceeds of fractional shares less a transaction fee of $[ ] to be deducted from such proceeds. Those Stockholders whose shares are held by a broker or other financial intermediary may receive dividends or distributions in cash by notifying their broker or other financial intermediary of their election.
There will be no brokerage charges or other charges to Stockholders who participate in reinvestment of dividends or distributions under the plan. The plan administrator’s fees under the plan will be paid by us.
Stockholders who receive dividends or distributions in the form of stock will be subject to the same U.S. federal, state and local tax consequences as are Stockholders who elect to receive their dividends or distributions in cash. A Stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or distribution from us will be equal to the total dollar amount of the dividend or distribution payable to the Stockholder. Any stock received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account (as defined below).

DETERMINATION OF NET ASSET VALUE
Each Class A share is expected to be, and each Class T share will be, offered at NAV plus the applicable sales load while Class I shares are expected to be offered at NAV. NAV per share is determined each business day.  NAV per share is calculated by dividing the value of all of the securities and other assets of the Company, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of shares outstanding.
In determining the NAV of the shares, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. With respect to investments in Marketplace Lending Instruments, the Company will generally utilize prices provided by [ ], subject to review by the Board of Directors or its designee. In pricing certain instruments, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by the Adviser.
With respect to the Company’s investment in private investment funds, the Company intends to use valuations prepared by the investment funds, following due diligence satisfactory to the Adviser that the valuation methodologies employed by such funds are generally consistent with the valuation principles employed by the Company.
If a price cannot be obtained from a pricing service or other pre-approved source, or if the Adviser deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Company’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Directors or persons acting at its direction. The Adviser may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. See “Risks-Structural and Market-Related Risks.”
The Board of Directors has adopted valuation policies and procedures for the Company and has delegated the day-to-day responsibility for fair value determinations to the Adviser. The Adviser’s valuation committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board of Directors) has the day-to-day responsibility for overseeing the implementation of the Company’s valuation policies and procedures and fair value determinations (subject to review and ratification by the Board of Directors). Pursuant to the Company’s valuation policies and procedures as adopted by the Board of Directors, the Company’s holdings in Marketplace Lending Instruments are fair valued in accordance with such policies and procedures based on evaluated prices provided by a third-party pricing service, [ ], and affirmed by the Committee. All fair value determinations are subject to review and ratification by the Board of Directors.
The Company accounts for loans at the individual loan level for valuation purposes, and loans are fair valued using inputs that take into account borrower-level data that is updated as often as the NAV of Company shares is calculated to reflect new information regarding the borrower or loan. Such borrower-level data will include the borrower’s payment history, including the payment, principal and interest amounts of each loan and the current status of each loan, which will allow the Adviser to determine, among other things, the historical prepayment rate, charge-off rate, delinquency and performance with respect to such borrower/loan. In addition, borrower-level data may include the following to the extent applicable and available: updated FICO scores of the borrower of a consumer loan or the guarantor of the borrower of an SME loan, the borrower’s debt-to-income ratio and employment status (in the case of consumer loans) and financial statements, tax returns and sales data (in the case of SME loans).
The Company will limit its investments in Marketplace Loans to loans originated by platforms that will provide the Company with a written commitment to deliver or cause to be delivered individual loan-level data on an ongoing basis throughout the life of each individual loan that is updated periodically as often as the NAV of Company shares is calculated to reflect new information regarding the borrower or loan.
The Company will not invest in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Marketplace Loan data provided by such platforms relevant to determining the existence and valuation of such Marketplace Loans and utilized in the accounting of the loans.

DISTRIBUTIONS
Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. From time to time, we may also pay interim special distributions in cash or in our shares at the discretion of our Board of Directors. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment. Each year a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our Stockholders. See “Material U.S. Federal Income Tax Considerations.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.
We intend to make our ordinary distributions in additional shares, unless Stockholders have opted out of our distribution reinvestment plan, in which case distributions will be made in cash. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. Stockholder (as defined below). If Stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares. See “Distribution Reinvestment Plan.”
The timing and amount of any future distributions to Stockholders are subject to applicable legal restrictions and the sole discretion of our Board of Directors.
To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We may make interim special distributions to meet our RIC distribution requirements. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” in the SAI and “Material U.S. Federal Income Tax Considerations.”

DESCRIPTION OF THE SHARES
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not intended to be complete and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.
Stock
Our authorized stock consists of 50,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock. There is currently no market for our shares, and we do not expect that a market for our shares will develop in the foreseeable future, if ever. No shares have been authorized for issuance under any equity compensation plans. Under Maryland law, our Stockholders generally will not be personally liable for our debts or obligations.
Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining Stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that our Board of Directors, without any action by our Stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. The Company will not issue share certificates.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion, redemption or appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of Stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
The Company intends to offer three different classes of shares: Class A, Class T and Class I shares. The Company has applied for exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges as applicable. Until such exemptive relief is granted, the Company will only offer Class T shares, and upon receiving the exemptive relief, the Company will also offer Class A and Class I shares. An investment in any share class of the Company represents an investment in the same assets of the Company. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each share class are different. These differences are set forth below and in the “Summary of Company Expenses.”
Class A Shares
Class A shares are expected to be sold at the prevailing NAV per Class A share plus the applicable sales load (which may be reduced as described below); however, the following are additional features that should be taken into account when purchasing Class A shares:
•a minimum initial investment of $[ ] for regular accounts and $[ ] for retirement plan accounts, and a minimum subsequent investment of (i) $[ ] under the Company’s automatic investment program and (ii) $[ ] if not made pursuant to the automatic investment program;
•a monthly shareholder servicing fee at an annual rate of up to [ ]% of the average daily net assets of the Company attributable to Class A shares; and
Class A shares are not subject to a Distribution Fee or early withdrawal charges. The price of the Class A shares during the Company’s continuous offering will fluctuate over time with the NAV of the Class A shares. Investors in Class A shares will pay a sales load based fee on the amount of their investment, which may range from [ ]% to [ ]%, as set forth in the table below. A reallowance will be made from the sales load paid by each investor as shown on the table below. There are no sales loads on reinvested distributions. The Company reserves the right to waive broker commissions. The following sales loads apply to your purchases of Class A shares of the Company:

Amount Invested	Broker Commission	Dealer Manager Fee	Total Sales Load as a % of Offering Price
Under $100,000	[ ]%	[ ]%	[ ]%
$100,000 to $199,999	[ ]%	[ ]%	[ ]%
$200,000 to $299,999	[ ]%	[ ]%	[ ]%
$300,000 to $999,999	[ ]%	[ ]%	[ ]%
$1,000,000 and above	[ ]%	[ ]%	[ ]%
You may be able to buy Class A shares without either a broker commission or dealer manager fee (i.e., “load-waived”) when you are:
•reinvesting dividends or distributions;
•a current or former director or director of the Company;
•an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in section 152 of the Internal Revenue Code (the “Code”)) of the Company’s Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Company;
•purchasing shares through the Company’s Adviser; or
•purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Company.
You may be able to buy Class A shares without a broker commission when you are:
•participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services; or
•exchanging an investment in Class A (or equivalent type) shares of another fund for an investment in the Company.
In addition, concurrent purchases of Class A shares by related accounts may be combined to determine the application of the sales load. The Company will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.
It is the investor’s responsibility to determine whether a reduced sales load would apply. The Company is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase Class A shares directly from the Company, you must notify the Company in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Company.
Right of Accumulation
For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Company as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:
•an individual;
•an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.
If you plan to rely on this right of accumulation, you must notify the Company’s distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a Stockholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.
Letter of Intent
The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Company as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is [ ]% of the total letter of intent amount. The letter of intent does not preclude the Company from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include (1) the cost of Class A shares of the Company which were previously purchased at a price including a sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for Class A shares of the Company purchased during that period at a price including a sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Company, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.
Class T Shares
Class T shares are sold at the prevailing NAV per Class T share plus the applicable sales load (which may be reduced as described below); however, the following are additional features that should be taken into account when purchasing Class T shares:
•a minimum initial investment of $[ ] for regular accounts and retirement plan accounts, and a minimum subsequent investment of (i) $[ ]under the Fund’s automatic investment program and (ii) $[ ] if not made pursuant to the automatic investment program;
•a monthly shareholder servicing fee at an annual rate of up to [ ]% of the average daily net assets of the Company attributable to Class T shares;
•a Distribution Fee which will accrue at an annual rate equal to [ ]% of the average daily net assets of the Company attributable to Class T shares; and
•an early withdrawal charge equal to [ ]% of the original purchase price of Class T shares repurchased by the Company for repurchases of Class T shares, either through a Mandatory Repurchase request or a Discretionary Repurchase request, during the 365 days following such Stockholder’s initial purchase, which will be deducted from the repurchase proceeds of Class T shares if (i) the original purchase was for amounts of $[ ] million or less and (ii) the selling broker received the reallowance of the dealer-manager fee.
The price of the Class T shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Class T shares. Investors in Class T shares will pay a sales load based on the amount of their investment, which may range from [ ]% to [ ]%, as set forth in the table below. A reallowance will be made by the Dealer Manager from the dealer manager fee paid by each investor. There are no sales loads on reinvested distributions. The following sales loads apply to your purchases of Class T shares of the Fund:

Amount Invested	Broker Commission	Dealer Manager Fee	Total Sales Load as a % of Offering Price
Under $1,000,000	[ ]%	[ ]%	[ ]%
$1,000,000 and above	[ ]%	[ ]%	[ ]%
Class I Shares
Class I shares are expected to be sold at the prevailing NAV per Class I share; however, the following are additional features that should be taken into account when purchasing Class I shares:
•a minimum initial investment of $[ ] for regular accounts and retirement plan accounts;
•a monthly shareholder servicing fee at an annual rate of up to [ ]% of the average daily net assets of the Company attributable to Class I shares; and
•an annual dealer manager fee of [ ]% of the average daily net assets of the Company attributable to Class I shares.
Class I shares are not subject to a Distribution Fee or early withdrawal charges. Class I shares may only be available through certain financial intermediaries. Because Class I shares are sold at the prevailing NAV per Class I share without any upfront sales load, the entire amount of your purchase is invested immediately. However, Class I shares require a minimum investment of $2,000,000 and no minimum subsequent investment. The Company reserves the right to waive minimum investment amounts.

Shareholder Service Expenses
The Company has adopted a “Shareholder Services Plan” with respect to its Class A, Class T and Class I shares under which the Company may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Company. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Company, account reconciliations with the transfer agent, facilitation of electronic delivery to clients of Company documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Company or the Adviser may reasonably request. Under the Shareholder Services Plan, the Company, with respect to its Class A, Class T and Class I shares, may incur expenses on an annual basis equal to [ ]% of its average daily net assets of the Company attributable to the respective share class.
Distribution Plan
The Company, with respect to its Class T shares, is authorized under a “Distribution Plan” (the “Plan”) to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of Stockholder accounts. These activities include marketing and other activities to support the distribution of the Class T shares. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Company is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Plan, the Company pays the Distributor a Distribution Fee at an annual rate of [ ]% of average daily net assets attributable to Class T shares. Class A and Class I shares are not subject to a Distribution Fee, which reduces the NAV of Class T shares.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common Stockholders. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its Stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter will authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Number of Directors; Vacancies; Removal
Our charter will provide that the number of directors will be set only by our Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, following an anticipated amendment of our charter and bylaws, the number of directors may never be less than three nor more than eight. Any vacancy on our Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on our Board of Directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.
Our charter will provide that a director may be removed by the Board, or for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, Stockholder action can be taken only at an annual or special meeting of Stockholders or (unless the charter provides for Stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. The Company does not intend to hold annual meetings of its Stockholders. These provisions, combined with the requirements of our bylaws regarding the calling of a Stockholder-requested special meeting of Stockholders discussed below, may have the effect of delaying consideration of a Stockholder proposal.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to special meetings of Stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting or (2) provided that the special meeting was called for the purpose of electing directors by a Stockholder who was a Stockholder of record both at the time of giving the notice required by our bylaws and at the time of the special meeting who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring Stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform Stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of Stockholders. Although our bylaws do not give our Board of Directors any power to disapprove Stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of Stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our Stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of Stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Stockholders requesting the meeting, a special meeting of Stockholders will be called by the secretary of the corporation upon the written request of Stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, convert, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the corporation’s Board of Directors and approved by the affirmative vote of Stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the Stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, our charter provides that the following matters require the approval of Stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter:

•
any amendment to the provisions of the charter relating to the classification of our Board of Directors, the power of our Board of Directors to fix the number of directors, and the vote required to elect or remove a director;

•	any charter amendment that would convert the Company from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the 1940 Act);

•	the liquidation or dissolution of the Company or any charter amendment to effect the liquidation or dissolution of the Company;

•	any merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our Stockholders;

•
any transaction between the Company, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of directors generally, or any affiliate of such a person, group or member of such a group (collectively “Transacting Persons”), on the other hand; or

•	any amendment to the provisions of the charter relating to the foregoing requirements.
However, if such amendment, proposal or transaction is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), the amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction; provided further that any transaction related to Transacting Persons that would not otherwise require Stockholder approval under the Maryland General Corporation Law would not require further Stockholder approval (unless another provision of our charter or bylaws requires such approval) if approved by at least two-thirds of our continuing directors. In any event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be a registered management investment company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the Stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on our Board of Directors or (3) any successor directors whose nomination for election by the Stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our charter and bylaws provide that our Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
As permitted by the Maryland General Corporation Law, our charter provides that Stockholders will not be entitled to exercise appraisal rights unless a majority of our Board of Directors shall determine such rights apply.
Conflict with 1940 Act
Our bylaws provide that if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Reports to Stockholders
After the effectiveness of the registration statement, of which this prospectus forms a part, we will be required to file periodic reports and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at [ ]. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, periodic reports and other information (“documents”) electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding any tax considerations applicable to an investment in our shares. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
A “U.S. Stockholder” generally is a beneficial owner of our shares who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•
A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A “non-U.S. Stockholder” generally is a beneficial owner of our shares that is not a U.S. Stockholder or a partnership.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Stockholder that is a partner in a partnership holding our shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of our shares.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our Stockholders from our taxable earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our Stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation as a Regulated Investment Company
If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,
then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to Stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our Stockholders. We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Requirement”).
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets and more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests.”)

No statutory, judicial or administrative authority directly addresses how all of the Marketplace Lending Instruments in which the Company will invest should be treated for tax purposes. As a result, the tax treatment of the Company's investment in certain Marketplace Lending Instruments is uncertain. The tax treatment of the Company's investment in Marketplace Lending Instruments could be affected by changes in tax laws or regulations, or interpretations thereof, or by judicial authority that could adversely affect its ability to qualify as a RIC.
For purposes of the Diversification Tests, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law. As described above, the Company currently anticipates that a substantial portion of its Managed Assets will be invested in Marketplace Loans. Each sale of Marketplace Loans by a sourcing platforms to the Company is structured as a "true sale" and is not intended to be a financing or loan by the Company to the sourcing platform. The Trust will receive representations from each sourcing platform that the platform will treat such transactions as sales for tax, accounting and all other applicable purposes. The sale of each Marketplace Loan transfers to the Company all of the sourcing platform's right, title and interest in such loan. The Company will look solely to the borrower for payment and will have no recourse against the sourcing platform in the event of a borrower default.
As a general matter, the "issuer" of a security for purposes of the Diversification Tests is the entity whose economic fortunes ultimately determine the performance of the security. In the opinion of [ ], special tax counsel to the Company, Marketplace Loans acquired by the Company under the circumstances described in the preceding paragraph should be treated as issued by the underlying borrower for the purposes of the Diversification Tests because the Company is exposed only to the credit risk of the underlying borrower and the interest and principal of the Marketplace Loan is repayable solely from the assets of the underlying borrower. Based on such opinion, the Company intends to treat (i) the underlying borrowers (and not the sourcing platforms or any other persons) as the issuers of such Marketplace Loans for purposes of the Diversification Tests. However, such opinion is not binding on the IRS or a court and there can be no assurance that the IRS will not take contrary positions or that a court would agree with such opinion if the issue were to be litigated. There may be times where a substantial portion of the Marketplace Loans in which the Company invests will be sourced from one or a few platforms. Thus, a determination or future guidance by the IRS that the issuer of such Marketplace Loans is the sourcing platform may adversely affect the Company's ability to qualify as a RIC.
The identity of the issuer of Pass-Through Notes and Marketplace Lending Instruments other than Marketplace Loans for purposes of the RIC tests may be less clear, so the Company will take the position that the writer of such instrument held by the Company will be the issuer for the RIC tests even if arguments could be made that the underlying borrowers referenced in certain of such instruments should be treated as the issuers thereof.
If, for any taxable year, the Company did not qualify as a RIC for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Stockholders would not be deductible by the Company in computing its taxable income. In such event, the Company’s distributions, to the extent derived from the Company’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Stockholders, and non-corporate Stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our Stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received all of the corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our Stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation-Senior Securities” in the SAI. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A “U.S. Stockholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by us to non-corporate Stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a preferential tax rate. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced rates applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains in the case of individuals, trusts or estates, regardless of the U.S. Stockholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such Stockholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder.
We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. Stockholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. Stockholders will be treated as having paid will exceed the tax they owe on the deemed capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s cost basis for his, her or its shares. In order to utilize the deemed distribution approach, we must provide written notice to our Stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
We do not expect that special share distributions that we pay ratably to all investors from time to time, if any, will be taxable. However, in the future, we may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each Stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of Stockholders are treated as taxable dividends whether a Stockholder elects to receive cash or shares. The IRS has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many Stockholders elect to receive their distributions in cash, each such Stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable Stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. Stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to Stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases our shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A Stockholder generally will recognize taxable gain or loss if the Stockholder sells or otherwise disposes of his, her or its shares. The amount of gain or loss will be measured by the difference between such Stockholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the Stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of our shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
If we are not a publicly offered RIC for any period, a non-corporate Stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the Stockholder and will be deductible by such Stockholder only to the extent permitted under the limitations described below. For non-corporate Stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered RIC, including management fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to the extent they exceed 2% of such Stockholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will constitute a publicly offered RIC for our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.
In general, individual U.S. Stockholders currently are subject to a preferential rate on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at ordinary income rates.

Certain U.S. Stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% tax on all or a portion of their “net investment income,” which includes dividends received from us and capital gains from the sale or other disposition of our stock.
We will make available to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share basis, the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income and as long-term capital gain on form 1099-DIV. In addition, the amount and the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder’s particular situation.
Payments of dividends, including deemed payments of constructive dividends, or the proceeds of the sale or other taxable disposition of our stock generally are subject to information reporting unless the U.S. Stockholder is an exempt recipient. Such payments may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number and otherwise comply with the rules for establishing an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided that certain required information is provided timely to the IRS.
Taxation of non-U.S. Stockholders
Whether an investment in our shares is appropriate for a non-U.S. Stockholder will depend upon that person’s particular circumstances. An investment in our shares by a non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisers before investing in our shares.
Distributions of our investment company taxable income to non-U.S. Stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. Stockholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. Stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold U.S. federal tax if the non-U.S. Stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. Stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
For distributions made to non-U.S. Stockholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to our Stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether any significant portion of our distributions would be designated as eligible for this exemption from withholding.
Actual or deemed distributions of our net capital gains to a non-U.S. Stockholder, and gains realized by a non-U.S. Stockholder upon the sale of our shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. Stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. Stockholder in the United States, or (ii) such non-U.S. Stockholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. Stockholder, distributions (both actual and deemed) and gains realized upon the sale of our shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our shares may not be appropriate for a non-U.S. Stockholder.
A non-U.S. Stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. Stockholder or otherwise establishes an exemption from backup withholding.
In addition, withholding at a rate of 30% will be required on dividends on, and after December 31, 2018, withholding at a rate of 30% will be required on gross proceeds from the sale of, shares of our stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Similarly, dividends in respect of, and gross proceeds from the sale of, our shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the IRS. We will not pay any additional amounts to Stockholders in respect of any amounts withheld. Non-U.S. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our shares.
A Non-U.S. generally will be required to comply with certain certification procedures to establish that such holder is not a U.S. person in order to avoid backup withholding with respect to payments of dividends, including deemed payments of constructive dividends, or the proceeds of a disposition of our stock. In addition, we are required to annually report to the IRS and each Non-U.S. Stockholder the amount of any dividends or constructive dividends treated as paid to such Non-U.S. Stockholder, regardless of whether any tax was actually withheld. Copies of the information returns reporting such dividend or constructive dividend payments and the amount withheld may also be made available to the tax authorities in the country in which a Non-U.S. Stockholder resides under the provisions of an applicable income tax treaty. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Non-U.S. Stockholder’s U.S. federal income tax liability, if any, provided that certain required information is provided timely to the IRS.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.
The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

PLAN OF DISTRIBUTION
The Company currently offers Class T shares. The Company has applied for exemptive relief from the SEC to issue multiple class of shares (including Class A and Class I) and to impose asset-based distribution fees and early withdrawal fees as applicable. Until such exemptive relief is granted, the Company will only offer Class T shares, and upon receiving the exemptive relief, the Company will also offer Class A and Class I shares. Our shares will be offered on a continuous basis at the NAV per share calculated each business day, plus the applicable sales load. The initial NAV per share is $25.00. Any sales load will be deducted from the proceeds paid to the Company. The maximum sales load will be [ ]% of the amount invested for Class A shares and is [ ]% of the amount invested in Class T shares, which includes a dealer allowance fee and a dealer manager fee of [ %] and [ %], respectively for Class A shares, and a dealer manager fee of [ %] and [ %], respectively for Class T shares. In its capacity as the dealer manager, [ ], (the “Dealer Manager”) will receive the dealer manager fee of [ ]% of the amount invested by an investor in Class A shares, and the dealer manager fee of [ %] of the amount invested by an investor in Class T shares. Class I shares will not be subject to a sales charge.
Our shares will be continuously offered through [ ] (the “Distributor”). Our shares may be purchased only through the Distributor or the Company. The Distributor is not required to sell any specific number or dollar amount of our shares, but will use its best efforts to sell our shares. This is not a “firm commitment” offering in which an underwriter has committed to sell a pre-determined number of shares to investors. The Distributor will also act as our agent in connection with any repurchases of shares. The Company will not sell shares unless it achieves at least [$ ] in subscriptions (the “Minimum Offering Requirement”). Pending satisfaction of the Minimum Offering Requirement, all subscription payments will be placed in an interest-bearing account held by the Company’s escrow agent, [ ] (the “Escrow Agent”), in trust for the investors’ benefit, pending release to the Company. If the Minimum Offering Requirement is not satisfied within one year from the date of this prospectus, the Company will not accept the proceeds and promptly cause all funds in the escrow account (including interest, if any) to be released and the Company will stop offering shares.
We have entered into a distribution agreement (the “Distribution Agreement”) with [ ], pursuant to which the Distributor is serving as the Company’s principal underwriter and acts as the distributor of the Company’s shares on a best efforts basis, subject to various conditions. In addition, the Company entered into a Dealer Manager Agreement with the Dealer Manager, pursuant to which the Dealer Manager receives compensation for certain sales, promotional and marketing services provided to the Company in connection with the distribution of shares. In connection with the Dealer Manager’s wholesale activities, the Distributor entered into a “Wholesale Marketing Agreement” with the Dealer Manager, pursuant to which the Dealer Manager will solicit, through participating dealers, purchasers in the Company’s shares and undertake such advertising and promotion as it believes is reasonable in connection with procuring purchasers in the Company’s shares.
To the extent consistent with applicable law, we have agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the Securities Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify us and each of our directors against certain liabilities under the Securities Act and in connection with the services rendered to us.
The minimum initial investment by a Stockholder for Class A shares is expected to be [$2,500] for regular accounts and [$1,000] for retirement plan accounts. The minimum initial investment by a Stockholder for Class T shares is [$2,500] for regular accounts and retirement plan accounts. Subsequent investments in Class A and Class T shares may be made with at least [$100] under the Fund’s automatic investment program. Subsequent investment in Class A and Class T shares not made pursuant to the automatic investment program may be made with at least [$1,000]. The minimum initial investment for Class I shares is expected to be [$2,000,000] while subsequent investments may be made in any amount. We may vary the investment minimums from time to time or waive them for certain subscribers in whole or in part. We do not impose any other eligibility requirements with respect to the purchase of shares. We expect that our Class T shares will be initially offered primarily to clients of registered investment advisers and other institutional investors. We do not charge a sales load for the purchase of our shares; however, clients of investment advisory organizations may be subject to investment advisory fees under their own arrangements with such organizations.
All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. We reserve the right to reject any initial or additional investment and to suspend the offering of shares. The Company and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part. The Company will not reject purchase orders for shares in order to prevent takeover attempts. Stockholders who invest in us through an investment adviser should contact the investment adviser regarding purchase procedures.
A purchase of shares will be made at the NAV per share next determined following receipt of a purchase order in good order by us, plus the applicable sales load. A purchase order is in “good order” when the Company, the Distributor, an authorized intermediary or, if applicable, its respective agent or representative, receives all required information, including properly completed and signed documents, and the purchase order is approved by us. Once we accept a purchase order, you may not cancel or revoke it. We reserve the right to cancel any purchase order we receive if we believe that it is in the best interest of the Stockholders to do so.
Our shares will not be listed on an exchange in the foreseeable future, if at all. It is not anticipated that a secondary market for our shares will develop unless our shares are listed on an exchange. Neither the Adviser nor the Distributor intends to make a market in our shares.
Additional Broker and Dealer Compensation
The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Company), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Company shares (the “Additional Compensation”). In return for the Additional Compensation, the Company may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives or placement on a list of investment options offered by a broker or dealer. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. Nonetheless, the amount of such Additional Compensation payments to brokers or dealers is not expected to exceed [ ]% of the Company’s average net assets. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Company over other potential investments. In addition, the Adviser may benefit from the payment of Additional Compensation when those payments result in increased net assets for the Company, and therefore increased management fees for the Adviser.
Purchasing Shares
Investors may purchase shares directly from the Company in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the transfer agent. The returned check and stop payment fee is currently $5. Investors may buy and sell shares of the Company through financial intermediaries and their agents that have made arrangements with the Company and are authorized to buy and sell shares of the Company (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Company may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Company, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Company’s NAV next computed after it is received by the Financial Intermediary.
By Mail
To make an initial purchase by mail, complete an account application and mail the application (attached hereto as Appendix A), together with a check made payable to Prospect Marketplace Lending Corporation to:
Regular Mail:
Prospect Marketplace Lending Corporation
c/o [ ]
[ ]
Overnight Mail:
[ ]
c/o [ ]
[ ]
All checks must be in U.S. Dollars drawn on a domestic bank. The Company will not accept payment in cash or money orders. The Company also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the

Company will neither accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.
The transfer agent will charge a $5.00 fee against an investor’s account, in addition to any loss sustained by the Company, for any payment that is returned. It is the policy of the Company not to accept applications under certain circumstances or in amounts considered disadvantageous to Stockholders. The Company reserves the right to reject any application.
By Wire - Initial Investment
To make an initial investment in the Company, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Company, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Company, please call the Company at [ ] for wiring instructions and to notify the Company that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Company will normally accept wired funds for investment on the day received if they are received by the Company’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:
[ ]
ABA #: [ ]
Account #: [ ]
FAO: (Include Account Title)
By Wire - Subsequent Investments
Before sending a wire, investors must contact the transfer agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Company, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Automatic Investment Plan - Subsequent Investments
You may participate in the Company’s automatic investment plan, an investment plan that automatically moves money from your bank account and invests it in the Company through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Company account. Please contact the Company at [ ] for more information about the Company’s automatic investment plan.
By Telephone
Investors may purchase additional shares of the Company by calling [ ]. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4:00 p.m. Eastern time will be purchased at the appropriate price calculated on that day.
Telephone trades must be received by or prior to market close. During periods of high market activity, Stockholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
In compliance with the USA Patriot Act of 2001, the Distributor will verify certain information on each account application as part of the Company’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Distributor at [ ] for additional assistance when completing an application.
If the Company does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Company also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

SHARE REPURCHASE PROGRAM
In order to provide some liquidity to its Stockholders, the Company intends to offer to repurchase its outstanding shares on a quarterly basis. The Company is an interval fund and, as such, has adopted a fundamental policy to make one repurchase offer in the third calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% and no more than 25% of the shares outstanding. We refer to such repurchase as a “Mandatory Repurchase” because the Company is required to conduct this repurchase offer unless certain limited circumstances occur. There is no guarantee that Stockholders will be able to sell all of the shares they desire in a Mandatory Repurchase offer because Stockholders, in total, may wish to sell more than the percentage of the Company’s shares being repurchased. The Company intends to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption offer requirements.
In addition to the Mandatory Repurchase discussed above, the Company intends to offer additional liquidity to its Stockholders by offering to repurchase shares in the first, second and fourth calendar quarters of each year pursuant to three written tender offers. Each such repurchase offer will be at a price equal to the NAV per share, and is expected to be for an amount equal to 5% of the shares outstanding. We refer to each such repurchase as a “Discretionary Repurchase” because while the Company intends to consistently offer such additional repurchase opportunities to its Stockholders, such Discretionary Repurchases are not a part of the Company’s fundamental policy. Discretionary Repurchases will be made at such times, in such amounts and such terms as may be determined by the Board of Directors, in its sole discretion.
Mandatory Repurchases
The Company will make one Mandatory Repurchase in the third calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% and no more than 25% of shares outstanding, unless such repurchase is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to repurchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Company’s outstanding voting securities (as defined in the 1940 Act). Stockholders will be notified in writing of each Mandatory Repurchase and the date the repurchase offer ends (the “Mandatory Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Mandatory Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). Stockholders tendering Class T shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of [ ]%, which will be deducted from repurchase proceeds.
Stockholders will be notified in writing about each Mandatory Repurchase offer, how they may request that the Company repurchase their shares and the Mandatory Repurchase Request Deadline, which is the date the repurchase offer ends. Shares tendered for repurchase by Stockholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to Stockholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the Stockholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board of Directors may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
Determination of Mandatory Repurchase Offer Amount
The Board of Directors, in its sole discretion, will determine the number of shares that the Company will offer to repurchase (the “Mandatory Repurchase Offer Amount”) for a given the Mandatory Repurchase Request Deadline. The Mandatory Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Mandatory Repurchase Request Deadline. However, investors should not rely on Mandatory Repurchases being made in amounts in excess of 5% of Company assets.
If Stockholders tender for repurchase more than the Mandatory Repurchase Offer Amount for a given Mandatory Repurchase, the Company will repurchase the shares on a pro rata basis. However, the Company may accept all shares tendered for Mandatory Repurchase by Stockholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Company will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Stockholder’s obligation to both notify and provide the Company supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Stockholders
Approximately 30 days (but no less than 21 days and more than 42 days) before each Mandatory Repurchase Request Deadline, the Company shall send to each Stockholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Stockholder Notification”). The Stockholder Notification will contain information Stockholders should consider in deciding whether or not to tender their shares for Mandatory Repurchase. The notice also will include detailed instructions on how to tender shares for the Mandatory Repurchase, state the Mandatory Repurchase Offer Amount and identify the dates of the Mandatory Repurchase Request Deadline, the scheduled Mandatory Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Mandatory Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Stockholders may ascertain the NAV after the notification date.
Repurchase Price
The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Mandatory Repurchase Pricing Date. You may call 1-888-292-3178 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Mandatory Repurchase.
Repurchase Amounts and Payment of Proceeds
Shares tendered for Mandatory Repurchase by Stockholders prior to any Mandatory Repurchase Request Deadline will be repurchased subject to the aggregate Mandatory Repurchase Offer Amount established for that Mandatory Repurchase Request Deadline. Payment pursuant to the Mandatory Repurchase will be made by check to the Stockholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Mandatory Repurchase Pricing Date. The Board of Directors may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
If Stockholders tender for repurchase more than the Mandatory Repurchase Offer Amount for a given Mandatory Repurchase, the Company may, but is not required to, repurchase an additional amount of shares not to exceed 2.0% of the outstanding shares of the Company on the Mandatory Repurchase Request Deadline. If the Company determines not to repurchase more than the Repurchase Offer Amount, or if Stockholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Mandatory Repurchase Request Deadline, the Company will repurchase the shares on a pro rata basis. However, the Company may accept all shares tendered for repurchase by Stockholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.
Suspension or Postponement of Mandatory Repurchase
The Company may suspend or postpone a Mandatory Repurchase only: (a) if making or effecting the Mandatory Repurchase would cause the Company to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Company are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Company of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Company fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Stockholders of the Company.
Liquidity Requirements
The Company must maintain liquid assets equal to the Mandatory Repurchase Offer Amount from the time that the notice is sent to Stockholders until the Mandatory Repurchase Pricing Date. The Company will ensure that a percentage of its net assets equal to at least 100% of the Mandatory Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Company has valued the investment within the time period between the Mandatory Repurchase Request Deadline and the Mandatory Repurchase Payment Deadline. The Board of Directors has adopted procedures that are reasonably designed to ensure that the Company’s assets are sufficiently liquid so that the Company can comply with the Mandatory Repurchase and the liquidity requirements described in the previous paragraph. If, at any time, the Company falls out of compliance with these liquidity requirements, the Board of Directors will take whatever action it deems appropriate to ensure compliance.

Consequences of Mandatory Repurchases
Mandatory Repurchases will typically be funded from available cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption offer requirements. Payment for repurchased shares, however, may require the Company to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Company’s portfolio turnover and potentially causing the Company to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Company borrows to finance repurchases, interest on that borrowing will negatively affect Stockholders who do not tender their shares in a Mandatory Repurchase by increasing the Company’s expenses and reducing any net investment income. To the extent the Company finances repurchase amounts by selling Company investments, the Company may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund Mandatory Repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Company’s NAV. In addition, the Company may sell portfolio securities at an inopportune time and may suffer losses or unexpected tax liabilities.
Repurchase of the Company’s shares will tend to reduce the amount of outstanding shares and, depending upon the Company’s investment performance, its net assets. A reduction in the Company’s net assets would increase the Company’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Company will be a taxable event to Stockholders.
The Company is intended as a long-term investment. The Mandatory Repurchase is the only means of liquidity through which Stockholders have a right to redeem their shares, subject to a limited number of extenuating circumstances. Stockholders have no rights to redeem or transfer their shares, other than limited rights of a Stockholder’s descendants to redeem shares in the event of such Stockholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Company expect a secondary market for its shares to exist in the future.
Discretionary Repurchases
No Right of Redemption
No Stockholder will have the right to require the Company to conduct a Discretionary Repurchase. No public market exists for the shares, and none is expected to develop. Consequently, Stockholders will not be able to liquidate their investment other than as a result of repurchases of shares by the Company, as described above and below. An investment in the Company is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the shares.
Repurchases of Shares
To provide Stockholders with additional liquidity, the Company intends to conduct three Discretionary Repurchase offers of its shares in the first, second and fourth calendar quarters of each year. The first Discretionary Repurchase offer is expected to occur in the fourth full calendar quarter after we commence operations. Any Discretionary Repurchase offer will be conducted solely through written tender offer materials mailed to each Stockholder (and not through this prospectus) in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Company’s Discretionary Repurchases will be conducted on such terms as may be determined by the Board of Directors in its complete and absolute discretion unless, in the judgment of the Independent Directors, such Discretionary Repurchases would not be in the best interests of Stockholders or would violate applicable law. The Board of Directors also will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to make a Discretionary Repurchase and under what terms:
•the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);
•the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
•the Company’s investment plans;
•the Company’s working capital requirements;
•the Company’s history in repurchasing shares or portions thereof; and
•the condition of the securities markets.

At the sole discretion of the Board of Directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable quarter to repurchase shares. In addition, the Company will limit Discretionary Repurchases in each quarter to 5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. You may request that we repurchase all of the shares of our common stock that you own. The Company will offer to repurchase such Shares at a price equal to the NAV per share in effect on each date of repurchase.
If Stockholders tender for repurchase more than the Discretionary Repurchase offer amount for a given Discretionary Repurchase offer, the Company will repurchase the shares on a pro rata basis. However, the Company may accept all shares tendered for repurchase by Stockholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Company will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Stockholder’s obligation to both notify and provide the Company supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
In connection with any Discretionary Repurchase offer, the Board of Directors requires that the Company repurchase shares or portions thereof from Stockholders pursuant to written tenders only on terms it determines to be fair to the Company and to all Stockholders. Repurchases of shares by the Company will be paid in cash. Discretionary Repurchases will be effective after receipt and acceptance by the Company of all eligible written tenders of shares from Stockholders.
When the Board of Directors determines that the Company will offer to make a Discretionary Repurchase offer, tender offer materials will be provided to Stockholders describing the terms thereof, and containing information Stockholders should consider in deciding whether and how to participate in such repurchase opportunity.
The Adviser expects that, under the procedures applicable to Discretionary Repurchase offers, shares will generally be valued for purposes of determining their repurchase price as of a date at least 60 days after the date by which shareholders must submit a repurchase request. Any Discretionary Repurchase offer presented to Stockholders will remain open for a minimum of 20 business days following the commencement of the offer. In the materials that the Company will send to Stockholders, the Company will include the date that the tender offer will expire. All tenders for Discretionary Repurchase requests must be received prior to the expiration of the repurchase offer in order to be valid.
In connection with any Discretionary Repurchase offer, in order to submit shares to be repurchased, Stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to Stockholders, as well as any other documents required, by the letter of transmittal. At any time prior to the expiration of the repurchase offer, Stockholders may withdraw their tenders by submitting a notice of withdrawal to the Company.
The Company will not repurchase shares, or fractions thereof, if such Discretionary Repurchase will cause the Company to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.
While the Company intends to make Discretionary Repurchase offers in the first, second and fourth calendar quarters of each year, as described above, the Company is not required to do so and the Board of Directors may amend, suspend or terminate the Discretionary Repurchase program at any time. Other than with respect to the Mandatory Repurchases discussed above, investors have no right to require the Company to redeem their Shares.
Repurchase Price
The repurchase price of the shares for any Discretionary Repurchase offer will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [ ] to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Early Withdrawal Charge
Stockholders who tender Class T shares for repurchase, either through a Mandatory Repurchase request or a Discretionary Repurchase request within 365 days of purchase may be subject to an early withdrawal charge of [ ]% of the original purchase price of the shares. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) Stockholder death or (2) Stockholder disability. The early withdrawal charge may also be waived in connection with a number of additional circumstances, including the following repurchases of shares held by employer sponsored benefit plans: (i) repurchases to satisfy participant loan advances; (ii) repurchases in connection with distributions qualifying under the hardship provisions of the Code; and (iii) repurchases representing returns of excess contributions to such plans. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other Stockholder. Class I shares and Class A shares are not subject to an early withdrawal charge on any repurchases of shares.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND ESCROW AGENT
Our securities are held under a custody agreement by [ ]. The address of the custodian is: [ ]. [ ] will act as our transfer agent, and distribution paying agent. The principal business address of our transfer agent is [ ]. [ ] will act as our escrow agent. The principal business address of our escrow agent is [ ].

DEALER MANAGER
The dealer manager for this offering is [ ] (the “Dealer Manager”). The Dealer Manager was formed on [ ] and registered as a broker-dealer with the SEC and FINRA on [ ]. The Dealer Manager receives compensation for certain sales, promotional and marketing services provided to the Company in connection with the distribution of the Fund’s Class A and Class T shares. In its capacity as dealer manager of this offering, the Dealer Manager is expected to receive upfront dealer manager fees of [ ]%, [ ]%, and [ ]% of the Fund’s public offering price per Class A, Class T and Class I shares. The Dealer Manager may reallow to such selected broker-dealers all or any portion of the upfront sales charges, distribution fess, shareholder servicing fees, or dealer manager fees, as applicable, received on Class A and Class T shares. The amount and timing of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing this offering and due diligence expenses incurred.

LEGAL MATTERS
Certain legal matters in connection with the offering will be passed upon for us by Kramer Levin Naftalis & Frankel LLP.

ADDITIONAL INFORMATION
The Company’s fiscal year ends on each [ ]. The Company’s tax year for federal income tax purposes ends on each [ ].
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares offered by this prospectus. The registration statement contains additional information about us and our shares being offered by this prospectus, including a SAI. The SAI, as it may be amended from time to time, is incorporated by reference herein to this prospectus.
We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at [ ].

THE COMPANY’S PRIVACY POLICY
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Prospect Marketplace Lending Corporation and its affiliated companies. This notice supersedes any other privacy notice you may have received from Prospect Marketplace Lending Corporation.
We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.
We do not share this information with any non-affiliated third-party except as described below.

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page
THE COMPANY	SAI-3
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-4
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	SAI-6
PORTFOLIO MANAGERS	SAI-7
REGULATION	SAI-8
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-13
FINANCIAL STATEMENTS	SAI-13

PART B
STATEMENT OF ADDITIONAL INFORMATION
The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Preliminary Statement of Additional Information
Subject to Completion, dated January 10, 2017
Prospect Marketplace Lending Corporation
STATEMENT OF ADDITIONAL INFORMATION  , 2017
This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated  , 2017, relating to this offering and any accompanying prospectus supplement. A copy of the prospectus and any accompanying prospectus supplement may be obtained, without charge, by calling us at (212) 448-0702, or by visiting our website at www.[ ].com.
The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at www.sec.gov, at no charge.
We are a newly formed entity and therefore have no operating history to report. We have not operated under any other name or conducted other business activity.
Unless otherwise noted, the terms “we,” “us,” “our,” and “Prospect Marketplace” refer to Prospect Marketplace Lending Corporation. Terms not defined herein have the same meaning as given to them in the prospectus.

SAI-1

Page
THE COMPANY	SAI-3
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-4
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	SAI-6
PORTFOLIO MANAGERS	SAI-7
REGULATION	SAI-8
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-13
FINANCIAL STATEMENTS	SAI-13

SAI-2

THE COMPANY
Prospect Marketplace Lending Corporation (“we,” “us,” or the “Company”) was incorporated in the State of Maryland on September 23, 2016. We are a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”).
The Company currently offers Class T shares. The Company has applied for exemptive relief from the SEC to issue multiple class of shares (including Class A and Class I) and to impose asset-based distribution fees and early withdrawal fees as applicable. Until such exemptive relief is granted, the Company will only offer Class T shares, and upon receiving the exemptive relief, the Company will also offer Class A and Class I shares.

SAI-3

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of the Company’s business affairs, including, but not limited to, the following:
•The directors, officers and other personnel of the Adviser and its affiliates allocate their time between advising the Company and managing other investment activities and business activities in which they may be involved, including managing and operating Prospect Capital Corporation;
•The compensation payable by the Company to the Adviser and other affiliates will be approved by the Board consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and its organizational documents. Such compensation is payable, in most cases, whether or not the Company’s shareholders receive distributions. The Company’s use of leverage may also create a conflict of interest, as the fees paid by the Company to the Adviser for investment advisory services will be higher than in if the Company did not use leverage because the investment advisory fees paid will be calculated on the basis of the Company’s gross assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred shares or notes, any reverse repurchase agreements, dollar rolls or similar transaction;
•The Company will compete with certain affiliates for investments, including Prospect Capital Corporation, subjecting the Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Company’s behalf;
•Regardless of the quality of the assets acquired or the services provided to the Company, or whether the Company makes distributions to the Company’s shareholders, the Adviser will receive base management fees, including payments under the Administration Agreement based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, and may receive incentive fees in connection with the generation of pre-incentive net investment income;
•The personnel of the Adviser and its affiliates allocate their time between assisting the Adviser in connection with identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in their capacity as personnel of the investment adviser to Prospect Capital Corporation;
•The Company may compete with other funds managed by affiliates of the Adviser for investment opportunities, subjecting the Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to the Company;
•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Company may receive from the SEC, if any, the Company and other clients for which the Adviser provides investment management services or carries on investment activities, may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Company and such other clients;
•The Adviser and its respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Company, even though their investment objectives may be similar to the Company’s;
•The Adviser and its affiliates may have existing business relationships or access to material, non-public information that would prevent them from recommending certain investment opportunities that would otherwise fit within the Company’s investment objectives;
•The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Company and/or may involve substantial time and resources of the Adviser or its affiliates. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Company. Affiliates of the Adviser have no obligation to make their originated investment opportunities available to the Company;
•The Company intends to enter into a license agreement with Prospect Capital Investment Management, LLC, an affiliate of Prospect Capital Management, pursuant to which Prospect Capital Investment Management will agree to grant us a non-exclusive, royalty free license to use the name “Prospect Marketplace.” Under this agreement, we will have a right to use the Prospect Marketplace name, for so long as Prospect Capital Management or one of its affiliates remains our investment

SAI-4

adviser. Other than with respect to this limited license, we will have no legal right to the Prospect Marketplace name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect; and
To the extent permitted by the 1940 Act and staff interpretations, or by the order granted by the SEC, the Adviser may seek to have the Company and one or more other investment accounts managed by the Adviser or any of its affiliates participate in an investment opportunity. Other funds managed by the Adviser, including Prospect Capital Corporation, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., have also been granted the Order and thus have the ability with the Company to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates subject to the conditions included therein.

SAI-5

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this SAI, information with respect to the beneficial ownership of our shares by:

•	each person known to us to beneficially own more than 5% of the outstanding shares;

•	each member of our Board of Directors and each executive officer; and

•	all of the members of our Board of Directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Unless otherwise specified, the address of each beneficial owner is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Shares Beneficially Owned as of the Date of This SAI
Name	Number of Shares	Percentage(1)	Percentage assuming maximum amount is purchased
5% or Greater Stockholders:
[ ]	[ ]	*	*
Interested Directors:
John F. Barry III	—	—	—
M. Grier Eliasek	—	—	—
Independent Directors:
[ ]	—	—	—
[ ]	—	—	—
[ ]	—	—	—
Executive Officers:
Brian H. Oswald	[ ]	*	*
All officers and members of our Board of Directors as a group (persons)	[ ]	*	*
_______________________________________________________________________________

*	Less than 1%.

(1)	Based on a total of [ ] shares of common stock outstanding on [ ].
The following table sets forth, as of the date of this SAI, the dollar range of our equity securities that are beneficially owned by each member of our Board of Directors, based on the public offering price of $[ ] per share.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors:
John F. Barry III	None
M. Grier Eliasek	None
Independent Directors:
[ ]	None
[ ]	None
[ ]	None
_______________________________________________________________________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

SAI-6

PORTFOLIO MANAGERS
The following table provides information regarding other accounts managed by the Company’s portfolio managers, as of [ ], 2017:

Registered Investment Companies Managed
Number with
		Performance Based	Total Assets with
Number Total	Total Assets	Fees	Performance-Based Fees
[ ]	[ ]	[ ]	[ ]

Pooled Investment Vehicles Managed

Number with
		Performance Based	Total Assets with
Number Total	Total Assets	Fees	Performance-Based Fees
[ ]	[ ]	[ ]	[ ]

Other Accounts Managed
Number with
		Performance Based	Total Assets with
Number Total	Total Assets	Fees	Performance-Based Fees
[ ]	[ ]	[ ]	[ ]

Portfolio Manager Compensation
Mr. Eliasek receives no compensation from the Company. Mr. Eliasek receives a salary and bonus from the Adviser that takes into account his role as a senior officer of the Company and of the Adviser, his performance and the performance of each of the Company and the Adviser. Mr. Barry receives no compensation from the Company. Mr. Barry, as the sole member of the Adviser, receives a salary and/or bonus from the Adviser and is entitled to equity distributions after all other obligations of the Adviser are met. [ ]
The following table sets forth, as of the date of this SAI, the dollar range of our equity securities that are owned by each of our portfolio managers.

Name of Professional	Dollar Range of Equity Securities(1)
[ ]	None
_______________________________________________________________________________

(1)	The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

SAI-7

REGULATION
We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•
except in each case in accordance with our policies with respect thereto set forth in this SAI and the Prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•
deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•	change the nature of our business so as to cease to be an investment company.
A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.
As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.
As a closed-end “interval” fund, we conduct our Mandatory Repurchase offers pursuant to Rule 23c-3 under the 1940 Act.
We are generally not able to issue and sell our common stock at a price below net asset value (“NAV”) per share. See “Risk Factors-Structural and Market-Related Risks” governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage. See “Risk Factors- Structural and Market-Related Risks” in the Prospectus. We may, however, sell our common stock, at a price below the then-current NAV of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
We may borrow funds to make investments, although we do not intend to issue preferred shares in the first 12 months following the date of this prospectus. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

SAI-8

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors-Structural and Market-Related Risks” in the Prospectus.
Fundamental Investment Policies
Except as otherwise indicated, our investment policies are not fundamental and may be changed without a vote of Stockholders. Any percentage limitations described in this SAI are as of the time of investment by the Company and may be exceeded on a going-forward basis as a result of market value fluctuations of our portfolio or other events.

As a matter of fundamental policy, we may not:

(1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) purchase any security if, as a result of such purchase, 25% or more of our total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry or group of industries; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities; and provided further that we will invest more than 25% of our assets in diversified financials;

(4) engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate or mortgages on real estate acquired as a result of our ownership of securities;

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent us from purchasing or selling options, futures contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities);

(7) make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

(8) invest in Marketplace Loans (as defined in the Prospectus) that are of subprime quality at the time of investment (loans with a FICO score of 600 or less), as determined by the Adviser pursuant to guidelines approved by the Board of Directors.

In addition, the Company is an interval fund and, as such, has adopted the fundamental policy below stating (A) that the Company will make mandatory repurchase offers at periodic intervals pursuant to Rule 23c-3(b)(2) under the 1940 Act, as such rule may be amended from time to time; (B) the periodic intervals between the mandatory repurchase request deadlines; (C) the dates of the mandatory repurchase request deadlines or the means of determining the mandatory repurchase request deadlines; and (D) the maximum number of days between each mandatory repurchase request deadline and the next repurchase pricing date. The Company’s fundamental policy is that it will make one mandatory repurchase offer in the third calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% and no more than 25% of the Fund’s shares outstanding, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the mandatory repurchase request deadline, or the next business day if the 14th is not a business day. This fundamental policy may only be changed by a majority vote of the Company’s outstanding voting securities.

For purposes of fundamental policy (3) above, investments in diversified financials shall include, among other things, investments in borrowers of Marketplace Loans and issuers of Pass-Through Notes, as well as any direct investments in marketplace lending platforms. In addition, the Company will use the Standard Industrial Classification Codes to determine industry classification.

SAI-9

For purposes of fundamental policy (7) above, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like us, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. We have not applied for, and currently do not intend to apply for, any exemptive relief that would allow it to make loans outside of the limits of the 1940 Act.

For purposes of fundamental policy (8) above, the Adviser will determine whether loans offered to us are of subprime quality at the time of investment pursuant to guidelines approved by the Board of Directors from time to time.Although there is no specific legal or market definition of subprime quality, it is generally understood in the industry to signify that there is a material likelihood that the loan will not be repaid in full. We consider a consumer Marketplace Loan to be of subprime quality if the individual borrower of such loan has a FICO score of below 600. We considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. In determining whether an SME loan is of subprime quality, the Adviser will generally look to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data.

We may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% of our total assets (including the amount borrowed) less all liabilities other than borrowings. We do not anticipate we will enter into reverse repurchase agreements to incur any borrowings. For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled “Use of Leverage” in the Prospectus.

The foregoing fundamental investment policies may not be changed without the approval of the holders of a “majority of the outstanding voting securities” of the Company, which includes our shares and the shares of preferred stock of the Company, if any, voting together as a single class, and the holders of the outstanding shares of preferred stock of the Company, if any, voting as a single class. Our investment objective and the remainder of the Company’s investment policies and limitations (as disclosed in the Prospectus), including its investment strategy, are not considered to be fundamental and can be changed without a vote of the Stockholders. However, our policy of investing at least 80% of our Managed Assets in Marketplace Loans and other investments in marketplace lending (as further described in the Prospectus and this SAI) may only be changed by the Board of Directors of the Company (the “Board of Directors”) following the provision of 60 days’ prior written notice to the Stockholders. In addition, the investment objective may be changed by our Board of Directors if we provide our Stockholders with at least 60 days prior notice. When used with respect to particular shares of the Company, a “majority of the outstanding voting securities” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.
We will be subject to certain regulatory restrictions in making our investments. Our Adviser has received an Order from the SEC, which we expect to be able to rely upon as a Future Affiliated Fund (as defined in the Order) in order to have the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by our Adviser or certain affiliates, including Prospect Capital Corporation, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc. We may only co-invest with certain entities affiliated with our Adviser in negotiated transactions originated by our Adviser or its affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the statement of additional information.
Where applicable, the foregoing fundamental investment policies shall be interpreted based on the applicable rules, regulations and pronouncements of the SEC and its staff.
Temporary Investments
Pending investment in portfolio securities consistent with our investment objective and strategies described in the Prospectus, our investments may consist of cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SAI-10

Senior Securities
We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors-Structural and Market-Related Risks” in the Prospectus.
Code of Ethics
Our Adviser has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements. We have attached our and our Adviser’s code of ethics as an exhibit to the registration statement of which the Prospectus is a part. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.
Proxy Voting Policies and Procedures
We intend to delegate our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set forth below. The guidelines are reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.
Introduction
As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for the investment advisory clients of our Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
Our Adviser will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
The proxy voting decisions of our Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Prospect Marketplace Lending Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Other

SAI-11

We will be periodically examined by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•
pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

SAI-12

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

FINANCIAL STATEMENTS
[The Fund’s seed financial statements and the report of the independent registered public accounting firm thereon are attached hereto as Appendix A.]

SAI-13

PART C

Other Information

Item 25.  Financial Statements and Exhibits

(1)    Financial Statements

Financial statements are presented in the statement of additional information. †

(2)    Exhibits

(a)(1)	Form of Articles of Incorporation*

*	Previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 811-23204), filed on October 24, 2016.
†	To be filed by amendment.

Item 26.  Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.  Other Expenses of Issuance and Distribution

SEC registration fee	[ ]
FINRA filing fee	[ ]
Advertising and sales literature	[ ]
Accounting fees and expenses	[ ]
Legal fees and expenses	[ ]
Due Diligence expenses	[ ]
Printing and engraving	[ ]
Seminars	[ ]
Transfer Agent fees	[ ]
Miscellaneous fees and expenses	[ ]
Total	$—

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28.  Persons Controlled by or Under Common Control

See “Certain Relationships and Related Party Transactions” in the Statement of Additional Information contained herein.

Item 29.  Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital shares at [ ], 2017.

Title of Class	Number of Record Holders
Shares of common stock	—

Item 30.  Indemnification

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law and the Registrant’s charter and bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter, following a subsequent amendment, will contain such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory Agreement will provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management L.P. (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement will provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors,” and “Executive Officers” and “Investment Advisory Agreement.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-62969), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)    the Registrant, Prospect Marketplace Lending Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016;

(2)    the Transfer Agent, [ ];

(3)    the Custodian, [ ];

(4)	the Adviser, Prospect Capital Management L.P., 10 East 40th Street, 42nd Floor, New York, New York 10016; and

(5)    the Administrator, Prospect Administration LLC, 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 33.  Management Services

Not Applicable.

Item 34.  Undertakings

We hereby undertake:

(1)
to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

	(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5)
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6)
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.

	(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(ii)
the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

	(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(7)	to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 10, 2017.

Prospect Marketplace Lending Corporation

By	/s/ JOHN F. BARRY III
	Name:	John F. Barry III
	Title:	Chairman of the Board of Directors, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ JOHN F. BARRY III	Chairman of the Board of Directors, Chief Executive Officer (Principal Executive Officer) and Director	January 10, 2017
John F. Barry III

/s/ M. GRIER ELIASEK	President and Chief Operating Officer and Director	January 10, 2017
M. Grier Eliasek

/s/ BRIAN H. OSWALD	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)	January 10, 2017
Brian H. Oswald